--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED
                               CREDIT AGREEMENT

                                     among

                               RADIO ONE, INC.,
                                as the Borrower


                            BANK OF AMERICA, N.A.,
                           as Administrative Agent,


                          CREDIT SUISSE FIRST BOSTON,
                             as Syndication Agent,


        FIRST UNION NATIONAL BANK, TORONTO DOMINION (TEXAS), INC. and
                            BANKERS TRUST COMPANY,
                           as Documentation Agents,

                                      AND

                         THE SEVERAL LENDERS FROM TIME
                            TO TIME PARTIES HERETO


                           DATED AS OF JULY 17, 2000


--------------------------------------------------------------------------------

                        BANC OF AMERICA SECURITIES LLC,
                   Sole Lead Arranger and Sole Book Manager

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


SECTION 1.   CERTAIN DEFINITIONS AND TERMS                                       1

        1.1  Defined Terms....................................................   1
             -------------
        1.2  Other Definitional Provisions....................................  31
             -----------------------------
        1.3  Computation of Time Periods......................................  32
             ---------------------------
        1.4  Classes and Types of Loans and Borrowings........................  32
             -----------------------------------------

SECTION 2.   AMOUNT AND TERMS OF COMMITMENTS                                    33

        2.1  Revolving Credit Facility........................................  33
             -------------------------
        2.2  Procedure for Revolving Credit Borrowings........................  33
             -----------------------------------------
        2.3  Term Facilities..................................................  34
             ---------------
        2.4  Maturity and Amortization of Term Loans..........................  35
             ---------------------------------------
        2.5  Procedure for Term Loan Borrowing................................  35
             ---------------------------------
        2.6  Repayment of Loans...............................................  36
             ------------------
        2.7  Incremental Commitments..........................................  37
             -----------------------
        2.8  Loan Accounts, Notes, and Payments...............................  38
             ----------------------------------

SECTION 3.   LETTERS OF CREDIT                                                  38

        3.1  L/C Commitment...................................................  38
             --------------
        3.2  Procedure for Issuance of Letters of Credit......................  39
             -------------------------------------------
        3.3  Fees, Commissions and Other Charges..............................  39
             -----------------------------------
        3.4  L/C Participations...............................................  39
             ------------------
        3.5  Reimbursement Obligation of the Borrower.........................  41
             ----------------------------------------
        3.6  Obligations Absolute.............................................  41
             --------------------
        3.7  Letter of Credit Payments........................................  42
             -------------------------
        3.8  L/C Application..................................................  42
             ---------------

SECTION 4.   GENERAL PROVISIONS APPLICABLE TO LOANS                             42

        4.1  Interest Rates and Payment Dates.................................  42
             --------------------------------
        4.2  Optional and Mandatory Commitment Reductions and Prepayments.....  43
             ------------------------------------------------------------
        4.3  Commitment Fees, etc.............................................  46
             --------------------
        4.4  Computation of Interest and Fees.................................  47
             --------------------------------
        4.5  Conversion and Continuation Options..............................  48
             -----------------------------------
        4.6  Minimum Amounts of Eurodollar Tranches...........................  48
             --------------------------------------
        4.7  Inability to Determine Interest Rate.............................  49
             ------------------------------------
        4.8  Pro Rata Treatment and Payments..................................  49
             -------------------------------
        4.9  Requirements of Law..............................................  50
             -------------------
       4.10  Taxes............................................................  51
             -----
       4.11  INDEMNITY........................................................  53
             ---------
       4.12  Change of Lending Office.........................................  54
             ------------------------

SECTION 5.   REPRESENTATIONS AND WARRANTIES                                     54

        5.1  Financial Condition..............................................  54
             -------------------

        5.2  No Change........................................................  55
             ---------
        5.3  Existence; Compliance with Law...................................  55
             ------------------------------
        5.4  Power; Authorization; Enforceable Obligations....................  56
             ---------------------------------------------
        5.5  No Legal Bar.....................................................  56
             ------------
        5.6  No Material Litigation...........................................  56
             ----------------------
        5.7  No Default.......................................................  56
             ----------
        5.8  Ownership of Property; Intellectual Property.....................  57
             --------------------------------------------
        5.9  No Burdensome Restrictions.......................................  57
             --------------------------
       5.10  Taxes............................................................  57
             -----
       5.11  Federal Regulations..............................................  58
             -------------------
       5.12  ERISA............................................................  58
             -----
       5.13  Investment Company Act; Other Regulations........................  58
             -----------------------------------------
       5.14  Restricted Subsidiaries..........................................  59
             -----------------------
       5.15  Insurance........................................................  59
             ---------
       5.16  Authorization Matters............................................  60
             ---------------------
       5.17  Environmental Matters............................................  60
             ---------------------
       5.18  Accuracy of Information..........................................  62
             -----------------------
       5.19  Security Documents...............................................  62
             ------------------
       5.20  Solvency.........................................................  62
             --------
       5.21  Labor Matters....................................................  62
             -------------
       5.22  Prior Names......................................................  63
             -----------
       5.23  Chief Executive Office; Chief Place of Business..................  63
             -----------------------------------------------
       5.24  Real Property; Leases............................................  63
             ---------------------
       5.25  Ownership of Stations............................................  63
             ---------------------
       5.26  Possession of Necessary Authorizations...........................  63
             --------------------------------------
       5.27  FCC, Copyright, Patent and Trademark Matters.....................  64
             --------------------------------------------
       5.28  License Subsidiaries.............................................  64
             --------------------

SECTION 6.   CONDITIONS PRECEDENT                                               64

        6.1  Conditions to Effectiveness of this Agreement....................  64
             ---------------------------------------------
        6.2  Conditions to All Extensions of Credit...........................  68
             --------------------------------------

SECTION 7.   AFFIRMATIVE COVENANTS                                              70

        7.1  Financial Statements.............................................  70
             --------------------
        7.2  Certificates; Other Information..................................  70
             -------------------------------
        7.3  Payment of Obligations...........................................  71
             ----------------------
        7.4  Conduct of Business and Maintenance of Existence, etc............  71
             -----------------------------------------------------
        7.5  Maintenance of Property; Insurance...............................  71
             ----------------------------------
        7.6  Inspection of Property; Books and Records; Discussions...........  72
             ------------------------------------------------------
        7.7  Notices..........................................................  72
             -------
        7.8  Environmental Laws...............................................  73
             ------------------
        7.9  Collateral.......................................................  74
             ----------
       7.10  Use of Proceeds..................................................  76
             ---------------
       7.11  New Restricted Subsidiaries......................................  76
             ---------------------------
       7.12  Taxes............................................................  76
             -----
       7.13  Further Assurances...............................................  77
             ------------------

       7.14  Appraisals of Collateral.........................................   77
             ------------------------
       7.15  Hedging Obligation...............................................   77
             ------------------

SECTION 8.   NEGATIVE COVENANTS                                                  78

        8.1  Financial Condition Covenants....................................   78
             -----------------------------
        8.2  Limitation on Indebtedness.......................................   80
             --------------------------
        8.3  Limitation on Liens..............................................   81
             -------------------
        8.4  Limitation on Fundamental Changes................................   81
             ---------------------------------
        8.5  Limitation on Sale of Assets.....................................   82
             ----------------------------
        8.6  Limitation on Restricted Payments; Other Payment Limitations.....   83
             ------------------------------------------------------------
        8.7  Limitation on Acquisitions.......................................   84
             --------------------------
        8.8  Limitation on Investments........................................   85
             -------------------------
        8.9  Limitation on Transactions with Affiliates.......................   86
             ------------------------------------------
       8.10  Limitation on Restrictions on Restricted Subsidiary Distributions   87
             -----------------------------------------------------------------
       8.11  Limitation on Lines of Business..................................   88
             -------------------------------
       8.12  Limitation on Sale or Issuance of Equity Interests...............   88
             --------------------------------------------------
       8.13  Limitation on Material Agreements................................   88
             ---------------------------------
       8.14  Certain Intercompany Matters.....................................   88
             ----------------------------
       8.15  Preferred Stock Documents........................................   88
             -------------------------

SECTION 9.   EVENTS OF DEFAULT                                                   89

SECTION 10.  AGENTS                                                              93

       10.1  Appointment......................................................   93
             -----------
       10.2  Delegation of Duties.............................................   93
             --------------------
       10.3  EXCULPATORY PROVISIONS...........................................   93
             ----------------------
       10.4  Reliance by the Administrative Agent.............................   94
             ------------------------------------
       10.5  Notice of Default................................................   94
             -----------------
       10.6  Non-Reliance on the Administrative Agent and the Other Lenders...   95
             --------------------------------------------------------------
       10.7  INDEMNIFICATION..................................................   95
             ---------------
       10.8  The Administrative Agent in Its Individual Capacity..............   96
             ---------------------------------------------------
       10.9  Successor Administrative Agent...................................   96
             ------------------------------
      10.10  Other Agents.....................................................   97
             ------------

SECTION 11.  MISCELLANEOUS                                                       97

       11.1  Amendments and Waivers...........................................   97
             ----------------------
       11.2  Notices..........................................................   98
             -------
       11.3  No Waiver; Cumulative Remedies...................................   99
             ------------------------------
       11.4  Survival of Representations and Warranties.......................   99
             ------------------------------------------
       11.5  Payment of Expenses and Taxes....................................   99
             -----------------------------
       11.6  Successors and Assigns; Participations and Assignments...........  100
             ------------------------------------------------------
       11.7  Adjustments; Set-off.............................................  103
             --------------------
       11.8  Counterparts; When Effective.....................................  104
             ----------------------------
       11.9  Severability.....................................................  104
             ------------
      11.10  Integration......................................................  105
             -----------
      11.11  GOVERNING LAW....................................................  105
             -------------

      11.12  Submission To Jurisdiction; Waivers..............................  105
             -----------------------------------
      11.13  Acknowledgments..................................................  105
             ---------------
      11.14  WAIVERS OF JURY TRIAL............................................  106
             ---------------------
      11.15  Maximum Interest Rate............................................  106
             ---------------------
      11.16  Confidentiality..................................................  107
             ---------------
      11.17  Agreement of Lenders.............................................  107
             --------------------
      11.18  References to Credit Agreement...................................  107
             ------------------------------
      11.19  FINAL AGREEMENT..................................................  107
             ---------------

Exhibits
--------

Exhibit A        -      Form of Assignment and Acceptance
Exhibit B        -      Form of Compliance Certificate
Exhibit C        -      Form of Guaranty
Exhibit D        -      Form of Operating Agreement
Exhibit E        -      Form of Perfection Certificate
Exhibit F-1      -      Form of Pledge Agreement [Borrower]
Exhibit F-2      -      Form of Pledge Agreement [Restricted Subsidiaries]
Exhibit G-1      -      Form of Intellectual Property Security Agreement
Exhibit G-2      -      Form of Security Agreement [Borrower]
Exhibit G-3      -      Form of Security Agreement [Restricted Subsidiaries]
Exhibit H-1      -      Form of Revolving Credit Note
Exhibit H-2      -      Form of Term A Note
Exhibit H-3      -      Form of Term B Note
Exhibit I        -      Form of Notice of Borrowing
Exhibit J        -      Form of Notice of Conversion/Continuation
Exhibit K        -      Form of Closing Certificate
Exhibit L        -      Form of Legal Opinion of Kirkland & Ellis
Exhibit M        -      Form of Legal Opinion of FCC counsel
Exhibit N        -      Form of Alternative Note

Schedules

Schedule 1.1A       -    Commitments and Addresses of Lenders
Schedule 5.1(c)     -    Pro Forma Financial Information, Budgets and
                         Projections
Schedule 5.4        -    Required Consents and Approvals
Schedule 5.14(a)    -    List of Restricted Subsidiaries and Owners of Equity
                         Interests
Schedule 5.14(b)    -    List of Shareholder and Voting Agreements, Warrants,
                         Restrictions on Transfer of Equity Interests
Schedule 5.22(a)    -    Prior Trade Names
Schedule 5.22(b)    -    Current Trade Names
Schedule 5.23       -    Chief Executive Office; Chief Place of Business
Schedule 5.24(a)    -    List of Real Property Owned and Leased
Schedule 5.24(b)    -    List of Properties
Schedule 5.25       -    Stations Owned
Schedule 5.27       -    Patents and Trademarks
Schedule 8.2        -    Indebtedness
Schedule 8.9        -    Existing Affiliate Transactions

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


          THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into effective as of July 17, 2000 among RADIO ONE, INC., a Delaware corporation (the "Borrower"), the several lenders from time to time parties hereto (the
 --------
"Lenders"), BANK OF AMERICA, N.A., as a Lender and as the administrative agent
 -------
for the Lenders (in such capacity, the "Administrative Agent"), CREDIT SUISSE
                                        --------------------
FIRST BOSTON, as a Lender and as the syndication agent for the Lenders (in such capacity, the "Syndication Agent") and FIRST UNION NATIONAL BANK, TORONTO
               -----------------
DOMINION (TEXAS), INC., and BANKERS TRUST COMPANY as Lenders and as the documentation agents for the Lenders (in such capacity, the "Documentation
                                                             -------------
Agents" and together with the Administrative Agent and the Syndication Agent,
------
the "Agents").
     ------

                             PRELIMINARY STATEMENT

          On June 30, 1998, the Borrower entered into that certain Credit Agreement with a syndicate of Lenders (the "1998 Credit Agreement") providing
                                            ---------------------
for certain extensions of credit to the Borrower, on the terms and subject to the conditions set forth therein.

          The 1998 Credit Agreement was subsequently (i) amended by that certain First Amendment to Credit Agreement dated as of December 23, 1998, (ii) amended by that certain Second Amendment to Credit Agreement dated as of February 9, 1999 and (iii) amended and restated in its entirety by that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (the 1998 Credit Agreement as so amended and amended and restated, the "Original Credit
                                                       ---------------
Agreement").
---------

          The parties hereto desire to enter into this Second Amended and Restated Credit Agreement in order to amend and restate the Original Credit Agreement in its entirety.

          In consideration of the premises, the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                   SECTION 1.  CERTAIN DEFINITIONS AND TERMS

          1.1  Defined Terms. For purposes of this Agreement, the following
               -------------
terms shall have the following meanings:

          "ABR" means the fluctuating rate of interest per annum as shall be in
           ---
effect from time to time equal to the greater of (i) the rate of interest announced publicly by the Administrative Agent from time to time as its U.S. dollar prime commercial lending rate (which rate may or may not be the lowest rate of interest charged by the Administrative Agent) and (ii) the sum of 0.5% plus the Federal Funds Rate. The ABR shall be adjusted automatically as of the opening of business on the effective date of each change in the prime commercial lending rate or Federal Funds Rate to account for such change.

          "ABR Loan" means any Loan that bears interest computed on the basis of
           --------
the ABR.

          "Acquisitions" has the meaning set forth in Section 8.7.
           ------------                               -----------

          "Administrative Agent" means Bank of America, N.A., as administrative
           --------------------
agent for the Lenders pursuant to this Agreement, and its successors and assigns in such capacity as appointed pursuant to Section 10.9.
                                          ------------

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control of" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

          "Affiliate Transaction" has the meaning set forth in Section 8.9.
           ---------------------                               -----------

          "Agents" has the meaning set forth in the preamble.
           ------

          "Agreement" means this Second Amended and Restated Credit Agreement,
           ---------
including the Schedules and Exhibits, as the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged or substituted from time to time.

          "Aggregate Available Revolving Credit Commitment" means the sum of the
           -----------------------------------------------
Available Revolving Credit Commitments.

          "Aggregate Commitment" means the sum of the amount of the Aggregate
           --------------------
Revolving Credit Commitment, the amount of the Aggregate Term A Commitment and the amount of the Aggregate Term B Commitment.

          "Aggregate Outstanding Term A Loan Balance" means the sum of the
           -----------------------------------------
aggregate outstanding principal balances of all of the Term A Loans.

          "Aggregate Outstanding Term B Loan Balance" means the sum of the
           -----------------------------------------
aggregate outstanding principal balances of all of the Term B Loans.

          "Aggregate Outstandings of Credit" means the sum of, without
           --------------------------------
duplication, at any time the Aggregate Revolving Credit Balance, the Aggregate Outstanding Term A Loan Balance, the Aggregate Outstanding Term B Loan Balance, and the outstanding L/C Obligations.

          "Aggregate Revolving Credit Balance" means the sum of the aggregate
           ----------------------------------
outstanding principal balance of all of the Revolving Credit Loans.

          "Aggregate Revolving Credit Commitment" means the sum of the Revolving
           -------------------------------------
Credit Commitments of all of the Revolving Credit Lenders, in an initial amount equal to $250,000,000, as such amount may be adjusted from time to time pursuant to this Agreement.

          "Aggregate Term A Commitment" means the sum of the Term A Commitments
           ---------------------------
of all of the Term A Lenders, in an initial amount equal to $350,000,000, as such amount may be adjusted from time to time pursuant to this Agreement.

          "Aggregate Term B Commitment" means the sum of the Term B Commitments
           ---------------------------
of all of the Term B Lenders, in an initial amount equal to $150,000,000, as such amount may be adjusted from time to time pursuant to this Agreement.

          "Alternative Note" has the meaning set forth in Section 11.6(d).
           ----------------                               ---------------

          "Alternative Noteholder" has the meaning set forth in Section 11.6(e).
           ----------------------                               ---------------

          "Amended and Restated Certificate of Incorporation" means that certain
           -------------------------------------------------
Amended and Restated Certificate of Incorporation of Radio One, Inc. filed with the Secretary of State of Delaware on May 9, 2000, and certificates of designations and preferences of preferred stock of the Borrower adopted by the Board of Directors of the Borrower pursuant to that Amended and Restated Certificate of Incorporation, and as further amended or restated from time to time in accordance with the terms hereof and thereof.

          "Applicable Margin" means, at the time of any determination thereof,
           -----------------
for purposes of all Loans, the margin of interest over the ABR or the Eurodollar Rate, as the case may be, which is applicable at the time of any determination of interest rates under this Agreement, which Applicable Margin shall be subject to adjustment (upwards or downwards, as appropriate) based on the Leverage Ratio, as follows:

                         BEFORE A QUALIFYING ISSUANCE:

-------------------------------------------------------------------------------------------------------------
     Leverage Ratio Prior to a                   Applicable Margin             Applicable Margin for
        Qualifying Issuance                        For ABR Loans               Eurodollar Rate Loans
-------------------------------------------------------------------------------------------------------------
Greater than or equal to 6.50 to 1.00                 1.250%                          2.250%
-------------------------------------------------------------------------------------------------------------
Less than 6.50 to 1.00 but greater                    1.000%                          2.000%
than or equal to 6.00 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than 6.00 to 1.00 but greater                    0.625%                          1.625%
than or equal to 5.50 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than 5.50 to 1.00 but greater                    0.500%                          1.500%
than or equal to 5.00 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than 5.00 to 1.00 but greater                    0.250%                          1.250%
than or equal to 4.50 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than 4.50 to 1.00 but greater                        0%                          1.000%
than or equal to 4.00 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than 4.00 to 1.00 but greater                        0%                          0.750%
than 3.50 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than or equal to 3.50 to 1.00                        0%                          0.625%
-------------------------------------------------------------------------------------------------------------

                          AFTER A QUALIFYING ISSUANCE:

-------------------------------------------------------------------------------------------------------------
       Leverage Ratio After a                    Applicable Margin             Applicable Margin for
        Qualifying Issuance                        For ABR Loans               Eurodollar Rate Loans
-------------------------------------------------------------------------------------------------------------
Greater than or equal to 7.00 to 1.00                   1.250%                          2.250%
-------------------------------------------------------------------------------------------------------------
Less than 7.00 to 1.00 but greater                      1.000%                          2.000%
 than or equal to 6.50 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than 6.50 to 1.00 but greater                      0.750%                          1.750%
 than or equal to 6.00 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than 6.00 to 1.00 but greater                      0.500%                          1.500%
 than or equal to 5.50 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than 5.50 to 1.00 but greater                      0.250%                          1.250%
 than or equal to 5.00 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than 5.00 to 1.00 but greater                          0%                          1.000%
 than or equal to 4.50 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than 4.50 to 1.00 but greater                          0%                          0.750%
 than 4.00 to 1.00
-------------------------------------------------------------------------------------------------------------
Less than or equal to 4.00 to 1.00                          0%                          0.625%
-------------------------------------------------------------------------------------------------------------

For the purposes of this definition, the Applicable Margin shall be determined as at the end of each of the first three quarterly periods of each fiscal year of the Borrower and as at the end of each fiscal year of the Borrower, based on the relevant financial statements delivered pursuant to Section 7.1(a) or (b)
                                                        ---------------------
and the Compliance Certificate delivered pursuant to Section 7.2(b); changes in
                                                     --------------
the Applicable Margin shall become effective on the date which is the earlier of
(i) two Business Days after the date the Administrative Agent receives such financial statements and the corresponding Compliance Certificate and (ii) the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be, and shall remain in effect until the next change to be effected pursuant to this definition; provided, that (a) until the first such financial statements
                 --------
and Compliance Certificate are delivered after the Effective Date, the Applicable Margin shall be determined by reference to the Leverage Ratio set forth in the Compliance Certificate delivered to the Administrative Agent pursuant to Section 6.2(f), and (b) if any financial statements or the
            --------------
Compliance Certificate referred to above are not delivered within the time periods specified above, then, for the period from and including the date on which such financial statements and Compliance Certificate are required to be delivered to but not including the date on which such financial statements and Compliance Certificate are delivered, the Applicable Margin as at the end of the fiscal period that would have been covered thereby shall be deemed to be the Applicable Margin which would be applicable when the Leverage Ratio is greater than or equal to 6.50 to 1.00 before a Qualifying Issuance.

          "Asset Swap" shall mean any transfer of assets of the Borrower or any
           ----------
Restricted Subsidiary to any Person other than an Affiliate of the Borrower or any Restricted Subsidiary in exchange for assets of such Person if such exchange would qualify, whether in part or in full, as a like-kind exchange pursuant to
Section 1031 of the Code. Nothing in this definition shall require the Borrower or any Restricted Subsidiary to elect that Section 1031 of the Code be applicable to any Asset Swap.

          "Assignee" has the meaning set forth in Section 11.6(c).
           --------                               ---------------

          "Assignment and Acceptance" means an Assignment and Acceptance
           -------------------------
substantially in the form of Exhibit A.
                             ---------

          "Authorizations" means all filings, recordings and registrations with,
           --------------
and all validations or exemptions, approvals, orders, authorizations, consents, Licenses, certificates and permits from, the FCC and other Governmental Authorities.

          "Available Commitment" means the Aggregate Commitment minus the
           --------------------
Aggregate Outstandings of Credit.

          "Available Revolving Credit Commitment" means at any time, as to any
           -------------------------------------
Revolving Credit Lender, an amount equal to the excess, if any, of (a) the amount of the Revolving Credit Commitment of such Revolving Credit Lender at such time, over (b) the sum of the outstanding principal balances of all
           ----
Revolving Credit Loans of such Revolving Credit Lender and participations of such Revolving Credit Lender in L/C Obligations at such time.

          "Bank of America" means Bank of America, N.A.
           ---------------

          "Board" means the Board of Governors of the Federal Reserve System.
           -----

          "Borrower" has the meaning set forth in the introductory paragraph of
           --------
this Agreement.

          "Borrowing" has the meaning ascribed to it in Section 1.4.
           ---------                                    -----------

          "Borrowing Date" means any Business Day (i) specified in a Notice of
           --------------
Borrowing pursuant to Section 2.2 as a date on which the Borrower requests the
                      -----------
Lenders to make Loans hereunder or (ii) specified in an L/C Application pursuant to Section 3.2 as a date on which the Borrower requests the Issuing Lender to
   -----------
issue Letters of Credit hereunder.

          "Broadcast Assets" means assets used or useful in the ownership or
           ----------------
operation of a Station.

          "Budget" has the meaning set forth in Section 7.2(e).
           ------                               --------------

          "Business" has the meaning set forth in Section 5.17(c).
           --------                               ---------------

          "Business Day" means (a) for all purposes other than as provided in
           ------------
clause (b) below, any day other than a Saturday, Sunday or other day on which commercial banks in Dallas, Texas or New York, New York are authorized or required by law to close and (b) with respect to all notices and determinations in connection with any borrowings in respect of Eurodollar Loans, any day that is a Business Day described in clause (a) above and that is also a day for trading between prime banks in the London interbank market.

          "Capital Expenditure" means with respect to any Person any liability
           -------------------
incurred or expenditure made (net of any casualty insurance proceeds or condemnation awards used to replace fixed assets following a casualty event or condemnation with respect thereto) by such Person that, in conformity with GAAP, is required to be accounted for as a capital expenditure on the cash flow statements of such Person.

          "Capital Lease Obligations" means with respect to any Person, at any
           -------------------------
time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on the consolidated balance sheet of such Person in accordance with GAAP.

          "Cash Collateral Account" has the meaning set forth in Section 4.2(d).
           -----------------------                               --------------

          "Cash Equivalents" means (i) United States dollars, (ii) securities
           ----------------
issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of less than one year from the date of acquisition, (iii) certificates of deposit and Eurodollar time deposits with maturities of less than one year from the date of acquisition, bankers' acceptances with maturities of less than one year and overnight bank deposits, in each case with any Lender party to the Credit Agreement or with any domestic commercial bank having capital and surplus in excess of $500,000,000 and a Keefe Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) entered into with any financial institution meeting the qualifications specified in clause (iii) immediately above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Services and in each case maturing within nine months after the date of acquisition and (vi) interests in money market mutual funds which invest solely in assets in securities of the type described in clauses (i) through (v) immediately above.

          "Change of Control" means the occurrence of any of the following:
           -----------------

               (i) either (1) any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than Hughes or Liggins) acquires, directly or indirectly, more of the voting power of the voting stock of the Borrower than that held by Hughes and Liggins, by way of merger or consolidation or otherwise; or (2) Hughes or Liggins cease to be the beneficial owners, individually or collectively, of at least 35% of the voting power of the voting stock of the Borrower, or

               (ii) the Continuing Directors cease for any reason to constitute a majority of the directors of the Borrower then in office.

For purposes of this definition, any transfer of an Equity Interest of an entity that was formed for the purpose of acquiring voting stock of the Borrower shall be deemed to be a transfer of such portion of such voting stock as corresponds to the portion of the equity of such entity that has been so transferred.

          "Charter Documents" means with respect to any Person (a) the
           -----------------
articles/certificate of incorporation (or the equivalent organizational documents) of such Person and (b) the bylaws (or the equivalent governing documents) of such Person.

          "Clear Channel Acquisition" means the acquisition by the Borrower and
           -------------------------
Radio One Licenses, Inc. of radio station assets as provided in the Clear Channel Acquisition Agreement.

          "Clear Channel Acquisition Agreement" means that certain Asset
           -----------------------------------
Purchase Agreement dated as of March 11, 2000 among the Borrower, Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., AMFM Operating, Inc., AMFM Ohio, Inc., AMFM Houston, AMFM Radio Licenses, LLC, Zebra Broadcasting Corporation, Cleveland Radio Licenses, LLC and Capstar TX Limited Partnership as amended to the Effective Date.

          "Closing Certificate" has the meaning set forth in Section 6.1(b).
           -------------------                               --------------

          "Code" means the Internal Revenue Code of 1986, as amended, and all
           ----
regulations promulgated and rulings issued thereunder.

          "Documentation Agents" has the meaning set forth in the preamble of
           --------------------
this Agreement.

          "Collateral" means (a) all non-real estate assets of the Borrower and
           ----------
the Restricted Subsidiaries (including without limitation the rights of the Borrower or any Restricted Subsidiary under any LMA Agreement, option agreement, agreement for the sale of commercial time, shared services agreement or similar agreement), other than (i) the Equity Interests of Unrestricted Subsidiaries,
(ii) minority Equity Interests, acquired in accordance with and pursuant to
Section 8.8(b), in Persons that are not Subsidiaries if the Borrower or
--------------
Restricted Subsidiary, as the case may be, is contractually prohibited from creating a Lien in such minority Equity Interests, and (iii) licenses and operating permits in which applicable law prohibits the creation of a Lien; and
(b) all Equity Interests of each of the Restricted Subsidiaries, in each case whether now owned or hereinafter acquired.

          "Commitment" means, as to any Lender on any date, the sum of the
           ----------
Revolving Credit Commitment, the Term A Commitment and the Term B Commitment of such Lender; provided, however, that no Lender's Commitment shall commence prior
             --------  -------
to the Clear Channel Acquisition.

          "Common Equity" means the Common Stock and Non-Voting Common Stock of
           -------------
the Borrower, collectively.

          "Common Stock" means the voting class A common stock, par value $0.001
           ------------
per share, and the voting class B common stock, par value $0.001 per share, of the Borrower.

          "Commonly Controlled Entity" means an entity, whether or not
           --------------------------
incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or (c) of the Code.

          "Communications Act" means the Communications Act of 1934, as amended,
           ------------------
and the rules and regulations and published policies thereunder, as amended and in effect from time to time.

          "Compliance Certificate" means a certificate of a Responsible Officer
           ----------------------
of the Borrower, substantially in the form of Exhibit B.
                                              ---------

          "Consenting Lender" has the meaning set forth in Section 2.7(b).
           -----------------                               --------------

          "Consolidated Interest Expense" means, without duplication, with
           -----------------------------
respect to any period, the sum of (a) the interest expense and all capitalized interest of the Borrower and the Restricted Subsidiaries for such period, on a consolidated basis, including, without limitation, (i) amortization of debt discount (but excluding original issue discount on the Senior Subordinated Notes), (ii) the net cost under interest rate contracts (including amortization of debt discount), (iii) the interest portion of any deferred payment obligation and (iv) accrued interest, plus (b) the interest component of any Capital Lease Obligation paid or accrued or scheduled to be paid or accrued by the Borrower or any of the Restricted Subsidiaries during such period, plus (c) the aggregate amount of all fees, including but not limited to agency fees, letter of credit fees and commitment fees incurred by the Borrower or any of the Restricted Subsidiaries during such period in respect of Indebtedness, determined on a consolidated basis in accordance with GAAP; provided, however, that any
                                            --------  -------
dividends with respect to the New Preferred Stock shall not be considered for purposes of this definition; and provided, further, that any Acquisition and any
                                 --------  -------
Disposition, and any related incurrence or repayment of Indebtedness, which occurs during such period shall be deemed to have occurred on the first day of such period.

          "Continuing Director" means any member of the Board of Directors of
           -------------------
the Borrower who (i) is a member of that Board of Directors of the Borrower on the Effective Date or (ii) was nominated for election by either (a) one or more of the Principal Shareholders or (b) the Board of Directors of the Borrower a majority of whom were directors on the Effective Date or whose election or nomination for election was previously approved by one or more of the Principal Shareholders or such directors.

          "Contract Deadline Date" has the meaning set forth in Section 4.2(d).
           ----------------------                               --------------

          "Contractual Obligation" of any Person means any provision of any
           ----------------------
security issued by such Person or subordination agreement, indenture, mortgage, deed of trust, security agreement, lease agreement, guaranty, contract, undertaking, instrument or other agreement to which such Person is a party or by which it or any of its property, assets or revenues is bound or to which any of its property, assets or revenues is subject.

          "Customary Permitted Liens" means Liens on the property or assets of
           -------------------------
any Person (other than Liens arising pursuant to any Environmental Law and Liens in favor of the PBGC):

               (a) with respect to the payment of Taxes, assessments or governmental charges or levies which are not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

               (b) of landlords arising by statute and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other Liens imposed by Law created in the ordinary course of business of such Person for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

               (c) incurred, or pledges and deposits made, in the ordinary course of business of such Person in connection with worker's compensation, unemployment insurance, pensions or other types of social security benefits;

               (d) arising with respect to zoning restrictions, licenses, covenants, building restrictions and other similar charges or encumbrances on the use of real property of such Person which do not materially interfere with the ordinary conduct of such Person's business; and

               (e) minor defects and irregularities in titles, survey exceptions, encumbrances, easements or reservations of others for rights-of-way, roads, pipelines, railroad crossings, services, utilities or other similar purposes which do not adversely affect the value of the property, or outstanding mineral rights or reservations (including rights with respect to the removal of mineral resource) which do not materially diminish the value of the surface estate, assuming usage of such surface estate similar to that being carried on by any Loan Party as of the Effective Date.

          "Dallas Acquisition" means the acquisition by the Borrower and Radio
           ------------------
One Licenses, Inc. of assets related to station KLUV-AM, Dallas, Texas pursuant to an Asset Purchase Agreement dated May 11, 2000 between the Borrower and Infinity Broadcasting Corporation.

          "Debt Service" means for the most recently completed four fiscal
           ------------
quarters for which financial statements are available, the sum of (a) Consolidated Interest Expense and (b) scheduled maturities of the principal amount of Indebtedness and/or cash payments in respect of the principal amount of Indebtedness due in connection with required permanent reductions of commitments for borrowed money, whether or not made.

          "Default" means any of the events specified in Section 9, whether or
           -------                                       ---------
not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Disposition" has the meaning set forth in Section 8.5.
           -----------                               -----------

          "Disqualified Stock" means any Equity Interest that, by its terms (or
           ------------------
by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part.

          "Dollars" and "$" means dollars in lawful currency of the United
           -------       -
States of America.

          "EBITDA" of a specified Person means, for any period, the consolidated
           ------
net income of such specified Person and its Restricted Subsidiaries for such period:

               (a)  plus (without duplication and to the extent involved in
                    ----
          computing such consolidated net income) (i) Consolidated Interest Expense, (ii) provision for taxes on income or profits and (iii) depreciation, amortization and other non-cash items (including non-cash employee and officer equity compensation expenses, amortization of goodwill and other intangibles and barter expenses), and

               (b)  minus (without duplication and to the extent involved in
                    -----
          computing such consolidated net income) (i) any gains (or plus losses), together with any related provision for taxes on such gains (or losses), realized in connection with any sale of assets (including, without limitation, dispositions pursuant to Sale and Leaseback Transactions), (ii) any non-cash or extraordinary gains (or plus losses), together with any related provision for taxes on such extraordinary gains (or losses), (iii) the amount of any cash payments related to non-cash charges that were added back in determining EBITDA in any prior period and (iv) barter revenues, provided, however, that
     --------  -------

               (1) the net income of any other Person that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to such specified Person whose EBITDA is being determined or a Wholly Owned Restricted Subsidiary thereof;

               (2) the net income of any other Person that is a Restricted Subsidiary (other than a Wholly Owned Restricted Subsidiary) or is an Unrestricted Subsidiary shall be included only to the extent of the amount of dividends or distributions paid in cash to such specified Person whose EBITDA is being determined or a Wholly Owned Restricted Subsidiary thereof; and

               (3) the net income (loss) of any other Person acquired after the Effective Date in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded (to the extent otherwise included).

          All of the foregoing will be determined in accordance with GAAP.

          In addition, for purposes of calculating the Leverage Ratio and the Senior Leverage Ratio, with respect to Acquisitions not owned at all times during the period involved in determining the EBITDA for the Leverage Ratio and the Senior Leverage Ratio, there shall be (i) included the EBITDA of any Acquisitions acquired by the Borrower or any Restricted Subsidiary during the period involved in such determination and (ii) excluded the EBITDA of any Dispositions by the Borrower or any Restricted Subsidiary during the period involved in such determination, assuming in each such case that such Acquisitions or Dispositions were acquired or disposed of, as the case may be, on the first day of such period.

          "Effective Date" has the meaning set forth in Section 11.8.
           --------------                               ------------

          "Environmental Claim" means, with respect to any Person, any written
           -------------------
or oral notice, claim, demand, request for information, citation, summons, order or other communication (each, a "claim") by any other Person alleging or asserting the liability of the recipient of such claim for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other property or health, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or Release, of any Materials of Environmental Concern at or from any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of Materials of Environmental Concern or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Laws" means any and all Federal, state, local or
           ------------------
municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "Equity Interest" of any Person means any and all shares, interests,
           ---------------
rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity, and including, in the case of a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

          "Equity Proceeds" has the meaning set forth in Section 4.2(d).
           ---------------                               --------------

          "ERISA" means  the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "Eurocurrency Reserve Requirements" means, for any day as applied to a
           ---------------------------------
Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency

Liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System.

          "Eurodollar Base Rate" means the rate per annum determined by the
           --------------------
Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying the rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "Eurodollar Base Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period.

          "Eurodollar Loans" means any Loan that bears interest computed on the
           ----------------
basis of the Eurodollar Rate.

          "Eurodollar Rate" means, with respect to each day during each Interest
           ---------------
Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula:

          Eurodollar Base Rate
          --------------------
          1.00 - Eurocurrency Reserve Requirements

          "Eurodollar Tranche" means the collective reference to Eurodollar
           ------------------
Loans made by the Lenders, the then current Interest Periods of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Event of Default" means any of the events specified in Section 9,
           ----------------                                       ---------
provided that any requirement for the giving of notice, the lapse of time, or
--------
both, or any other condition, has been satisfied.

          "Excess Cash Flow" means, for any fiscal year of the Borrower, EBITDA
           ----------------
of the Loan Parties for such fiscal year, minus the sum of the following without
                                          -----
duplication: (a) Fixed Charges plus (b) all actual cash principal payments
                               ----
required to be made on the Loans pursuant to Sections 4.2(a), 4.2(b), 4.2(c),
                                             --------------------------------
4.2 (d) or 4.2(e) during such fiscal year plus (c) all principal payments.
-----------------                         ----
required to be made in respect of other Indebtedness of any of the Loan Parties during such fiscal year, plus (e) the increase, if any, in Working Capital as of
                         ----
the end of such fiscal year over Working Capital as of the end of the prior fiscal year.

          "Excess Proceeds" has the meaning set forth in Section 4.2(d).
           ---------------                               --------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time, and any successor statutes.

          "Fair Market Value" means with respect to any asset or property, the
           -----------------
sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. All determinations in the covenants of Fair Market Value shall be made by the Board of Directors of the Borrower and shall be evidenced by a resolution of such Board set forth in a certificate of a Responsible Officer delivered to the Administrative Agent, upon which the Administrative Agent may conclusively rely.

          "FCC" means the Federal Communications Commission (or any successor
           ---
agency, commission, bureau, department or other political subdivision of the United States of America).

          "FCC License" means any radio broadcast service, community antenna
           -----------
relay service, broadcast auxiliary license, earth station registration, business radio, microwave or special safety radio service license issued by the FCC pursuant to the Communications Act of 1934, as amended.

          "Federal Funds Rate" means for any day the rate per annum (rounded
           ------------------
upwards if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the
                     --------
Federal Funds Rate for such day shall be such rate on such transactions on the preceding Business Day as so published on the next succeeding Business Day and
(b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as reasonably determined by the Administrative Agent.

          "Fee Letters" means that certain letter agreement of even date
           -----------
herewith to which the Administrative Agent and the Borrower are parties, and any other letter agreement between the Borrower and any Agent with respect to fees payable by the Borrower, as each may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time.

          "Final Order" means an action by the FCC or other Tribunal that has
           -----------
not been vacated, reversed, stayed, enjoined, set aside, annulled or suspended and with respect to which no requests by any Person are pending for administrative or judicial review, reconsideration, appeal or stay and the time for filing any such requests and the time to review or comment with respect to any such action and for the FCC or other Tribunal to set aside such action on its own order have expired.

          "Fiscal Quarter" means a quarterly period ended March 31, June 30,
           --------------
September 30 and December 31 of a calendar year.

          "Fiscal Year" means a calendar year.
           -------------

          "Fixed Charge Coverage Ratio" means the ratio of (i) EBITDA of the
           ---------------------------
Borrower and the Restricted Subsidiaries for the most recently completed four fiscal quarters for which financial statements are available to (ii) Fixed Charges for such four fiscal quarters.

          "Fixed Charges" means, for any period, the sum of (a) Debt Service of
           -------------
the Borrower and the Restricted Subsidiaries for such period excluding, however, any scheduled maturities of principal of the Term B Loan, plus (b) cash taxes
                                                          ----
paid by the Borrower and the Restricted Subsidiaries for such period, plus (c)
                                                                      ----
Capital Expenditures of the Borrower and the Restricted Subsidiaries for such period, plus (d) cash Restricted Payments made during such period; provided,
        ----                                                       --------
however, that any Acquisition and any Disposition, and any related issuance of
-------
Equity Interests on which such cash Restricted Payments may be made, shall be deemed to have occurred on the first day of such period.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America as in effect as of the Effective Date, including those set forth in (i) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) such other statements by such other entity as approved by a significant segment of the accounting profession and (iv) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranty" means each Guaranty of a Restricted Subsidiary,
           --------
substantially in the form of Exhibit C, executed and delivered as required
                             ----------
pursuant to the terms hereof, as the foregoing may be amended, modified, restated, supplemented, renewed, extended, rearranged or substituted from time to time.

          "Guaranty Obligation" means for any Person, without duplication, any
           -------------------
obligation, contingent or otherwise, of such Person guaranteeing or otherwise becoming liable for any Indebtedness of any other Person ("Primary Obligor") in
                                                           ---------------
any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, direct or indirect (a) to purchase or pay, or to advance or supply funds for the purchase or payment of such Indebtedness or to purchase, or to advance or supply funds for the purchase of, any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the Primary Obligor so as to enable the primary obligor to pay such Indebtedness; provided that the
                                                        --------
term Guaranty Obligation shall not include endorsements for collection or deposit, in each case in the ordinary course of the endorser's business.

          "Highest Lawful Rate" shall mean at the particular time in question
           -------------------
the maximum rate of interest which, under applicable Law, the Lenders are then permitted to charge on the Obligations. If the maximum rate of interest which, under applicable Law, the Lenders are permitted to charge on the Obligations shall change after the Effective Date, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower.

          "Hughes" means Catherine L. Hughes.
           ------

          "Hughes-Liggins Entities" means the Catherine L Hughes Revocable
           -----------------------
Trust, the Alfred C. Liggins, III Revocable Trust, Hughes-Liggins and Company, L.L.C., a Delaware limited liability company, and Hughes-Liggins Family Partners, L.P., a Delaware limited partnership.

          "Indebtedness" means, with respect to any Person, whether or not
           ------------
contingent, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (ii) all Capital Lease Obligations of such Person, (iii) all obligations of such Person in respect of surety bonds, letters of credit, bankers' acceptances and similar instruments issued or created for the account of such Person, (iv) all liabilities in respect of Interest Hedge Agreements of such Person, (v) any liability secured by any Lien on any property owned by such Person even if such Person has not assumed or otherwise become liable for the payment thereof to the extent of the value of the property subject to such Lien, (vi) all Disqualified Stock of such Person, and (vii) to the extent not otherwise included, any Guaranty Obligation of such Person.

          "Information" means written information, including, without
           -----------
limitation, certificates, reports, statements (other than financial statements, budgets, projections and similar financial data) and documents.

          "Initial Borrowing Date" means the date, occurring on or after the
           ----------------------
Effective Date, on which the initial making of any Loan or the issuance of any Letter of Credit occurs.

          "Insolvency" means with respect to any Multiemployer Plan, the
           ----------
condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent" means pertaining to a condition of Insolvency.
           ---------

          "Intellectual Property Security Agreement" means each Intellectual
           ----------------------------------------
Property Security Agreement and Assignment, substantially in the form of Exhibit
                                                                         -------
G-1, executed and delivered by the Borrower and the Restricted Subsidiaries as
---
required by the terms hereof, as the
foregoing may be amended, modified, restated, supplemented, renewed, extended, rearranged or substituted from time to time.

          "Interest Coverage Ratio" means, as of the date of any determination,
           -----------------------
the ratio of (a) EBITDA of the Borrower and the Restricted Subsidiaries for the most recently completed four fiscal quarters for which financial statements are available to (b) Consolidated Interest Expense of the Borrower and the Restricted Subsidiaries for such four fiscal quarters.

          "Interest Hedge Agreements" means any interest rate swap agreements,
           -------------------------
interest rate cap agreements, interest rate collar agreements, or any similar agreements, or arrangements designed to hedge the risk of variable interest rate volatility.

          "Interest Payment Date" means (a) as to any ABR Loan, (i) the last
           ---------------------
Business Day of each March, June, September and December prior to the Termination Date and (ii) the Termination Date, (b) as to any Eurodollar Loan
(i) having an Interest Period of three months or less, the last day of such Interest Period, (ii) having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (iii) the Termination Date.

          "Interest Period" means with respect to any Eurodollar Loan:
           ---------------

               (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter (or, to the extent available from all Lenders, nine or twelve months thereafter), as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, given with respect thereto; and

               (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter (or, to the extent available from all Lenders, nine or twelve months thereafter), as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, all of the foregoing provisions relating to Interest Periods are
--------
subject to the following:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date; and

               (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

          "Investment" means, in any Person, any direct or indirect advance,
           ----------
loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the lender) or other extensions of credit (including by way of a Guaranty Obligation or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Equity Interests, Indebtedness or other similar instruments issued by such Person. For purposes of Section 8.8, any property transferred to or from an Unrestricted Subsidiary
   -----------
shall be valued at its Fair Market Value at the time of such transfer, in each case as determined in good faith by the Board of Directors of the Borrower.

          "Issuing Lender" means Bank of America, provided that, in the event
           --------------
that Bank of America shall be replaced as the Administrative Agent pursuant to
Section 10.9, no Letter of Credit shall be issued by Bank of America on or after
------------
the date of such replacement and (ii) the replacement Administrative Agent shall be the Issuing Lender from and after the date of such replacement.

          "Knowledge" has the meaning set forth in Section 1.2(i).
           ---------                               --------------

          "Law" means all applicable statutes, laws, ordinances, regulations,
           ---
rules, guidelines, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, province, possession, township, county, parish, municipality or Tribunal.

          "L/C Application" means an application, in form and substance
           ---------------
consistent with this Agreement and mutually satisfactory to the Issuing Lender and the Borrower, requesting the Issuing Lender to open a Letter of Credit.

          "L/C Fee Payment Date" means (i) the last Business Day of each March,
           --------------------
June, September and December prior to the Termination Date and (ii) the Termination Date.

          "L/C Obligations" means at any time, an amount equal to the sum of (a)
           ---------------
the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of all unpaid Reimbursement Obligations.

          "Lender" has the meaning set forth in the introductory paragraph of
           ------
this Agreement.

          "Letters of Credit" has the meaning set forth in Section 3.1.
           -----------------                               -----------

          "Leverage Ratio" means, as of any date, the ratio of (i) the sum of
           --------------
all Indebtedness of the Borrower and the Restricted Subsidiaries as of such date to (ii) EBITDA of the Borrower and the Restricted Subsidiaries for the most recently completed four fiscal quarters for which financial statements are available.

          "License" means as to any Person, any license, permit, certificate of
           -------
need, authorization, certification, accreditation, franchise, approval, or grant of rights by any Governmental Authority or other Person necessary or appropriate for such Person to own, maintain, or operate its business or property, including FCC Licenses.

          "License Subsidiaries" means any Wholly Owned Restricted Subsidiary of
           --------------------
the Borrower organized by the Borrower for the sole purpose of holding FCC Licenses and other Necessary Authorizations.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

          "Liggins" means Alfred C. Liggins, III.
           -------

          "LMA Agreements" means any time brokerage agreement, local marketing
           --------------
agreement, local market affiliation agreement, joint sales agreement, joint operating agreement or joint operating venture for the operation of a radio station or related or similar agreements entered into, directly or indirectly, between any Loan Party and any other Person other than another Loan Party.

          "Loan" means any loan made by any Lender pursuant to this Agreement.
           ----

          "Loan Documents" means this Agreement, the Notes, the Security
           --------------
Documents, all UCC financing statements, the Standstill Agreement, any L/C Application, any Interest Hedge Agreements with any Lenders relating to the Loans, the Fee Letters, all certificates executed and delivered by any Loan Party in connection with any Loan Document, any agreements between any Loan Party and the Administrative Agent or any Lender in respect of fees or the reimbursement of costs and expenses in connection with the transactions contemplated hereby and any and all other documents, instruments, certificates and agreements now or hereafter executed and delivered by any Person pursuant to or in connection with any of the foregoing, and any and all present or future amendments, modifications, supplements, renewals, extensions, increases, restatements, rearrangements or substitutions from time to time of all or any part of any of the foregoing.

          "Loan Parties" means the collective reference to the Borrower and the
           ------------
Restricted Subsidiaries.

          "Majority Lenders" means, at any time, Lenders whose respective Total
           ----------------
Facility Percentages aggregate more than 50%.

          "Margin Stock" has the meaning assigned to such term in Regulation U
           ------------
of the Board.

          "Material Adverse Effect" means (i) any material adverse effect upon
           -----------------------
the validity or enforceability of any Loan Document or the rights and remedies of the Lenders thereunder, (ii) any material adverse effect on the business, condition (financial or otherwise), operations, performance, property or assets of (x) the Borrower and the Restricted Subsidiaries taken as a whole or (y) any License Subsidiary or (iii) any material adverse effect upon the ability of any Loan Party to perform its obligations under any Loan Document.

          "Material Lease" means each lease of real property by any Loan Party,
           --------------
as lessee, sublessee or lessor, which is a radio studio location or antenna, tower or transmitter site.

          "Materials of Environmental Concern" means any gasoline or petroleum
           ----------------------------------
(including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Multiemployer Plan" means a multiemployer plan as defined in sections
           ------------------
3(37) or 4001(a)(3) of ERISA or section 414 of the Code to which the Borrower or any Common Controlled Entity is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

          "Necessary Authorization" means any license, permit, consent,
           -----------------------
franchise, order approval or authorization from, or any filing, recording or registration with, any Tribunal (including, without limitation, the FCC) necessary to the conduct of any Loan Party's business or for the ownership, maintenance and operation by any Loan Party of its Stations and other properties or to the performance by any Loan Party of its obligations under any LMA Agreement to which it is a party.

          "Net Proceeds" means, with respect to any Disposition or Recovery
           ------------
Event, the aggregate cash proceeds received by the Borrower or a Restricted Subsidiary in respect of such Disposition or Recovery Event, which amount is equal to the excess, if any, of:

               (i) the cash received by the Borrower or a Restricted Subsidiary (including any cash payments received by way of deferred payment pursuant to, or monetization of, a note or installment receivable or otherwise, but only as and when received) in connection with such Disposition or Recovery Event, over
            ----

               (ii) the sum of

               (a) the amount of any Indebtedness including any premium thereon and fees and expenses associated therewith which is required to be repaid by the Borrower or a Restricted Subsidiary in connection with such Disposition, plus

               (b) the out-of-pocket expenses incurred by the Borrower or a Restricted Subsidiary in connection with such Disposition or Recovery Event, plus

               (c) provision for taxes, including income taxes, attributable to the Disposition or Recovery Event or attributable to required prepayments or repayments of Indebtedness with the proceeds of such Disposition or Recovery Event, plus

               (d) a reasonable reserve for the after-tax costs of any indemnification payments (fixed or contingent) attributable to the seller's indemnities to the purchaser in respect of such Disposition or Recovery Event undertaken by the Borrower or any of the Restricted Subsidiaries in connection with such Disposition or Recovery Event.

          For purposes of this definition and amounts due under Section 4.2(d),
                                                                --------------
the following are deemed to be cash: (x) the assumption of Indebtedness of the Borrower or any Restricted Subsidiary and the release of the Borrower or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Disposition (other than customary indemnification provisions relating thereto that do not involve the repayment of funded Indebtedness) and (y) securities or notes received by the Borrower or any Restricted Subsidiary from the transferee that are promptly converted by the Borrower or such Restricted Subsidiary into cash.

          "New Preferred Stock" means Preferred Stock of the Borrower, having
           -------------------
terms and conditions satisfactory to the Administrative Agent, from the issuance of which the Borrower shall have received proceeds in an amount that, together with the Available Commitment and Borrower's investible cash on hand, provides financing adequate to fund the Clear Channel Acquisition and after giving effect to such issuance, the Leverage Ratio shall be no greater than 6.75 to 1.00 (calculated as of March 31, 2000).

          "New Subordinated Debt" means Subordinated Debt of the Borrower,
           ---------------------
issued by the Borrower after the Effective Date, having terms and conditions satisfactory to the Administrative Agent, including, without limitation, a maturity no earlier than the date which is six months after the later of the stated maturity of (i) the Revolving Credit Notes or (ii) the Term A Notes.

          "Non-Excluded Taxes" has the meaning set forth in Section 4.10(a).
           ------------------                               ---------------

          "Non-U.S. Lender" has the meaning set forth in Section 4.10(b).
           ---------------                               ---------------

          "Non-Voting Common Stock" means the non-voting class C common stock,
           -----------------------
par value $0.001 per share, and the non-voting class D common stock, par value $0.001 per share, of the Borrower.

          "Notes" means the collective reference to the Revolving Credit Notes,
           -----
the Term A Notes and the Term B Notes.

          "Notice of Borrowing" means a notice of borrowing substantially in the
           -------------------
form of Exhibit I.
        ---------

          "Notice of Conversion/Continuation" has the meaning set forth in
           ---------------------------------
Section 4.5.
-----------

          "Obligations" means the unpaid principal of and interest on
           -----------
(including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and Reimbursement Obligations and all other obligations and liabilities of any Loan Party to the Administrative Agent or to any Lender (or, in the case of any Interest Hedge Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Interest Hedge Agreement entered into with any Lender (or any Affiliate of any Lender) or any other document executed and delivered by any Loan Party in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by any Loan Party pursuant hereto) or otherwise.

          "Operating Agreement" means an agreement substantially in the form of
           -------------------
Exhibit D.
---------

          "Operating Lease" means any lease that is an operating lease in
           ---------------
accordance with GAAP and that has an initial or remaining noncancellable lease term in excess of one year.

          "Overfunded Amount" has the meaning set forth in Section 4.2(c).
           -----------------                               --------------

          "Participant" has the meaning set forth in Section 11.6(b).
           -----------                               ---------------

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
pursuant to Subtitle A of Title IV of ERISA.

          "Perfection Certificate" means a Perfection Certificate duly executed
           ----------------------
by each Loan Party, in the form of Exhibit E and delivered to the Administrative
                                   ---------
Agent pursuant to Section 6.1(q).
                  --------------

          "Permitted Acquisitions" has the meaning set forth in Section 8.7.
           ----------------------                               -----------

          "Permitted Investments" means:
           ---------------------

               (i) any Investment in the Borrower or any Wholly Owned Restricted Subsidiary;

               (ii)  any Investment in Cash Equivalents;

               (iii) any Investment in a Person if, as a result of such Investment, (a) such Person becomes a Wholly Owned Restricted Subsidiary of the Borrower, or (b) such Person either (1) is merged, consolidated or amalgamated with or into the Borrower or one of its Wholly Owned Restricted Subsidiaries and the Borrower or such Wholly Owned Restricted Subsidiary is the Surviving Person or the Surviving Person becomes a Wholly Owned Restricted Subsidiary, or (2) transfers or conveys all or substantially all of its assets to, or is liquidated into, the Borrower or one of its Wholly Owned Restricted Subsidiaries;

               (iv) any Investment in accounts and notes receivable acquired in the ordinary course of business; and

               (v) loans and advances to employees of the Borrower or any Restricted Subsidiary in the ordinary course of business not in excess of $5,000,000 in the aggregate at any time outstanding.

          "Permitted Line of Business" has the meaning set forth in Section
           --------------------------                               -------
8.11.
----

          "Permitted Sale Representations" means commercially reasonable
           ------------------------------
representations, warranties and indemnities with respect to properties or assets of the Borrower or any Restricted Subsidiary that are normal and customary in the business of the Borrower or such Restricted Subsidiary, as the case may be.

          "Person" means an individual, partnership, corporation, limited
           ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan" means at a particular time, any employee benefit plan which is
           ----
covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) a "contributing sponsor" as defined in Section 4001(a)(13) of ERISA or a member of such contributing sponsor's "control group" as defined in Section 4001(a)(14) of ERISA.

          "Pledge Agreements" means each Pledge Agreement, substantially in the
           -----------------
form of (i) Exhibit F-1 with respect to the Borrower and (ii) Exhibit F-2 with
            -----------                                       -----------
respect to Restricted Subsidiaries, as each of the foregoing may be amended, modified, restated, supplemented, renewed, extended, rearranged and substituted from time to time.

          "Preferred Stock", as applied to the Equity Interests of any Person,
           ---------------
means Equity Interests of any class or classes (however designated) that is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Equity Interests of any other class of such Person.

          "Principal Shareholders" means (i) Hughes and Liggins, (ii) any
           ----------------------
foundation or trust in which Hughes or Liggins has a controlling beneficial interest, or (iii) a partnership, limited liability company or other business combination in which Hughes or Liggins has a controlling interest.

          "Properties" has the meaning set forth in Section 5.17(e).
           ----------                               ---------------

          "Purchase Money Indebtedness" means Indebtedness of the Borrower and
           ---------------------------
the Restricted Subsidiaries incurred in connection with the purchase of property or assets for the business of the Borrower and the Restricted Subsidiaries.

          "Purchase Money Lien" means any Lien securing solely Purchase Money
           -------------------
Indebtedness; provided that (i) any such Lien attaches concurrently with the
              --------
acquisition of the subject property, (ii) such Lien attaches solely to the property so acquired in such transaction and (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such property.

          "Qualifying Issuance" means the issuance by the Borrower, prior to the
           -------------------
Term B Maturity Date, of New Subordinated Debt in the aggregate principal amount of at least $150,000,000.

          "Recovery Event" means any settlement of or payment in respect of a
           --------------
condemnation or taking or a property insurance claim or casualty insurance claim relating to any property or asset or rights therein of the Borrower or any of the Restricted Subsidiaries.

          "Recovery Reinvestment Deadline" has the meaning set forth in Section
           ------------------------------                               -------
4.2(d).
------

          "Register" has the meaning set forth in Section 11.6(g).
           --------                               ---------------

          "Reimbursement Obligations" means the obligations of the Borrower to
           -------------------------
reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under
                                         -----------
Letters of Credit.

          "Release" shall mean any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Materials of Environmental Concern through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

          "Reorganization" means with respect to any Multiemployer Plan, the
           --------------
condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event" means any of the events set forth in Section
           ----------------
4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under Sections .13, .14, .16, .18, .19 or .20 of PBGC Reg. (S) 2615.

          "Requirement of Law" means as to any Person, the Charter Documents of
           ------------------
such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other

Governmental Authority (including any Authorization), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer" means the chief executive officer, the president
           -------------------
or the chief financial officer of the relevant Loan Party.

          "Restricted Payment" means, with respect to any Person, (i) the
           ------------------
declaration or payment of any dividends or any other distributions of any sort in respect of its Equity Interests (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Equity Interests (other than in each such case distributions payable solely in its Equity Interests that is not Disqualified Stock and dividends or distributions payable solely to the Borrower or a Wholly Owned Restricted Subsidiary), (ii) the purchase, redemption or other acquisition or retirement for value of any Equity Interests of the Borrower held by any Person or of any Equity Interests of a Restricted Subsidiary held by any Person (other than a Wholly Owned Restricted Subsidiary), including the exercise of any option to exchange any Equity Interest that is Disqualified Stock, or (iii) the purchase, repurchase, redemption, defeasance (including without limitation, any payment or deposit in respect of defeasance) or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Disqualified Stock or Subordinated Debt.

          "Restricted Subsidiaries" means each direct and indirect Subsidiary of
           -----------------------
the Borrower other than an Unrestricted Subsidiary.

          "Revolving Credit Commitment" means as to any Lender, its obligation,
           ---------------------------
if any, to make Revolving Credit Loans to, or issue or participate in Letters of Credit issued on behalf of, the Borrower in an aggregate principal amount not to exceed at any one time outstanding the amount set forth opposite such Revolving Credit Lender's name in Schedule 1.1(A) under the heading "Revolving Credit
                        ---------------                    ----------------
Commitment" or, in the case of any Lender that is an Assignee, the amount of the
----------
Revolving Credit Commitment of the assigning Lender which is assigned to such Assignee in accordance with Section 11.6(c) and set forth in the applicable
                            ---------------
Assignment and Acceptance (in each case, as the same may be adjusted from time to time as provided herein).

          "Revolving Credit Commitment Period" means the period from and
           ----------------------------------
including the Effective Date to, but not including, the Termination Date.

          "Revolving Credit Facility" means the revolving credit facility
           -------------------------
provided for in Section 2.1.
                -----------

          "Revolving Credit Facility Percentage" means at any time, as to any
           ------------------------------------
Revolving Credit Lender, the percentage of the aggregate outstanding Revolving Credit Loans and L/C Obligations then constituted by such Revolving Credit Lender's outstanding Revolving Credit Loans and participations in L/C Obligations (or obligations held by the Issuing Lender in respect of L/C Obligations, in the case of the Issuing Lender); provided that if no Revolving
                                                 --------
Credit Loans or L/C Obligations are outstanding, the Revolving Credit Facility Percentage for any

Lender shall be the percentage of the Aggregate Revolving Credit Commitment then constituted by the Revolving Credit Commitment of such Lender.

          "Revolving Credit Lender" means each Lender that has a Revolving
           -----------------------
Credit Commitment or Revolving Credit Loan outstanding.

          "Revolving Credit Loans" means as defined in Section 2.1(a).
           ----------------------                      --------------

          "Revolving Credit Note" means a promissory note of the Borrower,
           ---------------------
substantially in the form of Exhibit H-1.
                             -----------

          "Rights" means rights, remedies, powers and privileges.
           ------

          "Sale and Leaseback Transaction" means a transaction whereby any Loan
           ------------------------------
Party becomes liable with respect to any lease, whether an Operating Lease or a capital lease, or any property (whether real, personal or mixed), whether now owned or hereafter acquired, which (a) any Loan Party has sold or transferred or is to sell or transfer to any other Person or (b) any Loan Party intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by any Loan Party to any other Person in connection with such lease.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time, and any successor statute.

          "Security Agreements" means each Security Agreement, substantially in
           -------------------
the form of Exhibit G-1, with respect to the Borrower, and Exhibit G-2, with
            -----------                                    -----------
respect to the Restricted Subsidiaries, executed and delivered as required pursuant to the terms hereof, as each of the foregoing may be amended, modified, restated, supplemented, renewed, extended, rearranged and substituted from time to time.

          "Security Documents" means the Security Agreements, the Pledge
           ------------------
Agreements, the Intellectual Property Security Agreements, each Guaranty and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interest, assignments of royalty interests, assignments of performance or other collateral assignments, completion or surety bonds, standby agreements, subordination agreements, undertakings and other documents, agreements, instruments and financing statements now or hereafter executed and delivered by any Person in connection with, or as security for the payment or performance of, the Obligations or any part thereof.

          "Senior Debt" means for the Borrower and the Restricted Subsidiaries
           -----------
on a consolidated basis as of the date of any determination, the aggregate amount of all outstanding Indebtedness other than Subordinated Debt.

          "Senior Leverage Ratio" means, as of any date, the ratio of (i) the
           ---------------------
sum of all Senior Debt of the Borrower and the Restricted Subsidiaries as of such date to (ii) EBITDA of the Borrower and the Restricted Subsidiaries for the most recently completed four fiscal quarters for which financial statements are available.

          "Senior Subordinated Debt Documents" means any and all agreements
           ----------------------------------
relating to the Senior Subordinated Indebtedness, including but not limited to the Senior Subordinated Notes, the Senior Subordinated Notes Indenture, the Standstill Agreement and the Senior Subordinated Guaranties.

          "Senior Subordinated Guaranties" means any and all guaranties of the
           ------------------------------
Senior Subordinated Indebtedness.

          "Senior Subordinated Indebtedness" means the Indebtedness owed by the
           --------------------------------
Loan Parties to the Senior Subordinated Note Holders in an original principal amount not to exceed $85,478,000 which bears interest and has a maturity as set forth in the Senior Subordinated Notes Indenture.

          "Senior Subordinated Note Holders" means the holders of the Senior
           --------------------------------
Subordinated Notes.

          "Senior Subordinated Notes" means (a) those certain 12% Senior
           -------------------------
Subordinated Notes due 2004, from the Borrower in the aggregate original principal amount of $85,478,000, issued pursuant to the Senior Subordinated Notes Indenture; and (b) all senior subordinated notes of the Borrower issued in exchange for the Senior Subordinated Notes on terms substantially identical to the terms of the Senior Subordinated Notes.

          "Senior Subordinated Notes Indenture" means that certain Indenture,
           -----------------------------------
dated as of May 15, 1997, among the Borrower, the Restricted Subsidiaries and United States Trust Company of New York, as trustee for the Senior Subordinated Note Holders, as amended from time to time in accordance with the terms hereof and thereof.

          "Single Employer Plan" means any Plan which is covered by Title IV of
           --------------------
ERISA, but which is not a Multiemployer Plan.

          "Solvent" means, with respect to any Person as of the date of any
           -------
determination, that on such date (a) the fair value of the property of such Person (both at fair valuation and at present fair saleable value) is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Specified Percentage" means at any time, as to any Lender, the
           --------------------
percentage of the Aggregate Commitment then constituted by such Lender's Commitment.

          "Standstill Agreement" means that certain Standstill Agreement, dated
           --------------------
as of June 30, 1998, between the Borrower, Radio One Licenses, Inc., United States Trust Company of New York, as trustee on behalf of the Senior Subordinated Note Holders, Hughes, Liggins, and the Administrative Agent, which Standstill Agreement replaces that certain Standstill Agreement, dated as of May 19, 1997, among each of the foregoing parties.

          "Station" means a radio station operated to broadcast commercial radio
           -------
programming over radio signals within a specified geographic area.

          "Subordinated Debt" means any Indebtedness of the Borrower or any
           -----------------
Restricted Subsidiary if the instrument creating or evidencing such Indebtedness or pursuant to which such Indebtedness is outstanding expressly provides that such Indebtedness is (i) if incurred by the Borrower, subordinated in right of payment to the Obligations or (ii) if incurred by a Restricted Subsidiary, subordinated in right of payment to the Guaranty and/or the Obligations, as the same relate to a Restricted Subsidiary.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
association or other business entity of which more than 50% of the total voting power of all Voting Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees or other governing body thereof is at the time owned or controlled by such Person (regardless of whether such Equity Interests are owned directly or through one or more other Subsidiaries of such Person or a combination thereof). Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. "Wholly Owned Subsidiary" shall mean (a) any such corporation of
                -----------------------
which all of such shares, other than directors' qualifying shares, are so owned or controlled, directly or indirectly, and (b) any such partnership, association, joint venture or other entity in which such Person owns or controls, directly or indirectly, 100% of such interests.

          "Surviving Person" means, with respect to any Person involved in or
           ----------------
that makes any Disposition, the Person formed by or surviving such Disposition or the Person to which such Disposition is made.

          "Syndication Agent" has the meaning set forth in the introductory
           -----------------
paragraph of this Agreement.

          "Tax Return" means, with respect to any Person, any return,
           ----------
declaration, report, claim for refund, or information return or statement relating to Taxes of such Person, including any schedule or attachment thereto and including any amendment thereof.

          "Tax Transferee" has the meaning set forth in Section 4.10(a).
           --------------                               ---------------

          "Taxes" means all taxes, assessments, fees, levies, imposts, duties,
           -----
deductions, withholdings or other charges of any nature whatsoever from time to time or at any time imposed by any Law or Tribunal, excluding, in the case of each Lender and the Administrative Agent, taxes based on or measured by its net income, and franchise taxes and any doing business taxes imposed on it, by any jurisdiction (or political subdivisions thereof) in which the Administrative Agent or such Lender or any applicable lending office is organized, located or doing business.

          "Term A Commitment" means as to any Term A Lender, the amount set
           -----------------
forth opposite such Term A Lender's name under the caption "Term A Commitment"
                                                            -----------------
on Schedule 1.1 (A) or, in the case of any Lender that is an Assignee, the
   ----------------
amount of the Term A Commitment of the assigning Lender which is assigned to such Assignee in accordance with Section 11.6(c) and set forth in the applicable Assignment and Acceptance (in each case, as the same may be adjusted from time to time as provided herein). The Term A Commitment of each Term A Lender will automatically be permanently reduced by the amount of any Term A Loan made by such Term A Lender.

          "Term A Facility" means the term loan facility provided for in Section
           ---------------                                               -------
2.3(a).
------

          "Term A Facility Percentage" means at any time, as to any Term A
           --------------------------
Lender, the percentage equivalent of (a) the Term A Commitment of such Term A Lender, divided by (b) the Aggregate Term A Commitment; provided that if the
        ----------                                      --------
Aggregate Term A Commitment has been permanently reduced and/or terminated in full, the "Term A Facility Percentage" of each Term A Lender shall be the
           --------------------------
percentage equivalent of (i) the aggregate outstanding principal balance of all Term A Loans of such Term A Lender, divided by (ii) the Aggregate Outstanding
                                    ----------
Term A Loan Balance.

          "Term A Lender" means each Lender that has a Term A Commitment or a
           -------------
Term A Loan outstanding.

          "Term A Loan" means as defined in Section 2.3(a).
           -----------                      --------------

          "Term A Maturity Date" means the earliest of (a) June 30, 2007, (b)
           --------------------
the date on which the Term A Loans, or the Revolving Credit Loans, become due and payable in full, pursuant to acceleration or otherwise or (c) the date on which the Term B Loans become due and payable in full pursuant to acceleration or otherwise before the expiration of 18 months after the Effective Date.

          "Term A Note" means a promissory note of the Borrower, substantially
           -----------
in the form of Exhibit H-2.
               -----------

          "Term B Commitment" means as to any Term B Lender, the amount set
           -----------------
forth opposite such Term B Lender's name under the caption "Term B Commitment"
                                                            -----------------
on Schedule 1.1 (A) or, in the case of any Lender that is an Assignee, the
   ----------------
amount of the Term B Commitment of the assigning Lender which is assigned to such Assignee in accordance with Section 11.6(c) and set forth in the applicable Assignment and Acceptance (in each case, as the same may be adjusted from time to time as provided herein). The Term B Commitment of each Term B Lender will automatically be permanently reduced by the amount of any Term B Loan made by such Term B Lender.

          "Term B Facility" means the term loan facility provided for in Section
           ---------------                                               -------
2.3(c).
------

          "Term B Facility Percentage" means at any time, as to any Term B
           --------------------------
Lender, the percentage equivalent of (a) the Term B Commitment of such Term B Lender, divided by (b) the Aggregate Term B Commitment; provided that if the
        ----------                                      --------
Aggregate Term B Commitment has been permanently reduced and/or terminated in full, the "Term B Facility Percentage" of each Term B Lender shall be the
           --------------------------
percentage equivalent of (i) the aggregate outstanding principal balance of all Term B Loans of such Term B Lender, divided by (ii) the Aggregate Outstanding
                                    ----------
Term B Loan Balance.

          "Term B Lender" means each Lender that has a Term B Commitment or a
           -------------
Term B Loan outstanding.

          "Term B Loan" means as defined in Section 2.3(c).
           -----------                      --------------

          "Term B Maturity Date" means the earlier of (a) the expiration of 18
           --------------------
months after the Effective Date, or (b) the date on which the Term A Loans, Revolving Credit Loans or the Term B Loans become due and payable in full, pursuant to acceleration or otherwise.

          "Term B Note" means a promissory note of the Borrower, substantially
           -----------
in the form of Exhibit H-3.
               -----------

          "Term Loans" means the Term A Loans and the Term B Loans.
           ----------

          "Termination Date" means the earlier of (i) June 30, 2007, (ii) the
           ----------------
date the Commitments under this Agreement are otherwise canceled or terminated in their entirety and (iii) the date all of the Obligations shall become due and payable whether at stated maturity, by acceleration or otherwise in accordance with the terms hereof.

          "Total Facility Percentages" means as to any Lender at any time, the
           --------------------------
quotient (expressed as a percentage) of (a) the sum of (i) such Lender's Revolving Credit Commitment or, if such Revolving Credit Commitment has been reduced and/or terminated in full, such Lender's outstanding Revolving Credit Loans and participations in L/C Obligations (or obligations held by the Issuing Lender in respect of L/C Obligations, in the case of the Issuing Lender), plus
                                                                          ----
(ii) such Lender's Term A Commitment or, if such Term A Commitment has been reduced and/or terminated in full, such Lender's outstanding Term A Loans, plus
                                                                           ----
(iii) such Lender's Term B Commitment, or if such Term B Commitment has been reduced and/or terminated in full, such

Lender's outstanding Term B Loans, divided by (b) the sum of (i) the Aggregate
                                   ----------
Revolving Credit Commitment or, if the Aggregate Revolving Credit Commitment has been reduced and/or terminated in full, the aggregate principal amount of outstanding Revolving Credit Loans and L/C Obligations, plus (ii) the Aggregate
                                                        ----
Term A Commitment or, if such Aggregate Term A Commitment has been reduced and/or terminated in full, the Aggregate Outstanding Term A Loan Balance, plus
                                                                          ----
(iii) the Aggregate Term B Commitment or, if such Aggregate Term B Commitment has been reduced and/or terminated in full, the Aggregate Outstanding Term B Loan Balance.

          "Total Outstanding Facilities" means at any date, the sum of the
           ----------------------------
Aggregate Revolving Credit Commitment, plus the Aggregate Outstanding Term A
                                       ----
Loan Balance, plus the Aggregate Outstanding Term B Loan Balance.
              ----

          "Total Available Commitment" means the sum of the Available
           --------------------------
Commitments of all of the Lenders.

          "Tribunal" means any court or governmental department, commission,
           --------
board, bureau, agency or instrumentality of the United States of America or any state, commonwealth, nation, territory, province, possession, township, county, parish or municipality, whether now or hereafter constituted or existing.

          "Tranche" means the collective reference to Eurodollar Loans made by
           -------
the Lenders to the Borrower, the then current Interest Periods with respect to which begin on the same date and end on the same later date, whether or not such Loans shall originally have been made on the same day.

          "UCC" means the Uniform Commercial Code as enacted in the State of New
           ---
York or other applicable jurisdiction, as amended from time to time.

          "Uniform Customs" means the Uniform Customs and Practice for
           ---------------
Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

          "Unrestricted Subsidiary" means any Subsidiary of the Borrower that is
           -----------------------
formed or acquired after the Effective Date, which is funded through Investments as permitted by Section 8.8(b) (as designated by the Board of Directors of the
                --------------
Borrower, as provided below) and any direct or indirect Subsidiary of an Unrestricted Subsidiary; provided that at the time of the Investment by the
                         --------
Borrower to such Unrestricted Subsidiary and at all times thereafter (a) neither the Borrower nor any of the Restricted Subsidiaries provides credit support for any Indebtedness of such Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness) other than Investments permitted under Section 8.8, (b) such Subsidiary is not liable, directly or
                -----------
indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness, (c) such Unrestricted Subsidiary is not a party to any agreement, contract, arrangement or understanding at such time with the Borrower or any Restricted Subsidiary of the Borrower except for transactions with Affiliates permitted by the terms of this Agreement unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Borrower and (d) such Unrestricted Subsidiary does not own any Equity Interest in or Indebtedness of any Subsidiary of the Borrower that has not theretofore been and is not simultaneously being designated an Unrestricted Subsidiary. Any such designation by the Board of Directors of the Borrower shall be evidenced to the Administrative Agent by delivering to the Administrative Agent a board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complies with the foregoing conditions.

          "Unrestricted Subsidiary Indebtedness" means of any Unrestricted
           ------------------------------------
Subsidiary, Indebtedness of such Unrestricted Subsidiary (other than a guarantee of Indebtedness of the Borrower or any Restricted Subsidiary which is non-recourse to the Borrower and the Restricted Subsidiaries) (i) as to which neither the Borrower nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Borrower or any such Restricted Subsidiary being the Primary Obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness) and (ii) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Borrower or any Restricted Subsidiary to declare a default on such Indebtedness of the Borrower or any Restricted Subsidiary or cause the payment thereof to be accelerated or payable prior to its stated maturity.

          "Voting Equity Interests" means, with respect to any Person, all
           -----------------------
classes of Equity Interest or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          "Voting Stock" means the total voting power of all classes of capital
           ------------
stock then outstanding of the Borrower and normally entitled (without regard to the occurrence of any contingency) to vote in elections of directors of the Borrower.

          "Wholly Owned Restricted Subsidiary" means each Restricted Subsidiary
           ----------------------------------
which is a Wholly Owned Subsidiary.

          "Wholly Owned Subsidiary" has the meaning set forth in the definition
           -----------------------
of Subsidiary.

          "Working Capital" means, as of any date, the excess of the
           ---------------
consolidated current assets, other than cash, of the Borrower and its Subsidiaries over their consolidated current liabilities, other than the current portion of long term debt, as of such date.

          1.2  Other Definitional Provisions.
               -----------------------------

                    (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the same defined meanings when used in the Notes or other Loan Documents.

                    (b) As used in any Loan Document, accounting terms relating to the Borrower and its Subsidiaries not defined in Section 1.1 and
                                                              -----------
          accounting terms
          partly defined in Section 1.1, to the extent not defined, shall have
                            -----------
          the respective meanings given to them under GAAP.

                    (c) The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                    (d) The meanings given to terms defined in any Loan Document shall be equally applicable to both the singular and plural forms of such terms.

                    (e) Unless stipulated otherwise (i) all references in any of the Loan Documents to "dollars", "money", "payments" or other similar financial or monetary terms, are references to currency of the United States of America and (ii) all references to interest are to simple not compound interest.

                    (f) The headings and captions used in any of the Loan Documents are for convenience only and shall not be deemed to limit, amplify or modify the terms of the Loan Documents nor affect the meaning thereof.

                    (g) References in this Agreement or any other Loan Document to financial statements shall be deemed to include all related schedules and notes thereto.

                    (h) "Knowledge" of the Borrower or any Restricted Subsidiary means the actual knowledge of the chair person, president, chief executive officer, chief financial officer, chief operating officer or general counsel, or a senior vice president or vice president, of the Borrower or any Restricted Subsidiary or of a general manager (or similar managerial role) of any of the Stations listed on Schedule 5.25 (as supplemented or required to be supplemented from time to time).

          1.3  Computation of Time Periods. For purposes of computation of
               ---------------------------
periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

          1.4  Classes and Types of Loans and Borrowings. The term "Borrowing"
               -----------------------------------------            ---------
denotes the aggregation of Loans of one or more Lenders to be made to the Borrower pursuant to Section 2 on the same date, all of which Loans are of the
                     ---------
same Class and Type (subject to Sections 4.7, 4.9 and 4.10) and, in the case of
                                ------------  ---     ----
Eurodollar Loans, have the same initial Interest Period. Loans hereunder are distinguished by "Class" and by "Type". The "Class" of a Loan (or of a
                  -----          ----        -----
Commitment to make such a Loan or of a Borrowing comprised of such Loans) refers to the determination whether such Loan is a Revolving Credit Loan, a Term A Loan or a Term B Loan, each of which constitutes a "Class". The "Type" of a Loan
                                               -----        ----
refers to the determination whether such Loan is a Eurodollar Loan or an ABR Loan, each of which constitutes a "Type". Identification of a Loan (or a
                                   ----
Borrowing) by both Class and Type, e.g., a "Eurodollar Term A
                                            -----------------

Loan", indicates that such Loan is both a Term A Loan and a Eurodollar Loan (or
----
that such Borrowing is comprised of such Loans).


                  SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS

          2.1  Revolving Credit Facility.
               -------------------------

          (a) Subject to the terms and conditions of this Agreement, each Revolving Credit Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during
       ----------------------
     the Revolving Credit Commitment Period; provided that in no event shall the
                                             --------
     sum of (i) the aggregate outstanding Revolving Credit Loans of any Revolving Credit Lender, plus (ii) such Revolving Credit Lender's Revolving
                              ----
     Credit Facility Percentage of all L/C Obligations at any time exceed the Revolving Credit Commitment of such Revolving Credit Lender. During the Revolving Credit Commitment Period, the Borrower may borrow under this
     Section 2.1(a), prepay Revolving Credit Loans (in whole or in part) to the
     --------------
     extent permitted by Section 4.2 and reborrow at any time during the
                         -----------
     Revolving Credit Commitment Period pursuant to this Section 2.1(a), all in
                                                         --------------
     accordance with the terms and conditions of this Agreement. The Revolving Credit Loans of each Revolving Credit Lender shall be evidenced by either:
     (i) a Revolving Credit Note in an original principal amount equal to the Revolving Credit Commitment of such Revolving Credit Lender, payable to its or its nominee's order on or before the Termination Date; or (ii) loan accounts or records maintained by such Revolving Credit Lender pursuant to
     Section 2.8 hereof.
     -----------

          (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Section 2.2 or Section 4.5.
                     -----------    -----------

          2.2  Procedure for Revolving Credit Borrowings. Subject to the terms
               -----------------------------------------
and conditions of this Agreement, the Borrower may borrow under the Revolving Credit Facility during the Revolving Credit Commitment Period on any Business Day; provided that the Borrower shall give the Administrative Agent an
     --------
irrevocable Notice of Borrowing, which notice must be received by the Administrative Agent prior to 11:00 A.M., Dallas, Texas time, together (in the case of a Borrowing involving Loans of at least $10,000,000) with a Compliance Certificate for the Borrower and its Restricted Subsidiaries duly executed by the Borrower and based on the most recently ended four Fiscal Quarter period for which Financial Statements have been or should have been delivered pursuant to
Section 6.1(e), and/or Section 7.1, as applicable, giving effect to the
--------------         -----------
requested Borrowing, and any related transactions contemplated in connection with such Borrowing, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to (or in the case of the initial Borrowing, on) the requested Borrowing Date, otherwise, specifying
(i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the Borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the Borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each Tranche and the respective lengths of the initial Interest Periods therefor. Each Borrowing under the Revolving Credit Facility shall be in an amount equal to

(a) in the case of ABR Loans, $1,000,000 or whole multiples of $500,000 in excess thereof (or, if the Aggregate Available Revolving Credit Commitment is less than $500,000, such lesser amount) and (b) in the case of Eurodollar Loans, each Tranche shall be $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such Notice of Borrowing, and Compliance Certificate, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each such Revolving Credit Lender will make the amount of its pro rata share of each requested Revolving Credit Loan available to the Administrative Agent for the account of the Borrower at the Applicable Lending Office of the Administrative Agent prior to 11:00 A.M., Dallas, Texas time (or in the case of the initial Borrowing, 2:00 P.M., Dallas, Texas time), on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such Borrowing will then be made available to the Borrower at the Applicable Lending Office of the Administrative Agent by the Administrative Agent crediting the account of the Borrower (as directed by the Borrower) on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Credit Lenders and in like funds as received by the Administrative Agent.

          2.3  Term Facilities.
               ---------------

          (a) Subject to the terms and conditions of this Agreement, each Term A Lender severally agrees to make a term loan (a "Term A Loan") to the
                                                       -----------
     Borrower on the Initial Borrowing Date (and not thereafter) in an aggregate principal amount equal to the Term A Commitment of such Term A Lender. The Term A Loan of each Term A Lender shall be evidenced by either: (a) a Term A Note in an original principal amount equal to the Term A Commitment of such Term A Lender, payable to its or its nominee's order on or before the Term A Maturity Date; or (b) loan accounts or records maintained by such Term A Lender pursuant to Section 2.8 hereof. The Term A Commitments shall
                               -----------
     terminate on the date after the Initial Borrowing Date. The Term A Loans are not revolving in nature and amounts repaid or prepaid thereon pursuant to Section 2.4 or Section 4.2 may not be reborrowed.
        -----------    -----------

          (b)  The Term A Loans may from time to time be (i) Eurodollar Loans,
     (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with
     Section 2.5 or Section 4.5.
     -----------    -----------

          (c) Subject to the terms and conditions of this Agreement, each Term B Lender severally agrees to make a term loan (a "Term B Loan") to the
                                                       -----------
     Borrower on the Initial Borrowing Date (and not thereafter) in an aggregate principal amount equal to the Term B Commitment of such Term B Lender. The Term B Loan of each Term B Lender shall be evidenced by either: (a) a Term B Note in an original principal amount equal to the Term B Commitment of such Term B Lender, payable to its or its nominee's order on or before the Term B Maturity Date; or (b) loan accounts or records maintained by such Term B Lender pursuant to Section 2.8 hereof. The Term B Commitments shall
                               -----------
     terminate on the date after the Initial Borrowing Date. The Term B Loans are not revolving in nature and amounts repaid or prepaid thereon pursuant to Section 2.4 or Section 4.2 may not be reborrowed.
        -----------    -----------

          (d)  The Term B Loans may from time to time be (i) Eurodollar Loans,
     (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with
     Section 2.5 or Section 4.5.
     -----------    -----------

          2.4  Maturity and Amortization of Term Loans.
               ---------------------------------------

          (a) Each Term A Loan shall mature, and the outstanding principal amount thereof shall be due and payable (together with interest accrued thereon), on the Term A Maturity Date. In addition, on the last day of each Fiscal Quarter, commencing on March 31, 2003, and ending on June 30, 2007, the Borrower shall repay, and there shall become due and payable, a principal installment on the Term A Loans in an amount based on the following annual percentage reductions:


                    Year           Annual Percentage Reduction
                    ----           ---------------------------

                    2003                        15.0%
                    2004                        15.0%
                    2005                        20.0%
                    2006                        25.0%
                    2007                        25.0%
                                                -----
                                                100.0%

     The aggregate principal amount of each such installment paid during any Fiscal Year shall be an amount equal to the applicable annual percentage reduction set forth above of the aggregate principal amount of the Term A Loans outstanding on the Initial Borrowing Date, after giving effect to all Borrowings under this Agreement on such date, divided by the number of
                                                   ----------
     installments to be paid during such Fiscal Year.

          (b)  In the event the Term A Loans shall be prepaid pursuant to
     Section 4.2, the amounts so prepaid shall be applied to installment amounts
     -----------
     required by Section 2.4(a) in the inverse order of maturity.
                 --------------

          (c) Each Term B Loan shall mature, and the outstanding principal amount thereof shall be due and payable (together with interest accrued thereon), on the Term B Maturity Date.

          2.5  Procedure for Term Loan Borrowing. Subject to the terms and
               ---------------------------------
conditions hereof, the Borrower may borrow under the Term A Facility and the Term B Facility on the Initial Borrowing Date, provided that the Borrower shall
                                               --------
give the Administrative Agent an irrevocable Notice of Borrowing, which Notice of Borrowing must be received by the Administrative Agent prior to 11:00 A.M., Dallas, Texas time, together with a Compliance Certificate for the Borrower and its Restricted Subsidiaries, duly executed by the Borrower and based on the most recently ended four Fiscal Quarter period for which Financial Statements have been or should have been delivered pursuant to Sections 6.1(e), 7.1(a) and
                                               ---------------------------
7.1(b), giving effect to the requested Borrowing, and any related transactions
------
contemplated in connection with such

Borrowing or Borrowings, (i) three Business Days prior to the requested Borrowing Date, if all or any part of the Borrowings are to be initially Eurodollar Loans, or (ii) one Business Day prior to (or in the case of the initial Borrowing, on) the requested Borrowing Date, otherwise, requesting that the Lenders participating in such Borrowing make the applicable Term Loans on the applicable Borrowing Date and specifying (A) the aggregate amount of the Borrowing, (B) the Class and initial Type of Loans comprising such Borrowing and
(C) in the case of Term Loans that are to be entirely or partly Eurodollar Loans, the respective amounts of each Tranche (which shall be $5,000,000 or a whole multiple of $1,000,000 in excess thereof) and the respective lengths of the initial Interest Periods therefor (subject to the provisions of the definition of Interest Period). Upon receipt of such Notice of Borrowing and Compliance Certificate, the Administrative Agent shall promptly notify each Lender participating in each Borrowing thereof. Each Lender participating in each Borrowing will make its share of such Borrowing available to the Administrative Agent for the account of the Borrower at the Applicable Lending Office of the Administrative Agent prior to 2:00 P.M., Dallas, Texas time, on the requested Borrowing Date, in funds immediately available to the Administrative Agent. Such Borrowings will then be made available to the requesting Borrower at the Applicable Lending Office of the Administrative Agent, by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders with respect to the Borrower and in like funds as received by the Administrative Agent.

          2.6  Repayment of Loans.
               ------------------


          (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent, for the account of (i) each Revolving Credit Lender, the amounts specified in Section 4.2 as and when due and payable and the
                              -----------
     then unpaid principal amount (together with accrued interest thereon) of each Revolving Credit Loan of such Revolving Credit Lender on or before the Termination Date; (ii) each Term A Lender, the amounts specified in Section
                                                                         -------
     2.4 and Section 4.2 as and when due and payable and the then unpaid
     ---     -----------
     principal amount (together with accrued interest thereon) of each Term A Loan of such Term A Lender on or before the Term A Maturity Date; and (iii) each Term B Lender, the amounts specified in Section 2.4 and Section 4.2 as
                                                  -----------     -----------
     and when due and payable and the then unpaid principal amount (together with accrued interest thereon) of each Term B Loan of such Term B Lender on or before the Term B Maturity Date. The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding until payment in full thereof at the rates per annum, and on the dates, set forth in Section 4.1.
                             -----------

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c)  The Administrative Agent shall maintain the Register pursuant to
     Section 11.6(c), and a subaccount therein for each Lender, in which shall
     ---------------
     be recorded (i) the amount of each Loan made hereunder, the Class and Type thereof and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (d) The entries made in the Register shall, to the extent permitted by applicable Requirements of Law, be prima facie evidence of the existence
                                           ----- -----
     and amounts of the obligations of the Borrower therein recorded; provided
                                                                      --------
     that the failure of the Administrative Agent to maintain the Register, or any error therein, shall not in any manner affect the obligations of the Borrower to repay (with applicable interest) the Loans made to the Borrower by any Lender in accordance with the terms of this Agreement and the Notes.

          2.7  Incremental Commitments.
               -----------------------

          (a) At any time prior to the Term B Maturity Date, the Borrower may solicit, through the Administrative Agent, from the Lenders increases in the Commitments of up to an aggregate amount of $150,000,000; provided,
                                                                   --------
     however, that the Borrower may not request or receive such increase at any
     -------
     time that a Default or an Event of Default has occurred and is continuing; and provided, further that each such increase shall be in an amount of at
         -----------------
     least $25,000,000; and provided, further that no such increase shall be
                            -----------------
     permitted without the prior written consent of the Administrative Agent. With such solicitation, the Borrower shall deliver to the Administrative Agent and the Lenders revised pro forma financial projections for the period from the date of such solicitation through the Termination Date which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall demonstrate the Borrower's ability timely to repay the Loans, assuming the Commitments as increased pursuant to this
     Section 2.7 are fully drawn, and to comply with the financial covenants
     -----------
     contained in Section 8.  No Lender shall be obligated to increase its share
                  ---------
     of a Commitment, and no Lender shall be removed as a Lender for failure to agree to such increase.

          (b) If any Lender desires to participate in such increase in a Commitment (a "Consenting Lender"), such Lender shall notify the
                    -----------------
     Administrative Agent of the amount by which it desires to increase its share of such Commitment. The Commitments shall be increased by the aggregate amount that the Consenting Lenders are willing to increase their respective Commitments hereunder, but in no event shall the Commitments be increased pursuant to this Section 2.7 by more than $150,000,000. The
                                -----------
     Loans made pursuant to any such increase in the Commitments shall be Revolving Credit Loans or Term A Loans (as requested by the Borrower), shall be deemed to be Loans for all purposes of this Agreement and the Security Documents and shall be subject to the terms and conditions of this Agreement, except as may be otherwise agreed upon among the Borrower and the Majority Lenders; provided, however, that such Loans shall not have a
                           --------  -------
     maturity date prior to the Termination Date without the consent of all of the Lenders. The aggregate increase in the Commitments shall be shared by the Consenting Lenders in such ratio as the Borrower and the Administrative Agent shall determine. The increase in the Commitments shall be implemented pursuant to documentation consistent herewith and otherwise in form and substance reasonably satisfactory to the Administrative Agent, the Issuing Lender, the Majority Lenders and the Borrower. The Borrower shall deliver to each Consenting Lender a new Note or Notes (or loan accounts or records shall be maintained pursuant to Section 2.8) reflecting the increase in its
                                     -----------
     share of such Commitment. The Specified Percentages of all of the Lenders shall be adjusted to reflect such increase in the Commitments, and Schedule
     1.1 shall be deemed modified to reflect such adjustment to the Specified Percentages of the Lenders. Any fees payable in connection with such increase in the Commitment shall be payable only to the Administrative Agent, with respect to fees payable to the Administrative Agent, and to the Consenting Lenders, in their capacity as Consenting Lenders.

          2.8  Loan Accounts, Notes, and Payments.
               ----------------------------------

          (a)  Loan Accounts; Noteless Transaction.  The Loans made by each
               -----------------------------------
     Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Loans made to the Borrower by each Lender under this Agreement and the interest and principal payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower under the Loan Documents to pay any amount owing with respect to the Obligations.

          (b)  Notes.  Upon the request of any Lender, made through the
               -----
     Administrative Agent, the Loans made by such Lender may be evidenced by one or more of the following Notes (as the case may be): (i) a Revolving Credit Note (with respect to the Revolving Credit Loans); (ii) a Term A Loan Note (with respect to the Term A Loans); and (iii) a Term B Note (with respect to the Term B Loans). In such event, the Borrower shall promptly prepare, execute, and deliver to such Lender such Note payable to the order of such Lender.


                         SECTION 3.  LETTERS OF CREDIT

          3.1  L/C Commitment. (a) Subject to the terms and conditions hereof,
               --------------
     Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue letters of credit ("Letters of
              --------------                                      ----------
     Credit") for the account of the Borrower on any Business Day in such
     ------
     customary form as may be approved from time to time by such Issuing Lender; provided that Issuing Lender shall not issue any Letter of Credit if, after
     --------
     giving effect to such issuance, the L/C Obligations would exceed the lesser of (x) $50,000,000 or (y) the Aggregate Available Revolving Credit Commitment at such time. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the Termination Date and (y) the date which is 12 months after its date of issuance.

          (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

          (c) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any other Lender to exceed any limits imposed by, any applicable Requirement of Law.

          3.2  Procedure for Issuance of Letters of Credit. The Borrower may
               -------------------------------------------
from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender, at the office of the Issuing Lender specified in Section 11.2, an application therefor, completed to the reasonable
   ------------
satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any L/C Application, the Issuing Lender will process such L/C Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the L/C Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

          3.3  Fees, Commissions and Other Charges. (a) The Borrower shall pay
               -----------------------------------
     to the Issuing Lender, for the account of each Lender, a letter of credit fee with respect to each Letter of Credit, for the period from and including the date of issuance of such Letter of Credit to the date such Letter of Credit is no longer outstanding, computed at a percentage rate per annum equal to the Applicable Margin from time to time applicable to Loans bearing interest at the Eurodollar Rate, calculated on the basis of a 360-day year, on the aggregate average daily amount available to be drawn under such Letter of Credit for the period as to which payment of such fee is made. Such letter of credit fee shall be payable on each L/C Fee Payment Date occurring while a Letter of Credit remains outstanding and on the date each Letter of Credit expires, is canceled or is drawn upon. Such letter of credit fee once paid shall be nonrefundable.

          (b) The Borrower shall pay to the Issuing Lender, a letter of credit fee with respect to each Letter of Credit equal to 1/8 of 1% per annum on the face amount of each such Letter of Credit, payable on each Interest Payment Date (for an ABR Loan) to the Issuing Lender for its own account. Such fee once paid shall be nonrefundable.

          (c) In addition, the Borrower shall pay customary administrative, issuance, amendment, payment and negotiation charges to the Issuing Lender for its own account.

          3.4  L/C Participations. (a) The Issuing Lender irrevocably agrees to
               ------------------
     grant and hereby grants to each Lender, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each Lender irrevocably and severally agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, for such Lender's own account and risk an undivided interest equal to such Lender's Specified Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued by the Issuing Lender and the amount of each draft paid by the Issuing Lender thereunder. Each Lender unconditionally, severally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit issued by the Issuing Lender for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with Section 3.5(a), such Lender shall pay to the
                                 --------------
     Issuing Lender upon demand at the office of the Issuing Lender specified in
     Schedule 1.1A an amount equal to such Lender's Specified Percentage of the
     -------------
     amount of such draft, or any part thereof, which is not so reimbursed.

          (b) If any amount required to be paid by any Lender to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of
                       ---------------
     any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such Lender shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily
                                                     -----
     average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of
                                      -----
     which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Lender pursuant to this Section 3.4 is not in fact made available to the
                             -----------
     Issuing Lender by such Lender within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such Lender, on demand, such amount with interest thereon calculated from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender at a rate per annum equal to the ABR plus the Applicable Margin. A certificate of the Issuing
                      ----
     Lender submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any Lender its pro rata share of such payment in accordance with this Section 3.4, the Issuing
                                                   -----------
     Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of Collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will, if such payment is received prior to 11:00 A.M., Dallas, Texas time, on a Business Day, distribute to such Lender its pro rata share thereof on the same Business Day or if received
                --- ----
     later than 11:00 A.M., Dallas, Texas time, on the next succeeding Business Day; provided, however, that in the event that any such payment received by
          --------  -------
     the Issuing Lender shall be required to be returned by the Issuing Lender, such Lender shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

          (d) Notwithstanding anything to the contrary in this Agreement, each Lender's obligation to make the Loans referred to in Section 3.5(b) and to
                                                          --------------
     purchase and fund participating interests pursuant to Section 3.4(a) shall
                                                           --------------
     be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or the Borrower may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 6, (iii) any adverse
                  ---------
     change in the condition (financial or otherwise) of any Loan Party, (iv) any breach of this Agreement or any other Loan Document by any Loan Party or any Lender, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          3.5  Reimbursement Obligation of the Borrower. (a) The Borrower agrees
               ----------------------------------------
     to reimburse the Issuing Lender (it being understood that such reimbursement shall be effected by means of a borrowing of Loans unless the Administrative Agent shall determine in its sole discretion that such Loans may not be made for such purpose as a result of a Default or Event of Default pursuant to Section 9(f)), upon receipt of notice from the Issuing
                         -------------
     Lender of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender, for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender, at the office of the Issuing Lender specified in Schedule 1.1A in Dollars and in immediately available funds,
                  -------------
     on the date on which the Borrower receives such notice, if received prior to 11:00 A.M., Dallas, Texas, time, on a Business Day and otherwise on the next succeeding Business Day.

          (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section 3.5, (i) from the date the draft under
                                -----------
     the affected Letter of Credit is paid by the Issuing Bank to the date on which the Borrower is required to pay such amounts pursuant to paragraph
     (a) above at a rate per annum equal to the ABR plus the Applicable Margin and (ii) thereafter until payment in full at the rate which would be payable on any Loans which were then overdue. Except as otherwise specified in Section 3.5(a), each drawing under any Letter of Credit shall
                  --------------
     constitute a request by the Borrower to the Administrative Agent for a borrowing of Loans that are ABR Loans pursuant to Section 2.3 in the amount
                                                       -----------
     of such drawing. The Borrowing Date with respect to such borrowing shall be the date of payment of such drawing and the proceeds of such Loans shall be applied by the Administrative Agent to reimburse the Issuing Lender for the amounts paid under such Letter of Credit.

          3.6  Obligations Absolute. Subject to the penultimate sentence of this
               --------------------
Section 3.6, the Borrower's obligations under this Section 3 shall be absolute
-----------                                        ---------
and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, any Lender or any beneficiary of a Letter of Credit. The Borrower also agrees with the Issuing Lender that the Issuing Lender and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, (i)
                  -----------
the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. So long as the Issuing Lender acts in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, the Issuing Lender and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Person's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of either the Issuing Lender or any Lender to the Borrower.

          3.7  Letter of Credit Payments. If any draft shall be presented for
               -------------------------
payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower and the Lenders of the date and amount thereof. Subject to Section 3.6,
                                                                    -----------
the responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit.

          3.8  L/C Application. To the extent that any provision of any L/C
               ---------------
Application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall apply.


              SECTION 4.  GENERAL PROVISIONS APPLICABLE TO LOANS
                             AND LETTERS OF CREDIT

          4.1  Interest Rates and Payment Dates. (a) Subject to Section 11.15,
               --------------------------------                 -------------
     each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate plus the Applicable Margin determined for such day.
          ----

          (b)  Subject to Section 11.15, each ABR Loan shall bear interest for
                          -------------
     each day that it is outstanding at a rate per annum equal to the ABR plus
                                                                          ----
     the Applicable Margin for such day.

          (c)  (i) Subject to Section 11.15, after the occurrence and during the
                              -------------
     continuance of an Event of Default under Section 9(a) of this Agreement,
                                              ------------
     all Loans and Reimbursement Obligations shall bear interest at a rate per annum which is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 4.1 plus 2% or (y) in the case of Reimbursement Obligations,
          ----------- ----
     at a rate per annum equal to the ABR plus the Applicable Margin plus 2% and
                                          ----
     (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee, letter of credit fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the ABR plus the Applicable
                                                        ----
     Margin plus 2%, in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this
           --------
     Section shall be payable from time to time on demand.

          4.2  Optional and Mandatory Commitment Reductions and Prepayments. (a)
               ------------------------------------------------------------
     The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (it being understood that amounts payable pursuant to Section 4.11 do not constitute premium or
                                 ------------
     penalty), upon at least three Business Days' irrevocable notice to the Administrative Agent (in the case of Eurodollar Loans) or at least one Business Day's irrevocable notice to the Administrative Agent (in the case of ABR Loans), specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each. Upon the receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Section 4.11. Partial prepayments of Loans shall be in
                         ------------
     an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (unless the entire balance thereof is being prepaid).

          (b) The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent (which will promptly notify the Lenders thereof), to terminate the Commitments or, from time to time, to reduce the amount of the Commitments; provided that no such
                                                    --------
     termination or reduction of the Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, (x) the sum of the Aggregate Outstandings of Credit of all Lenders would exceed the Total Available Commitment then in effect. Any such reduction in the Commitments shall be in a minimum amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (unless the Aggregate Commitment is being terminated) and shall reduce permanently the Commitments then in effect.

          (c) If at any time the sum of the Aggregate Outstandings of Credit of all Lenders exceeds the Total Available Commitment then in effect, the Borrower shall, without notice or demand, immediately repay the Loans in an aggregate principal amount equal to such excess, together with interest accrued to the date of such payment or repayment and any amounts payable under Section 4.11. To the extent that, after giving effect to any
           ------------
     prepayment of the Loans required by the preceding sentence, the sum of the L/C Obligations still exceeds the Total Available Commitment (the amount of such excess being herein referred to as the "Overfunded Amount"), the
                                                  -----------------
     Borrower shall, without notice or demand, immediately pay an amount equal to such Overfunded Amount to the Administrative Agent for deposit in the Cash Collateral Account. Any amounts deposited in the Cash Collateral Account shall be invested in Cash Equivalents having a one day maturity or such other Cash Equivalents as shall be acceptable to the Administrative Agent and the Borrower.

          (d) Promptly upon the consummation of any Disposition or the receipt of Net Proceeds from any Recovery Event by the Borrower or any Restricted Subsidiary, the Borrower shall notify the Administrative Agent thereof.
     Unless: (A) the Borrower and/or a Restricted Subsidiary (i) in the case of a Recovery Event, uses the Net Proceeds therefrom to restore or replace assets in respect of which a Recovery Event has occurred within 360 days after the date of receipt of the Net Proceeds from such Recovery Event (the "Recovery Reinvestment Deadline"), or (ii) in the case of a Disposition,
      ------------------------------
     subject to the provisions of Sections 8.7 and 8.8, (A) enters into a
                                  ------------     ---
     binding contract for the reinvestment of such Net Proceeds in an Investment permitted under Section 8.8 within 270 days after the date of such
                     -----------
     Disposition (the "Contract Deadline Date") and (B) actually reinvests such
                       ----------------------
     Net Proceeds in an Investment permitted under Section 8.8 within 360 days
                                                   -----------
     after the date of such Disposition (the "Reinvestment Deadline Date") (any
                                              --------------------------
     such Net Proceeds, or portion thereof, not so used to restore or replace assets by the Recovery Reinvestment Deadline and not subject to a binding contract on the Contract Deadline Date or not so reinvested on the Reinvestment Deadline Date being herein referred to as "Excess Proceeds"):
                                                             ---------------
     (x) the Borrower shall, on the Recovery Reinvestment Deadline, Contract Deadline Date or the Reinvestment Deadline Date, as the case may be, apply all Excess Proceeds toward the repayment of the Loans, together with interest accrued to the date of such payment and any amounts payable under
     Section 4.11 and (y) the then Aggregate Term A Commitment and Aggregate
     ------------
     Term B Commitment shall be permanently reduced on such applicable date by an amount equal to the amount of the Term A Loans and the Term B Loans, respectively, so prepaid (or required to be so prepaid). Notwithstanding the foregoing provisions of this Section 4.2(d), the Borrower and the
                                      --------------
     Restricted Subsidiaries shall not be required to apply any Net Proceeds in accordance with this Section 4.2(d) unless: (i) such Net Proceeds either
                          --------------
     singularly or when aggregated with all other Net Proceeds from all Dispositions and Recovery Events exceeds $10,000,000; and (ii) the Leverage Ratio as of the end of the fiscal quarter immediately prior to the date on which such application of such Net Proceeds would otherwise be required is greater than 6.00 to 1.00, and then only to the extent necessary to reduce the Leverage Ratio to 6.00 to 1.00. Notwithstanding anything to the contrary set forth herein, in the event a Default or Event of Default exists and is continuing, then (A) any and all Net Proceeds received on or after such events by the Borrower or any Restricted Subsidiary shall be immediately paid to the Administrative Agent for deposit in an account maintained by the Administrative Agent for the benefit of the Lenders (the "Cash Collateral Account") and the Administrative Agent shall apply all
      -----------------------
     such Net Proceeds toward the repayment of the Loans and to cash collateralize the L/C Obligations and (B) the then Aggregate Commitment shall be permanently reduced by an amount equal to the amount of all such Net Proceeds received on or after such events.

          (e) If (i) the Borrower or any Restricted Subsidiary issues or sells any Equity Interests of the Borrower or a Restricted Subsidiary (other than Disqualified Stock and the New Preferred Stock), and (ii) the Leverage Ratio as of the end of the fiscal quarter ended immediately prior to the date of such issuance or sale is equal to or greater than 6.00 to 1.00, then on the earlier of the "Equity Contract Date" or the "Equity Investment Date" (each as defined below), (A) the Borrower shall repay the Loans in an amount equal to the lesser of (x) 50% of the cash proceeds of such Equity Interests (other than proceeds from the issuance or sale of such Equity Interests to the Borrower or any Wholly Owned Restricted Subsidiary of the Borrower by any Person that was a Restricted Subsidiary of the Borrower immediately prior to such issuance), net of underwriting discounts and commissions and other reasonable costs associated therewith (the "Equity Proceeds") or (y) that
                                                 ---------------
     amount necessary to result in a Leverage Ratio, after giving effect to such prepayment, of 6.00 to 1.00 and (B) the then Aggregate Term A Commitment and Aggregate Term B Commitment shall be permanently reduced by an amount equal to the amount of the Term A Loans and Term B Loans so prepaid (or required to be so prepaid); provided that the Borrower shall not be
                                 --------
     required to repay the Loans under this Section 4.2(e) with any such Equity
                                            --------------
     Proceeds as to which: (m) within 90 days of the receipt of such Equity Proceeds (the "Equity Contract Date"), the Borrower and/or Restricted
                    --------------------
     Subsidiary has entered into a binding contract for the investment thereof in an Investment permitted by Section 8.8; and (n) within 360 days of the
                                   -----------
     receipt of such Equity Proceeds, actually invests those Equity Proceeds (the "Equity Investment Date") in such Investment.
           ----------------------

          (f) Upon the issuance of any New Subordinated Debt, the Borrower will apply such portion of the net proceeds of such issuance as is necessary to pay or prepay in their entirety the Term B Loans and may use the remainder of such net proceeds to fund the working capital requirements of the Borrower or for such other uses permitted by this Agreement.

          (g) In the case of any reduction of the Aggregate Commitment, the Borrower shall, if applicable, comply with the requirements of Section
                                                                    -------
     4.2(c).  The application of any prepayment to the Loans pursuant to this
     ------
     Section 4.2 shall (except as provided in Section 4.2(f)) be made first to
     -----------                              --------------
     the Term A Loans and the Term B Loans, ratably and, as among the Term A Loans, considered alone, or the Term B Loans, considered alone, shall be made first to ABR Loans and second to Eurodollar Loans. After the repayment in full of the Term A Loans, any remaining proceeds shall be applied to repay the Revolving Credit Loans, and shall be made first to ABR Loans and second to Eurodollar Loans. Each repayment of the Loans under this Section 4.2 shall be accompanied by accrued interest to the date of
          -----------
     such repayment on the amount repaid and any amounts payable under Section
                                                                       -------
     4.11.
     ----

          (h) As security for the Obligations, the Borrower hereby grants, conveys, assigns, pledges, sets over and transfers to the Administrative Agent, for the benefit of the Lenders, and creates in the Administrative Agent's favor for the benefit of the Lenders, a security interest in, all money (including interest), instruments and securities at any time held in or acquired in connection with the Cash Collateral Account together with all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Administrative Agent subject to the disposition of the Administrative Agent without any further consent of or notice to the Borrower, and the Borrower shall not have any right to withdraw or cause the Administrative Agent to withdraw any funds deposited in the Cash Collateral Account. At any time and from time to time, upon the Administrative Agent's request, the Borrower promptly shall execute and deliver any and all such further agreements, documents, instruments and certificates, including financing statements, as may be necessary, appropriate or desirable in the Administrative Agent's reasonable judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this Section 4.2(h) and of the rights and powers
                                    --------------
     herein granted. The Borrower shall not create or suffer to exist any Lien on any amounts or investments held in the Cash Collateral Account other than the Lien granted under this Section 4.2(h).
                                      --------------

          (i) The Administrative Agent shall, after the date on which the Aggregate Commitment shall have been terminated, apply any proceeds held in the Cash Collateral Account first to pay any unpaid Obligations then outstanding hereunder in such order as the Administrative Agent may determine and then to refund any remaining amount to the Borrower.

          (j) If the Leverage Ratio as of the end of any fiscal year of the Borrower ending on or after December 31, 2002, is 6.0 to 1.0 or greater, then (A) within one hundred twenty-five days after the end of such fiscal year the Borrower shall prepay the Loans in an amount equal to 50% (or, if an Event of Default is then continuing, 100%) of Excess Cash Flow, if any, for such fiscal year; and (B) the then Aggregate Term A Commitment and the Aggregate Term B Commitment shall be permanently reduced by an amount equal to the amount of the Term A Loans and Term B Loans so prepaid (or required to be so prepaid). Mandatory prepayments made pursuant to this Section
                                                                     -------
     4.2(j) shall be determined from the annual financial statements for such
     ------
     fiscal year delivered by the Borrower pursuant to Section 7.1(a) and shall
                                                      ----------------
     be accompanied by a certificate signed by a financial officer of the Borrower setting forth the calculations from which the amount of such prepayment was determined.

          4.3  Commitment Fees, etc. (a) The Borrower agrees to pay to the
               --------------------
     Administrative Agent, for the account of each Lender, a commitment fee on the average daily amount of the Available Revolving Credit Commitment of such Lender computed at a rate per annum based on the Leverage Ratio in effect for the fiscal quarter (for which financial statements are available) preceding the payment date determined as follows:

                                                                                      Commitment Fee if the Aggregate
                                              Commitment Fee if the Aggregate             Revolving Credit Balance
       Leverage Ratio                             Revolving Credit Balance                  plus L/C Obligations
       --------------
                                                    plus L/C Obligations                is equal to or greater than
                                             is less than 50% of the Aggregate              50% of the Aggregate
                                                Revolving Credit Commitment             Revolving Credit Commitment
                                                ---------------------------             ---------------------------
     Greater than or equal to 5.00 to                      0.500%                                0.375%
          5.00 to 1.00
     Less than 5.00 to 1.00                                0.375%                                0.250%

     For purposes of calculating the commitment fee due hereunder, the Leverage Ratio shall be determined as at the end of each of the first three quarterly periods of each fiscal year of the Borrower and as at the end of each fiscal year of the Borrower, based on the relevant financial statements delivered pursuant to Section 7.1(a) or (b) and the
                                      ---------------------

     Compliance Certificate delivered pursuant to Section 7.2(b); changes in the
                                                  --------------
     Leverage Ratio shall become effective on the date which is the earlier of
     (i) two Business Days after the date the Administrative Agent receives such financial statements and the corresponding Compliance Certificate and (ii) the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be, and shall remain in effect until the next change to be effected pursuant to this Section 4.3; provided, that (a) until the first
                               -----------  --------
     such financial statements and Compliance Certificate are delivered after the Effective Date, the commitment fee shall be determined by reference to the Leverage Ratio set forth in the Compliance Certificate delivered to the Administrative Agent pursuant to Section 6.2(h), and (b) if any financial
                                      --------------
     statements or the Compliance Certificates referred to above are not delivered within the time periods specified above, then, for the period from and including the date on which such financial statements and Compliance Certificate are required to be delivered until the date on which such financial statements and Compliance Certificate are delivered, the commitment fee as at the end of the fiscal period that would have been covered thereby shall be deemed to be the commitment fee which would be applicable when the Leverage Ratio is equal to or greater than 5.00 to 1.00, and the Aggregate Revolving Credit Balance plus L/C Obligations is less than 50% of the Aggregate Revolving Credit Commitment.

     Such commitment fee shall be (i) payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Termination Date and (ii) fully earned and non-refundable upon payment thereof.

          (b) The Borrower shall pay (without duplication of any fee payable under Section 4.3(a)) to the Administrative Agent and the other Agents the
           --------------
     fees provided for in the Fee Letters on the dates and in the amounts provided for therein.

          4.4  Computation of Interest and Fees. (a) Interest based on the
               --------------------------------
     Eurodollar Rate and fees shall be calculated on the basis of a 360-day year for the actual days elapsed; and interest based on the ABR shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing in reasonable detail the calculations used by the Administrative Agent in determining any interest rate pursuant to
     Section 4.1 (a).
     ---------------

          (c) The fees described in this Agreement and the Fee Letters represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention, or forbearance of money, and the obligation of the Borrower to pay each fee described herein shall be in addition to, and not in lieu of, the obligation of the Borrower to pay interest, other fees described in the Loan Documents, and expenses otherwise described in the Loan Documents. Fees shall be payable when due in Dollars and in immediately available funds. All such fees shall be non-refundable.

          4.5  Conversion and Continuation Options. (a) The Borrower may elect
               -----------------------------------
     from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent an irrevocable notice substantially in the form of Exhibit J (a "Notice of Conversion/Continuation"), by 11:00 A.M. Dallas,
     ---------     ---------------------------------
     Texas time at least one Business Day prior to such election, provided that
                                                                  --------
     any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans or to continue Eurodollar Loans as Eurodollar Loans by giving the Administrative Agent a Notice of Conversion/Continuation by 11:00 A.M. Dallas, Texas, time at least three Business Days' prior to such election. Any such Notice of Conversion/Continuation to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such Notice of Conversion/Continuation the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any
     --------
     Event of Default has occurred and is continuing and (ii) no Loan may be converted into a Eurodollar Loan if the Interest Period selected therefor would expire after the Termination Date.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, of the length of the next Interest Period to be applicable to such Loans, determined in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, provided that no Eurodollar Loan may be continued as
              -----------  --------
     such (i) when any Event of Default has occurred and is continuing or (ii) after the date that is one month prior to the Termination Date, and provided, further, that if the Borrower shall fail to give any required
     --------  -------
     notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice of continuation pursuant to this Section 4.5(b), the Administrative Agent shall promptly notify each
             --------------
     Lender thereof.

          4.6  Minimum Amounts of Eurodollar Tranches. All borrowings,
               --------------------------------------
conversions, continuations and payments of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising (i) each Eurodollar Tranche of Loans shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof. In no event shall there be more than six Eurodollar Tranches outstanding at any time.

          4.7  Inability to Determine Interest Rate. If prior to the first day
               ------------------------------------
of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be made in good faith and shall be conclusive and binding upon the Borrower absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

          (b) the Administrative Agent shall have received notice from the Majority Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making, maintaining or converting that portion of the outstanding principal balance of their affected Loans during such Interest Period, the Administrative Agent shall give facsimile notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent or the Majority Lenders, as the case may be, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

          4.8  Pro Rata Treatment and Payments. (a) Each borrowing of Loans
               -------------------------------
     hereunder shall be made, each payment by the Borrower on account of any commitment fee hereunder shall be allocated by the Administrative Agent, and any reduction of the Commitments shall be allocated by the Administrative Agent, pro rata according to the respective Specified Percentages of the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on, or commitment fees related to, the Loans or Reimbursement Obligations shall be allocated by the Administrative Agent pro rata according to the respective Specified Percentages of such Loans and Reimbursement Obligations then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder and under any Notes, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set-off or counterclaim and shall be made prior to noon, Dallas, Texas time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 11.2, in
                                                                ------------
     Dollars and in immediately available funds. Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. If any payment hereunder becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless, with respect to payments of Eurodollar Loans only, the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 4.8 shall be conclusive in the absence of
                              -----------
     manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall notify the Borrower of the failure of such Lender to make such amount available to the Administrative Agent and the Administrative Agent shall also be entitled to recover, on demand from the Borrower, such amount with interest thereon at a rate per annum equal to the ABR plus the Applicable Margin in effect on
                                       ----
     the Borrowing Date.

          4.9  Requirements of Law. (a) If the adoption of or any change in any
               -------------------
     Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Effective Date:

               (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 4.10, net income taxes and franchise taxes
                           ------------
          (imposed in lieu of net income taxes));

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate; or

               (iii) shall impose on such Lender any other condition;

     and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, within five Business Days following receipt by the Borrower of notice from such Lender, through the Administrative Agent, in accordance herewith, the Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

          (b) If any Lender shall have determined in good faith that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section 4.9, it shall promptly deliver a certificate to
                      -----------
     the Borrower (with a copy to the Administrative Agent), setting forth in reasonable detail an explanation of the basis for requesting such compensation. Such certificate as to any additional amounts payable pursuant to this Section 4.9 submitted by such Lender to the Borrower (with
                      -----------
     a copy to the Administrative Agent) shall be conclusive in the absence of manifest error provided such determinations are made on a reasonable basis. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered by it within 15 days after the Borrower's receipt thereof. The agreements in this Section 4.9 shall survive the termination
                                      -----------
     of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          4.10 Taxes. (a) All payments made by the Borrower under this Agreement
               -----
     and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding (i) net income taxes;
     (ii) franchise and doing business taxes imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note); (iii) any Taxes, levies, imposts, deductions, charges or withholdings that are in effect and that would apply to a payment to such Lender as of the Effective Date; and (iv) if any Person acquires any interest in this Agreement or any Note pursuant to the provisions hereof, including without limitation a participation (whether or not by operation of law), or a foreign Lender changes the office in which the Loan is made, accounted for or booked (any such Person or such foreign Lender in that event being referred to as a "Tax Transferee"), any Taxes,
                                                  --------------
     levies, imposts, deductions, charges or withholdings to the extent that they are in effect and would apply to a payment to such Tax Transferee as of the date of the acquisition of such interest or change in office, as the case may be. If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be
                                  ------------------
     withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the
                                                 --------  -------
     Borrower shall not be required to increase any such amounts payable to any Non-U.S. Lender if such Lender fails to comply with the requirements of paragraph (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If, when the Borrower is required by this Section 4.10(a) to pay any Non-Excluded Taxes,
                                  ---------------
     the Borrower fails to pay such Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure.

          (b) Each Lender (or Tax Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America, or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver
                                                ---------------
     to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, an annual certificate representing that such Non-U.S. Lender (i) is not a "bank" for purposes of Section 881(c) of the Code (and is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank in any filing with or submission made to any Governmental Authority or rating agency),
     (ii) is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and (iii) is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption (or, in the case of a Non-U.S. Lender entitled to a reduced treaty rate, a partial exemption) from, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents, along with such other additional forms as the Borrower, the Administrative Agent (or, in the case of a Participant, the Lender from which the related participation shall have been purchased) may reasonably request to establish the availability of such exemption. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of Section 4.10, a Non-U.S. Lender
                                            ------------
     shall not be required to deliver any form pursuant to this Section 4.10(b)
                                                                ---------------
     that such Non-U.S. Lender is not legally able to deliver, it being understood and agreed that, in the event that a Non-U.S. Lender fails to deliver any forms otherwise required to be delivered pursuant to this
     Section 4.10(b), or notifies the Borrower that any previously delivered
     ---------------
     certificate is no longer in force, and fails to deliver replacement forms or a certificate pursuant to this Section 4.10(b), the Borrower shall
                                       ---------------
     withhold such amounts as the Borrower shall reasonably determine are required by law and shall not be required to make any additional payment with respect thereto to the Non-U.S. Lender, unless such failure to deliver or notify is a result of change in law subsequent to the Effective Date.

          (c) If a Lender (or Tax Transferee) or the Administrative Agent shall become aware that it is entitled to receive a refund in respect of Non-Excluded Taxes paid by the Borrower, or as to which it has been indemnified by the Borrower, which refund in the good faith judgment of such Lender (or Tax Transferee) is allocable to such payment made pursuant to this Section
                                                                        -------
     4.10, it shall promptly notify the Borrower of the availability of such
     ----
     refund and shall, within 30 days after receipt of a request by the Borrower, apply for such refund. If any Lender (or Tax Transferee) or the Administrative Agent receives a refund in respect of any Non-Excluded Taxes paid by the Borrower, or as to which it has been indemnified by the Borrower, it shall promptly notify the Borrower of such refund and shall, within 15 days after receipt, repay such refund to the Borrower. The agreements in this Section 4.10 shall survive the termination of this
                        ------------
     Agreement and the payment of the Loans and all other amounts payable hereunder.

          4.11 INDEMNITY. THE BORROWER AGREES TO INDEMNIFY EACH LENDER AND TO
               ---------
HOLD EACH LENDER HARMLESS FROM ANY LOSS OR EXPENSE WHICH SUCH LENDER MAY SUSTAIN OR INCUR AS A CONSEQUENCE OF (A) DEFAULT BY THE BORROWER IN MAKING A BORROWING OF, CONVERSION INTO OR CONTINUATION OF EURODOLLAR LOANS AFTER THE BORROWER HAS GIVEN A NOTICE REQUESTING THE SAME IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, (B) DEFAULT BY THE BORROWER IN MAKING ANY PREPAYMENT OF EURODOLLAR LOANS AFTER THE BORROWER HAS GIVEN A NOTICE THEREOF IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT OR (C) THE MAKING OF A PREPAYMENT OF EURODOLLAR LOANS ON A DAY WHICH IS NOT THE LAST DAY OF AN INTEREST PERIOD WITH RESPECT THERETO. SUCH INDEMNIFICATION MAY INCLUDE AN AMOUNT EQUAL TO THE EXCESS, IF ANY, OF (i) THE AMOUNT OF INTEREST WHICH WOULD HAVE ACCRUED ON THE AMOUNT SO PREPAID, OR NOT SO BORROWED, CONVERTED OR CONTINUED, FOR THE PERIOD FROM THE DATE OF SUCH PREPAYMENT OR OF SUCH FAILURE TO BORROW, CONVERT OR CONTINUE TO, BUT NOT INCLUDING, THE LAST DAY OF SUCH INTEREST PERIOD (OR, IN THE CASE OF A FAILURE TO BORROW, CONVERT OR CONTINUE, THE INTEREST PERIOD THAT WOULD HAVE COMMENCED ON THE DATE OF SUCH FAILURE) IN EACH CASE AT THE APPLICABLE RATE OF INTEREST

FOR SUCH LOANS PROVIDED FOR HEREIN OVER (ii) THE AMOUNT OF INTEREST (AS REASONABLY DETERMINED BY SUCH LENDER) WHICH WOULD HAVE ACCRUED TO SUCH BANK ON SUCH AMOUNT BY PLACING SUCH AMOUNT ON DEPOSIT FOR A COMPARABLE PERIOD WITH LEADING BANKS IN THE INTERBANK EURODOLLAR MARKET. THIS COVENANT SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.

     4.12 Change of Lending Office. Each Lender agrees that if it makes any
          ------------------------
demand for payment under Section 4.9 or 4.10(a), it will use reasonable efforts
                         -----------    -------
(consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Sections 4.9 or 4.10(a) or would eliminate or reduce the effect of any
      ------------    -------
adoption or change described in Section 4.9.
                                -----------


                  SECTION 5.  REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and to issue Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

          5.1  Financial Condition. (a) The consolidated balance sheet of the
               -------------------
     Borrower and the Restricted Subsidiaries at December 31, 1999, and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Arthur Andersen L.L.P., copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and the Restricted Subsidiaries, taken as a whole, as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and the Restricted Subsidiaries as at March 31, 2000, and the related unaudited consolidated statements of operations and of cash flows for the three-month period ended on such date, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and the Restricted Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments and the absence of complete footnote disclosure). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein and except for interim financial statements, which are subject to normal year-end adjustments and lack footnotes). Except as set forth in Schedule 5.1,
                                                             ------------
     during the period from December 31, 1999, to and including the Effective Date there has been no sale, transfer or other disposition by the Borrower or any of the Restricted Subsidiaries of any material part of its business, assets or property and no purchase or other acquisition of any business, assets or property (including any Equity Interests of any other Person) material in relation to the consolidated financial condition of the Borrower and the Restricted Subsidiaries at December 31, 1999.

          (b) The financial statements of the Borrower and the Restricted Subsidiaries and other information most recently delivered under Sections
                                                                      --------
     6.1(e), 7.1(a) and (b) were prepared in accordance with GAAP and present
     --------------     ---
     fairly in all material respects the consolidated financial condition, results of operations, and cash flows of the Borrower and the Restricted Subsidiaries, taken as a whole, as of, and for the portion of the fiscal year ending on the date or dates thereof (subject in the case of interim statements only to normal year-end audit adjustments and the absence of footnotes).

          (c) (i) The pro forma financial information, Budgets and projections attached hereto as Schedule 5.1(c) furnished to the Administrative Agent by
                        ---------------
     or on behalf of the Borrower in connection with this Agreement and the transactions contemplated hereby and (ii) all pro forma financial information, Budgets and projections furnished to the Administrative Agent or any Lender in connection with or pursuant to this Agreement or any other Loan Document after the date of this Agreement and on or prior to the date on which this representation and warranty is made or deemed made, were in each case prepared and furnished to the Administrative Agent or such Lender in good faith and were based on estimates and assumptions that were believed by the management of the Borrower to be reasonable in light of the then current and foreseeable business conditions of the Borrower and the Restricted Subsidiaries and represented the Borrower's management's good faith estimate of the consolidated projected financial performance of the Borrower and the Restricted Subsidiaries based on the information available to the Responsible Officers at the time so furnished.

          (d) All Information made available to the Administrative Agent or any Lender by or on behalf of the Borrower in connection with or pursuant to this Agreement or any other Loan Document on or prior to the date on which this representation and warranty is made or deemed made did not, as of the date such Information was made available, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made.

          5.2  No Change. Since December 31, 1999, there has been no development
               ---------
or event which has had or could reasonably be expected to have a Material Adverse Effect.

          5.3  Existence; Compliance with Law. The Borrower and each Subsidiary
               ------------------------------
(a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or partnership power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified and, where applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

          5.4  Power; Authorization; Enforceable Obligations. Each Loan Party
               ---------------------------------------------
has the power and authority, and the legal right, to make, deliver and perform each of the Loan Documents to which it is a party and to grant any security interests provided for therein and, in the case of the Borrower, to borrow hereunder, and has taken all necessary action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. Except as set forth on Schedule 5.4, no consent or
                                                     ------------
authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person (including any partner or shareholder of any Loan Party or any Affiliate of any Loan Party) is required to be obtained or made by any Loan Party or any other Person, in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents other than (a) the filings and notices required by the Pledge Agreements and Security Agreements and (b) such as have been obtained or made and are in full force and effect or which are immaterial. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person (including any partner or shareholder of any Loan Party or any Affiliate of any Loan Party) is required to be obtained or made by any Loan Party or any Subsidiary of any Loan Party in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents other than such as have been obtained or made and are in full force and effect or which are immaterial. Each Loan Document to which each Loan Party is a party has been duly executed and delivered on behalf of each such Loan Party. Each Loan Document constitutes a legal, valid and binding obligation of each Loan Party thereto enforceable against each such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          5.5  No Legal Bar. The execution, delivery and performance of the Loan
               ------------
Documents, the borrowings hereunder and the use of the proceeds thereof will not
(a) violate, result in a default under or conflict with any Requirement of Law or any material Contractual Obligation, in any material respect, of the Borrower or of any of the Restricted Subsidiaries or (b) violate any provision of the charter or bylaws of the Borrower or the Restricted Subsidiaries and will not result in a default under, or result in or require the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or material Contractual Obligation (other than pursuant to the Security Documents).

          5.6  No Material Litigation. No litigation, investigation or
               ----------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower, any of the Restricted Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents, or (b) as to which there is a reasonable possibility of an adverse determination and, that if adversely determined, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.7  No Default. Neither the Borrower nor any of the Restricted
               ----------
Subsidiaries is in breach of or default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          5.8  Ownership of Property; Intellectual Property. (a) The Borrower
               --------------------------------------------
     and the Restricted Subsidiaries has good record and indefeasible title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as permitted by Section 8.3. Schedule 5.24 (as supplemented from
                            -----------  -------------
     time to time) accurately describes the location of all real property owned or leased by the Borrower or any Restricted Subsidiary and the location, by State and County of all material tangible personal property associated with Stations owned by the Borrower or any Restricted Subsidiary.

          (b) The Borrower and the Restricted Subsidiaries have the right to use all trademarks, tradenames, copyrights, technology, know-how or processes ("Intellectual Property") that are materially necessary for the
                 ---------------------
     conduct of the business of the Borrower or any of the Restricted Subsidiaries, as applicable.

          5.9  No Burdensome Restrictions. No Requirement of Law or Contractual
               --------------------------
Obligation of the Borrower or any of the Restricted Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          5.10 Taxes. (a) All United States federal income Tax Returns of each
               -----
     Loan Party required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments which are being contested in good faith by appropriate proceedings, and with respect to which adequate reserves are maintained in accordance with GAAP. Each Loan Party (i) has filed all other Tax Returns that are required to have been filed by it pursuant to applicable foreign, state, local or other law, except where the failure to so file could not reasonably be expected to have a Material Adverse Effect and (ii) has paid all taxes and other assessments due pursuant to such returns or pursuant to any assessment received by any Loan Party, except for such taxes and other assessments, if any, as are being contested in good faith, for which the criteria for Customary Permitted Liens have been satisfied, including, without limitation, for which adequate reserves are maintained in accordance with GAAP and which could not reasonably be expected to have a Material Adverse Effect.

          (b) All Taxes and other assessments and levies which the Loan Parties were or are required to withhold or collect have been withheld and collected and have been paid over or will be paid over when due to the proper Governmental Authorities except to the extent the failure to withhold, collect or pay could not reasonably be expected to have a Material Adverse Effect. Neither the Internal Revenue Service nor any other taxing authority is now asserting or, to the knowledge of Borrower, threatening to assert against any Loan Party any deficiency or claim for additional Taxes or interest thereon or penalties in connection therewith which could reasonably be expected to have a Material Adverse Effect. No Loan Party is a party to any Tax allocation or sharing arrangement with any Person other than another Loan Party, except as reflected in Schedule
                                                                  --------
     5.10(b),
     -------
     or in connection with the proration of Taxes in connection with Dispositions and Acquisitions. There are no Liens on any of the assets of any Loan Party that arose in connection with any failure (or alleged failure) to pay any Taxes except as permitted under Section 8.3.
                                                         -----------

          5.11 Federal Regulations. Neither the Borrower nor any Subsidiary is
               -------------------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Loan has been or will be used by the Borrower or any Subsidiary, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board including Regulations T, U and X. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U, as the case may be.

          5.12 ERISA. Except as, in the aggregate, could not reasonably be
               -----
expected to result in a Material Adverse Effect: (a) neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code; (b) no termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period; (c) the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits; (d) neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; and (e) no such Multiemployer Plan is in Reorganization or Insolvent.

          5.13 Investment Company Act; Other Regulations. No Loan Party is (a)
               -----------------------------------------
an "investment company" or a company "controlled by" an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder or (b) a "holding company" or a "subsidiary" or "affiliate" of a "holding company" or a "public utility," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations thereunder. None of the transactions contemplated by this Agreement will violate or result in a violation of Section 7 of the Exchange Act or any regulations thereunder, including, without limitation, Regulations T, U and X of the Federal Reserve Board. The making of the Loans and the issue and acquisition of the Notes do not constitute "purpose credit" within the meaning of Regulation U of the Federal Reserve Board, and the Lenders are not required to obtain a statement from Borrower on any Federal Reserve Board form with respect to the extension of credit hereunder. Loan Parties do not intend to apply, nor will it apply, any part of the proceeds of the Loans in any manner that is unlawful or would involve a violation of the Foreign Assets Control Regulations or the Cuban Assets Control Regulations of the United States Treasury Department.

          5.14 Restricted Subsidiaries. (a) Schedule 5.14(a) (as supplemented
               -----------------------      ----------------
     from time to time) sets forth a true and complete list of (i) all of the Restricted Subsidiaries and (ii) all of the issued and outstanding Equity Interests and the owners thereof, of each Restricted Subsidiary. The outstanding shares of Equity Interests of each Restricted Subsidiary and the Borrower have been duly authorized and validly issued and are fully paid and non-assessable, and all of the outstanding shares of each class of the Equity Interests of each Restricted Subsidiary are owned, directly or indirectly, beneficially and of record, by the Borrower, free and clear of all Liens other than the Liens created by the Security Documents.

          (b) All the outstanding shares of Equity Interests of each Loan Party are duly authorized, validly issued, fully paid and nonassessable, and none of such shares has been issued in violation of any preemptive or preferential Rights of any Persons. No voting trusts, agreements or other voting arrangements or any other agreements exist with respect to the Equity Interests of any Restricted Subsidiary. Except (i) as set forth on
     Schedule 5.14(b) (as supplemented from time to time), (ii) for options
     ----------------
     granted pursuant to any employee stock option plan approved by the Borrower's board of directors, and (iii) for agreements by the Borrower to issue stock in connection with any Investment permitted under Section 8.8,
                                                                   -----------
     no outstanding subscription, contract, convertible or exchangeable security, option, warrant, call or other Rights (whether absolute or contingent, statutory or otherwise) (collectively, "Equity Agreements")
                                                         -----------------
     obligating or permitting the Borrower to issue, sell, exchange or otherwise dispose of or to purchase, redeem or otherwise acquire shares of, or securities convertible into or exchangeable for, Equity Interests of the Borrower exists. No Equity Agreements obligating or permitting any Restricted Subsidiary to issue, sell, exchange or otherwise dispose of or to purchase, redeem or otherwise acquire shares of, or securities convertible into or exchangeable for, Equity Interests of any Restricted Subsidiary exists. No Equity Interest of any Loan Party is subject to any restriction on transfer thereof except as set forth on Schedule 5.14(b) and
                                                            ----------------
     except for restrictions set forth in the Loan Documents and those imposed by federal or state securities Laws or which may arise as a result of any Loan Party being subject to the Communications Act. Pursuant to the Pledge Agreements, the Lenders will at all times hold a valid and perfected first priority Lien on all of the issued and outstanding Equity Interests of each Restricted Subsidiary. Each Restricted Subsidiary of the Borrower is, directly or indirectly, a Wholly Owned Subsidiary.

          5.15 Insurance. Each Loan Party maintains with financially sound,
               ---------
responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance covering its properties and businesses against such casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary in the case of same or similar businesses.

          5.16 Authorization Matters. Except as could not reasonably be expected
               ---------------------
to result in a Material Adverse Effect:

          (a) the Borrower and the Restricted Subsidiaries possess all Authorizations necessary to own, operate and construct the Broadcast Assets or otherwise for the operations of their businesses and are not in violation thereof and all such Authorizations are in full force and effect and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or material and adverse modification of any such Authorization, other than the renewal of FCC Licenses in accordance with the procedures of the FCC from time to time;

          (b) neither the Borrower nor any of the Restricted Subsidiaries is in violation of any duty or obligation required by the Communications Act of 1934, as amended, or any FCC rule or regulation applicable to its or their operations;

          (c) there is not pending or, to the best knowledge of the Borrower, threatened, any action by the FCC to revoke, cancel, suspend or refuse to renew any FCC License held by the Borrower or any of the Restricted Subsidiaries and there is not pending or, to the best knowledge of the Borrower, threatened, any action by the FCC to modify adversely, revoke, cancel, suspend or refuse to renew any other Authorization; and

          (d) there is not issued or outstanding or, to the best knowledge of the Borrower, threatened, any notice of any hearing, violation or complaint against the Borrower or any of the Restricted Subsidiaries with respect to the Authorizations of the Borrower or of any of the Restricted Subsidiaries and the Borrower has no knowledge that any Person intends to contest renewal of any Authorization.

          5.17 Environmental Matters. Except as could not reasonably be expected
               ---------------------
to result in a Material Adverse Effect:

          (a) the facilities and properties owned by the Borrower or any of its Subsidiaries (the "Owned Properties") do not contain, and, to the knowledge
                        ----------------
     of the Borrower to the extent not owned, leased or operated during the past five years, have not contained during the past five years, any Materials of Environmental Concern in amounts or concentrations which constitute or constituted a violation of, or could reasonably be expected to give rise to liability under, any Environmental Law;

          (b) the facilities and properties leased or operated by the Borrower or any of its Subsidiaries, but not owned by them (the "Leased and Operated
                                                             -------------------
     Properties"), to the knowledge of the Borrower, do not contain and have not
     ----------
     contained during the past five years, any Materials of Environmental Concern in amounts or concentrations which constitute or constituted a violation of, or could reasonably be expected to give rise to liability under, any Environmental Law;

          (c) the Owned Properties and all operations at the Owned Properties are in compliance, and, to the knowledge of the Borrower to the extent not owned, leased or operated during the past five years, have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Owned Properties or violation of any Environmental Law with respect to the Owned Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business") which could interfere with the
                                   --------
     continued operation of the Owned Properties;

          (d) to the knowledge of the Borrower, the Leased and Operated Properties and all operations at the Leased and Operated Properties are in compliance, and, in the last five years been in compliance, with all applicable Environmental Laws, and to the knowledge of the Borrower there is no contamination at, under or about the Leased and Operated Properties or violation of any Environmental Law with respect to the Leased and Operated Properties or the Business operated by the Borrower or any of its Subsidiaries which could interfere with the continued operation of the Leased and Operated Properties;

          (e) neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Owned Properties or the Leased and Operated Properties (together, the "Properties") or the Business, nor
                                             ----------
     does the Borrower have any knowledge that any such notice will be received or is being threatened;

          (f) the Borrower has not transported or disposed of Materials of Environmental Concern nor, to the Borrower's knowledge, have Materials of Environmental Concern been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability to the Borrower or any Subsidiary under, any Environmental Law, nor has the Borrower generated any Materials of Environmental Concern nor, to the Borrower's knowledge, have Materials of Environmental Concerns been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability to the Borrower or any Subsidiary under, any applicable Environmental Law;

          (g) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to the Properties or the Business; and

          (h) the Borrower has not released, nor, to the Borrower's knowledge, has there been any release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws.

          5.18 Accuracy of Information. (a) All material Information made
               -----------------------
     available to the Administrative Agent or any Lender by the Borrower pursuant to this Agreement or any other Loan Document did not, as of the date such Information was made available, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made.

          (b)  All pro forma financial information and projections made
                   --- -----
     available to the Administrative Agent or any Lender by the Borrower pursuant to this Agreement or any other Loan Document have been prepared and furnished to the Administrative Agent or such Lender in good faith and were based on estimates and assumptions that were believed by the management of the Borrower to be reasonable in light of the then current and foreseeable business conditions of the Borrower and the Subsidiaries. The Administrative Agent and the Lenders recognize that such pro forma financial information and projections and the estimates and assumptions on which they are based may or may not prove to be correct.

          5.19 Security Documents. (a) Each Pledge Agreement is effective to
               ------------------
     create in favor of the Administrative Agent, for the ratable benefit of the Lenders and other secured parties named therein, a legal, valid and enforceable security interest in that portion of the Collateral described therein and proceeds thereof and, when such Collateral is delivered to the Administrative Agent, such Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person.

          (b) Each Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders and other secured parties named therein, a legal, valid and enforceable security interest in that portion of the Collateral described therein and proceeds thereof and, when financing statements in appropriate form as filed in the offices specified in the Perfection Certificates, such Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person, to the extent provided in such Security Agreement, other than with respect to the rights of Persons pursuant to Liens expressly permitted by
     Section 8.3.
     -----------

          5.20 Solvency. As of the date on which this representation and
               --------
warranty is made or deemed made, each Loan Party is Solvent, both before and after giving effect to the transactions contemplated hereby consummated on such date and to the incurrence of all Indebtedness and other obligations incurred on such date in connection herewith and therewith.

          5.21 Labor Matters. There are no actual or overtly threatened strikes,
               -------------
labor disputes, slow downs, walkouts, or other concerted interruptions of operations by the employees of any Loan Party which could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters, other than any such violations, individually or collectively, which could not reasonably be expected to have a Material Adverse Effect. All payments due from any Loan Party on account of employee health and welfare insurance have been paid or accrued as a liability on its books, other than any such nonpayments which could not, individually or collectively, reasonably be expected to have a Material Adverse Effect.

          5.22  Prior Names. (a)  As of the Effective Date, neither the
                -----------
     Borrower nor any Restricted Subsidiary has used or transacted business under any other corporate or trade name in the five-year period preceding the Effective Date except as set forth on Schedule 5.22(a) hereto (as
                                               ----------------
     supplemented from time to time).

          (b) Neither the Borrower nor any Restricted Subsidiary uses or transacts business under any corporate or trade names other than those set forth in Schedule 5.22(b) (as supplemented from time to time).
              ----------------

          5.23  Chief Executive Office; Chief Place of Business.  Schedule 5.23
                -----------------------------------------------   -------------
(as supplemented from time to time) accurately sets forth the location of the chief executive office and chief place of business (as such terms are used in the Uniform Commercial Code of each state whose law would purport to govern the attachment and perfection of the security interests granted by the Security Documents) of the Borrower and each Restricted Subsidiary.

          5.24  Real Property; Leases.  Schedule 5.24(a) (as supplemented from
                ---------------------   ----------------
time to time) sets forth a correct and complete listing of (a) all real property owned by each Loan Party, (b) all leases and subleases of real property leased by each Loan Party, and (c) all leases and subleases of real property by each Loan Party with annual lease payments to be received therefor in excess of $50,000. Each Loan Party has good and marketable title to, or a valid and subsisting leasehold interest in, all its material real property, subject to no Liens except those permitted in Section 8.3. Each Loan Party enjoys peaceful and
                                -----------
undisturbed possession of its owned and leased real property and the improvements thereon and no Material Lease or other lease material to the operation of any Loan Party's business contains any unusual provisions that might adversely affect or impair such Loan Party's use and enjoyment of the property covered thereby or the operation of such Loan Party's business or, in either case, which could reasonably be expected to have a Material Adverse Effect. All Material Leases are in full force and effect and no default or potential default exists thereunder which could reasonably be expected to have a Material Adverse Effect, except as disclosed in Schedule 5.24.
                                                -------------

          5.25  Ownership of Stations.  Schedule 5.25 (as supplemented from
                ---------------------   -------------
time to time) completely and correctly lists each Station owned directly or indirectly by any Loan Party. No Loan Party owns any Station other than the Stations so listed.

          5.26  Possession of Necessary Authorizations.  Each Loan Party
                --------------------------------------
possesses all Necessary Authorizations (or rights thereto) used or to be used in its business as presently conducted and as proposed to be conducted or necessary to permit it to own its properties and to conduct its business as presently conducted and as proposed to be conducted, except to the extent the failure to so possess could not reasonably be expected to have a Material Adverse Effect, free and clear of all Liens other than those permitted under Section 8.3. No
                                                             -----------
Loan Party is in violation of any Necessary Authorization and no event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any Necessary Authorization or right which could reasonably be expected to have a Material Adverse Effect. The Necessary Authorizations for the Stations owned by the Borrower or any of its Restricted Subsidiaries are valid and in full force and effect unimpaired by any act, omission or condition which could reasonably be expected to have a Material Adverse Effect. The applicable Loan Parties have timely filed all applications for renewal or extension of all Necessary Authorizations, except to the extent that the failure to so file could not reasonably be expected to have a Material Adverse Effect. Except for actions or proceedings (i) affecting the broadcasting industry generally or (ii) which could not reasonably be expected to have a Material Adverse Effect, no petition, action, investigation, notice of violation or apparent liability, notice of forfeiture, orders to show cause, complaint or proceeding is pending or, to the best knowledge of the Borrower, threatened before the FCC or any other forum or agency with respect to any Loan Party or any of its Stations or seeking to revoke, cancel, suspend or modify any of the Necessary Authorizations. The Borrower does not know of any fact that is likely to result in the denial of an application for renewal, or the revocation, modification, nonrenewal or suspension of any of the Necessary Authorizations, or the issuance of a cease-and-desist order, or the imposition of any administrative or judicial sanction with respect to any Stations owned by the Borrower or any Restricted Subsidiary, which could reasonably be expected to have a Material Adverse Effect.

     5.27   FCC, Copyright, Patent and Trademark Matters.  No Loan Party is
            --------------------------------------------
liable to any Person for copyright infringement under the Federal Copyright Act or any state copyright Laws which could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Loan Parties, each Loan Party and each Station is in material compliance with all state and federal laws relating to copyright, including the Copyright Revision Act of 1976, 17 U.S.C.
(S) 101 et. seq., and have all performing arts licenses which are materially necessary for the conduct of their business. To the best knowledge of each Loan Party, no Loan Party owns any patents or trademarks that have been registered with any Tribunal and no applications for registration are pending with respect to any patents or trademarks owned by any Loan Party, except as set forth in
Schedule 5.27 (as supplemented from time to time).
-------------

     5.28   License Subsidiaries.  All FCC Licenses and other Authorizations
            --------------------
relating to the Loan Parties' Stations are held by a License Subsidiary. Other than Broadcast Holdings, Inc., no License Subsidiary (a) owns or holds any assets (including the ownership of stock or any other interest in any Person) other than Operating Agreements and FCC Licenses and other Authorizations relating to such Stations, (b) is engaged in any business other than the holding, acquisition and maintenance of FCC Licenses and other Authorizations,
(c) has any investments in any other Person other than the Borrower or (d) owes any Indebtedness (other than Guaranty Obligations to the Senior Subordinated Note Holders and the Lenders with respect to the Senior Subordinated Indebtedness and the Obligations, respectively) to any Person other than the Borrower. Broadcast Holdings, Inc. holds and owns the FCC Licenses for Station WYCB-AM only and the assets related to that Station.

                       SECTION 6.  CONDITIONS PRECEDENT

     6.1  Conditions to Effectiveness of this Agreement.  The effectiveness of
          ---------------------------------------------
this Agreement is subject to the satisfaction of the following conditions precedent:

          (a)  Loan Documents.  The Administrative Agent shall have received (i)
               --------------
     this Agreement duly executed and delivered by the Borrower; (ii) Notes, duly executed and delivered by the Borrower and payable to the order of each Lender that has requested a Note or Notes pursuant to Section 2.8(b),
                                                                --------------
     (iii) a Pledge Agreement duly executed and delivered by the Borrower and each Restricted Subsidiary, (iv) a Security Agreement duly executed and delivered by the Borrower and each Restricted Subsidiary, (v) an Intellectual Property Security Agreement duly executed by the Borrower and each Restricted Subsidiary, and (vi) a Guaranty duly executed and delivered by each Restricted Subsidiary.

          (b)  Closing Certificates.  The Administrative Agent shall have
               --------------------
     received a certificate (the "Closing Certificate") for each Loan Party,
                                  -------------------
     dated the Effective Date, substantially in the form of Exhibit K, with
                                                            ---------
     appropriate insertions and attachments (including the Charter Documents of such Loan Party), in each case reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of each Loan Party, which certificate shall state that the consent or approval thereby certified has not been amended, modified, revoked or rescinded.

          (c)  Fees.  The Administrative Agent (or, in the case of clause (ii)
               ----
below, the applicable Agent) shall have received:

               (i) all fees and expenses required to be paid at such time under Sections 3.3 and 4.3;
                ------------     ---

               (ii) all fees required to paid at such time under the Fee Letters; and

               (iii) all reasonable fees and expenses of counsel to the Administrative Agent in connection with this Agreement and the other Loan Documents.

          (d)  Legal Opinions.  The Administrative Agent shall have received,
               --------------
     with a counterpart for each Lender, the following executed legal opinions:

               (i) the executed legal opinion of Kirkland & Ellis, substantially in the forms of Exhibit L-1;
                                        -----------

               (ii) the executed legal opinion of Davis Wright Tremaine LLP, FCC counsel to the Borrower, substantially in the form of Exhibit M;
                                                                    ---------
          and

               (iii) from such local counsel to the Loan Parties as the Administrative Agent may require in respect of the Security Documents, each in form and substance satisfactory to the Administrative Agent.

          (e)  Financial Statements.  The Lenders shall have received (i)
               --------------------
     audited consolidated financial statements of the Borrower and its consolidated Subsidiaries for the fiscal year ended December 31, 1999, which financial statements shall have been prepared in accordance with GAAP and shall be accompanied by an unqualified report thereon prepared by Arthur Andersen L.L.P.

          (f)  Governmental and Third Party Approvals.  All material
               --------------------------------------
     Authorizations and third-party approvals (including, without limitation, all FCC Licenses and consents) necessary or appropriate in connection with the transactions contemplated by the Loan Documents shall have been obtained and shall be in full force and effect, and all applicable waiting periods (except FCC consents to the transfers of the FCC Licenses with respect to the Clear Channel Acquisition) shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on the transactions contemplated by the Loan Documents and copies of all such Authorizations and third-party approvals shall be delivered to the Administrative Agent.

          (g)  No Material Adverse Information.  The Lenders shall not have
               -------------------------------
     become aware of any previously undisclosed materially adverse information with respect to (i) the ability of the Loan Parties to perform their respective obligations under the Loan Documents or in connection with the transactions contemplated hereunder in any material respect or (ii) the rights and remedies of the Lenders.

          (h)  No Material Default Under Other Agreements.  There shall exist no
               ------------------------------------------
     material breach or event of default (or condition which would constitute such breach or an event of default with the giving of notice or the passage of time) under any agreements relating to Equity Interests, or any material financing agreements, lease agreements or other material Contractual Obligation, to which the Borrower, any of the Restricted Subsidiaries is a party or by which any of them is bound.

          (i)  Pledged Securities and Instruments of Transfer.  The
               ----------------------------------------------
     Administrative Agent shall have received the certificates representing the shares of Equity Interests pledged pursuant to each Pledge Agreement, accompanied by duly executed instruments of transfer or assignments in blank for each such certificate.

          (j)  Actions to Perfect Liens.  (i) All filing documents, necessary
               ------------------------
     or,in the opinion of the Administrative Agent, desirable to perfect or continue to protect the Liens created by the Security Documents shall have been executed and delivered by the pledgors or grantors thereunder; and
     (ii) all Collateral shall be free and clear of Liens except for Liens permitted by Section 8.3.
                  -----------

          (k)  Material Adverse Change.  There shall exist no material adverse
               -----------------------
     change in the financial condition or business operations of the Borrower or any of the Restricted Subsidiaries since December 31, 1999.

          (l)  Projections and Certified Pro Forma Financial Information.  The
               ---------------------------------------------------------
     Administrative Agent shall have received (i) a pro forma consolidated balance sheet for the Borrower and the Restricted Subsidiaries (giving effect to the extensions of credit to be made hereunder and the use of proceeds hereunder) dated as of May 31, 2000, certified to by a Responsible Officer, and (ii) management's five year projections for the Borrower and the Restricted Subsidiaries.

          (m)  Lien Searches.  The Administrative Agent shall have received the
               -------------
     results of a recent search by a Person reasonably satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of the Borrower and the Restricted Subsidiaries, in each of the jurisdictions where such personal property is located or in which financing statements will be filed to perfect the security interests granted pursuant to the Security Documents, and such search shall reveal no Liens relating to the personal property of the Borrower or the Restricted Subsidiaries, or to the Collateral, except for Liens which will be terminated on or before the Effective Date, Liens referred to in Section 6.1(j), Liens permitted by
                                          --------------
     Section 8.3.
     -----------

          (n)  Insurance.  The Administrative Agent shall have received
               ---------
     certificates of insurance naming (i) the Administrative Agent as loss payee for the benefit of the Lenders and (ii) each of the Lenders as an additional insured, as required by Section 7.5(b).
                                        --------------

          (o)  License Subsidiaries and Operating Agreements.  The Borrower
               ---------------------------------------------
     shall have caused all Necessary Authorizations relating to the Loan Parties' Stations to have been transferred to a License Subsidiary, which License Subsidiary shall (i) be a Wholly Owned Restricted Subsidiary, (ii) shall have no Indebtedness (other than Guaranty Obligations to the Lenders with respect to the Senior Subordinated Indebtedness and the Obligations, respectively), (iii) shall have no assets, other than the Necessary Authorizations (except as set forth in Section 5.28) and (iv) shall
                                            ------------
     otherwise be in compliance with the representations and warranties set forth in Section 5.28. The Borrower and each License Subsidiary shall have
              ------------
     entered into an Operating Agreement and the Administrative Agent shall have received a fully executed copy of each such Operating Agreement.

          (p)  FCC Consents.  The Borrower (i) shall have received all of the
               ------------
     Necessary Authorizations (A) for the consummation of the transactions contemplated herein and in any related agreements or documents, (B) the period for seeking reconsideration, review or appeal of such Necessary Authorizations shall have expired, except with respect to the Borrower's acquisition of control of the Stations that are the subject of the Clear Channel Acquisition, and (C) no such reconsideration, review or appeal shall have been sought by any party; and (ii) shall have delivered to the Administrative Agent copies of the written consent by the FCC of the transfer to Radio One Licenses, Inc. of FCC Licenses for stations that are the subject of the Clear Channel Acquisition and previously held by any of the Sellers under the Clear Channel Acquisition Agreement (other than that certain translator known as K261AB for which the Borrower and AMFM Radio Licenses, LLC have applied for the consent of the transfer by AMFM Radio Licenses, LLC to Radio One Licenses, Inc. and for which ownership is not material to the Borrower).

          (q)  Perfection Certificate.  The Administrative Agent shall have
               ----------------------
     received a Perfection Certificate, dated the date of this Agreement, duly executed by each Loan Party.

          (r)  Landlord Waivers and Consents.  To the extent required by the
               -----------------------------
     Administrative Agent, Landlord Waivers and Consents signed by each lessor of real property leased by the Borrower or any Restricted Subsidiary, waiving such lessor's liens in and to the equipment or fixtures of the applicable Loan Party located on the leased premises and consenting to an assignment of the applicable lease to the Lenders or purchasers of the Lenders after an Event of Default.

          (s)  Cancellation of Liens.  Evidence that all Liens other than Liens
               ---------------------
     permitted by Section 8.3 have been canceled and released, including duly
                  -----------
     executed releases and UCC-3 financing statements in recordable form and otherwise in form and substance satisfactory to the Administrative Agent.

          (t)  Issuance of New Preferred Stock.  The New Preferred Stock shall
               -------------------------------
     have been issued and the Borrower shall have received the proceeds thereof.

          (u)  Consummation of Clear Channel Acquisition.  The Lenders shall
               -----------------------------------------
     have received satisfactory evidence that the Clear Channel Acquisition shall have been consummated prior to or concurrently with the making of the initial Loans pursuant to and in accordance with the terms and conditions of the Clear Channel Acquisition Agreement and related acquisition documentation reasonably satisfactory in form and substance to the Lenders (no material provision thereof having been amended, supplemented, waived or otherwise modified, without the prior written consent of the Lenders).

          (v)  Appointment of Service Agent.  Evidence that Corporation Service
               ----------------------------
     Company has accepted its appointment as agent for the Borrower and the Restricted Subsidiaries to receive service of process in any legal action or proceeding relating to the Loan Documents brought in the State of New York during the period from the Effective Date through two years following the Termination Date.

          (w)  Repayment and Cancellation of Certain Indebtedness.  (i) All
               --------------------------------------------------
     Indebtedness not permitted by Section 8.2 shall have been paid or otherwise
                                   -----------
     discharged in full, and all Liens created in connection therewith shall have been terminated and (ii) the Lenders shall have received satisfactory evidence (including receipt by the Agent of copies of canceled instruments and securities) that such Indebtedness has been paid and loan documentation, security interests, guaranties and Liens with respect thereto have been terminated and released concurrently with the making of the initial Loans.

          6.2  Conditions to All Extensions of Credit.  The obligation or
               --------------------------------------
agreement of each Lender to make any Loan or to issue any Letter of Credit requested to be made or issued by it on any date (including, without limitation, its initial extension of credit under this Agreement) is subject to the satisfaction, immediately prior to or concurrently with the making of such Loans or the issuing of such Letters of Credit, of the following conditions precedent:

          (a)  No Material Litigation.  No litigation, inquiry, injunction or
               ----------------------
     restraining order shall be pending, entered or threatened in writing which could reasonably be expected to have a Material Adverse Effect.

          (b)  No Material Adverse Effect.  There shall not have occurred any
               --------------------------
     change, development or event which could reasonably be expected to have a Material Adverse Effect.

          (c)  Representations and Warranties.  Each of the representations and
               ------------------------------
     warranties made by any Loan Party in or pursuant to the Loan Documents to which it is a party shall be true and correct in all material respects on and as of such date as if made on and as of such date, after giving effect to the Loans requested to be made or the Letters of Credit to be issued on such date and the proposed use of the proceeds thereof.

          (d)  No Default.  No Default or Event of Default shall have occurred
               ----------
     and be continuing on such date or will occur immediately after giving effect to the extension of credit requested to be made on such date and the proposed use of the proceeds thereof.

          (e)  Notice of Borrowing; L/C Application.  The Borrower shall have
               ------------------------------------
     submitted a Notice of Borrowing in accordance with Section 2.2 and/or an
                                                        -----------
     L/C Application in accordance with Section 3.2 and certifying to the
                                        -----------
     matters set forth in Section 6.2(a) through and including (d).
                          --------------

          (f)  Compliance and Compliance Certificate.  The Administrative Agent
               -------------------------------------
     shall have received a certificate duly executed by a Responsible Officer of the Borrower certifying to the Lenders that (i) no Default or Event of Default exists both before and immediately after giving effect to such extension of credit, the uses thereof and transactions to be consummated in connection therewith and (ii) the Borrower can incur such Indebtedness under the Senior Subordinated Debt Documents and any other documents evidencing Subordinated Debt permitted to be incurred by the Borrower under this Agreement; and in the case of any Borrowing involving more than $10,000,000, or the issuance of a Letter of Credit having a face amount of more than $10,000,000, the Administrative Agent shall also have received a Compliance Certificate duly executed by a Responsible Officer of the Borrower and each of the Restricted Subsidiaries giving effect to the requested Borrowing or issuance, the use of proceeds thereof and any transaction to be consummated in connection therewith.

Each borrowing by or issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the applicable conditions contained in this Section 6.2 have been satisfied.
     -----------

                       SECTION 7.  AFFIRMATIVE COVENANTS

     The Borrower hereby agrees that, so long as any Commitment remains in effect, any Loan or L/C Obligation or any other monetary obligation under any other Loan Document shall be outstanding or is due and payable to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall and shall cause each of the Restricted Subsidiaries to:

          7.1  Financial Statements.  Furnish to each of the Lenders:
               --------------------

          (a) as soon as available, but in any event no later than 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheets of the Borrower and the Restricted Subsidiaries as at the end of such year and the related audited consolidated statements of income and shareholders' capital (deficit) and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Arthur Andersen LLP or other independent certified public accountants of nationally recognized standing;

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three fiscal quarterly periods of each Fiscal Year of the Borrower (commencing with the quarter ended June 30, 2000), the unaudited consolidated balance sheet of the Borrower and the Restricted Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as fairly presenting in all material respects the financial condition of the Borrower and the Restricted Subsidiaries, taken as a whole (subject to normal year-end audit adjustments and the absence of footnotes); and

          (c) within forty-five (45) days after the end of each Fiscal Quarter, statements of operation comparing such results to the Budget for that fiscal quarter.

     All such financial statements (not including the Budget) shall be prepared in accordance with GAAP (except for the absence of footnotes and year end adjustment in the case of interim financials) applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          7.2 Certificates; Other Information.  Furnish to each of the Lenders:
              -------------------------------

          (a) concurrently with the delivery of the financial statements referred to in Section 7.1(a), a certificate of the independent certified
                    --------------
     public accountants reporting on such financial statements stating that in making the examination necessary therefor they did not become aware of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in Sections 7.1(a) or (b), a Compliance Certificate executed by
                    ---------------    ---
     a Responsible Officer of the Borrower and each of the Restricted Subsidiaries;

          (c) without duplication of the financial statements delivered pursuant to Section 7.1, within five days after the same are sent, copies
                 -----------
     of all financial statements and reports which the Borrower sends to all of the holders of the Senior Subordinated Notes, and within five days after the same are filed, copies of all financial statements and reports which the Borrower files with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

          (d) promptly, such additional financial and other information as any Lender may from time to time reasonably request;

          (e) on or before the end of the first month of each Fiscal Year an annual budget for the Borrower and the Restricted Subsidiaries for such Fiscal Year (the "Budget") in a form reasonably satisfactory to the
                       ------
     Administrative Agent; and

          (f)  within 10 days of any changes thereto, supplements to Schedules
                                                                     ---------
     5.14(a), 5.22(b), 5.23, 5.24, 5.25 and 5.27.
     -------  -------  ----  ----  ----     -----

          7.3  Payment of Obligations. Pay, discharge or otherwise satisfy at or
               ----------------------
before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except (a) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or the relevant Restricted Subsidiary, as the case may be or (b) where the failure to so pay, discharge or satisfy, could not reasonably be expected to have a Material Adverse Effect.

          7.4  Conduct of Business and Maintenance of Existence, etc. (a)
               -----------------------------------------------------
     Preserve, renew and keep in full force and effect its organizational existence and take all reasonable action to maintain all material rights, privileges and franchises necessary for the conduct of its business except as otherwise permitted pursuant to Section 8.4.
                                        -----------

          (b) Comply with all Contractual Obligations and applicable Requirements of Law, except to the extent that failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

          7.5  Maintenance of Property; Insurance.  (a) Keep all material
               ----------------------------------
     property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted) consistent with customary practices in the industry of the Borrower; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent certificates of insurance from time to time received by it for each such policy of insurance including insurance policies evidencing the Borrower's compliance with
     Section 7.5(b).
     --------------

          (b) The Borrower shall cause (i) the Administrative Agent to be named, in a manner reasonably satisfactory to the Administrative Agent, (a) as lender loss payee for the benefit of the Lenders under all policies of casualty insurance maintained by the Borrower and the Restricted Subsidiaries with respect to Collateral and (b) the Lenders to be named as an additional insured on all policies of liability insurance maintained by the Borrower and the Restricted Subsidiaries; and (ii) all insurance policies to contain a provision that the policy may not be canceled, terminated or modified without thirty (30) days' prior written notice to the Administrative Agent.

          7.6 Inspection of Property; Books and Records; Discussions.  Keep and
              ------------------------------------------------------
maintain a system of accounting established and administered in accordance with sound business practices and keep and maintain proper books of record and accounts; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records during normal business hours and as often as may reasonably be requested and upon reasonable notice and to discuss the business, operations, properties and financial and other condition of the Borrower and the Restricted Subsidiaries with officers and employees of the Borrower and the Restricted Subsidiaries and with their independent certified public accountants; provided that representatives of the Borrower designated by a Responsible Officer may be present at any such meeting with such accountants.

          7.7 Notices.  Promptly after the Borrower obtains knowledge thereof,
              -------
give notice to the Administrative Agent and each Lender of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any litigation, investigation or proceeding which may exist at any time between the Borrower or any of the Restricted Subsidiaries and any Governmental Authority, which in either case could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Borrower or any of the Restricted Subsidiaries (i) which could reasonably be expected to result in an adverse judgment of $5,000,000 or more and which is not covered by insurance or (ii) in which injunctive or similar relief is sought which in the case of this clause (ii) could reasonably be expected to have a Material Adverse Effect;

          (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

          (e) promptly after the filing or mailing thereof, and in any event within five days thereafter, a copy of each material application, statement, report, registration statement, notice or other filing which is
     (i) filed with the FCC by or on behalf of any Loan Party, or of which any Loan Party has knowledge, with respect to or affecting a Station owned directly or indirectly by any Loan Party, (ii) made with the Securities and Exchange Commission or (iii) distributed to the public shareholders or debtholders of the Borrower generally, and, promptly on the request of any Lender, a copy of any other statement, report, notice or other filing filed or made with (x) the FCC by or on behalf of any Loan Party, or of which any Loan Party has knowledge or (y) any other Tribunal;

          (f) promptly after such occurrence, and in any event within five days thereafter, notice of any situation in which on-air broadcasting operations of any Station owned by the Borrower or any Restricted Subsidiary that has, in the four-quarter period most recently ended contributed at least 5% to EBITDA of the Borrower and its Restricted Subsidiaries, are interrupted for more than 60 consecutive hours;

          (g) promptly after any officer of any Loan Party becomes aware thereof, and in any event within five days thereafter, information and a copy of any notice received by any Loan Party from the FCC or other Tribunal or any Person that concerns (i) any event or circumstance that could reasonably be expected to materially adversely affect any Necessary Authorization and (ii) any notice of abandonment, expiration, revocation, material impairment, nonrenewal or suspension of any Necessary Authorization, together with a written explanation of any such event or circumstance or the circumstances surrounding such abandonment, expiration, revocation, material impairment, nonrenewal or suspension; and

          (h) any development or event which could reasonably be expected to have a Material Adverse Effect.

     Each notice pursuant to this Section (other than pursuant to clause (e)) shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action is proposed to be taken with respect thereto.

          7.8 Environmental Laws.
              ------------------

          (a) Comply in all material respects with any and all Environmental Laws, including, without limitation, all Environmental Laws in jurisdictions in which any Loan Party owns or operates a facility or site, arranges for disposal or treatment of Materials of Environmental Concern, solid waste or other wastes, accepts for transport any Materials of Environmental Concern, solid wastes or other wastes or holds any interest in real property or otherwise. No Loan Party shall cause or permit the Release of Materials of Environmental Concern, solid waste or other wastes on, under or to any real property in which such Loan Party holds any interest or performs any of its operations, in material violation of any Environmental Law. The Borrower shall notify the Lenders promptly after its receipt of notice thereof, of any Environmental Claim which any Loan Party receives involving any potential or actual material liability of any Loan Party arising in connection with any noncompliance with or violation of the requirements of any Environmental Law or a material Release or threatened Release of any Materials of Environmental Concern, solid waste or other waste into the environment. The Borrower shall promptly notify the Lenders (i) of any material Release of Materials of Environmental Concern on, under or from the real property in which any Loan Party holds or has held an interest, upon the Borrower's learning thereof by receipt of notice that any Loan Party is or may be liable to any Person as a result of such Release or that any Loan Party has been identified as potentially responsible for, or is subject to investigation by any Governmental Authority relating to, such Release, and (ii) of the commencement or threat of any material judicial or administrative proceeding alleging a violation of any Environmental Laws.

          (b) If the Administrative Agent at any time has a reasonable basis to believe that there may be a violation of any Environmental Law by, or any liability arising thereunder of, any Loan Party or related to any real property owned, leased or operated by any Loan Party or real property adjacent to such real property, which violation or liability could reasonably be expected to have a Material Adverse Effect, upon request from the Administrative Agent, provide the Administrative Agent with such reports, certificates, engineering studies or other written material or data as the Administrative Agent may require so as to satisfy the Administrative Agent that such Loan Party is in material compliance with all applicable Environmental Laws.

          (c) Defend, indemnify and hold the Administrative Agent and the Lenders, and their respective officers, directors, shareholders, employees, agents, affiliates, successors and assigns harmless from and against all costs, expenses, claims, demands, damages, penalties and liabilities of every kind or nature whatsoever incurred by them (including reasonable attorneys fees) arising out of, resulting from or relating to (i) the noncompliance of any Loan Party or any property owned or leased by any Loan Party with any Environmental Law, or (ii) any investigatory or remedial action involving any Loan Party or any property owned or leased by any Loan Party and required by Environmental Laws or by order of any Governmental Authority having jurisdiction under any Environmental Laws, or (iii) any injury to any Person whatsoever or damage to any property arising out of, in connection with or in any way relating to the breach of any of the environmental warranties or covenants contained in this Agreement or any facts or circumstances that cause any of the environmental representations or warranties contained in this Agreement to cease to be true, or (iv) the existence, treatment, storage, Release, generation, transportation, removal, manufacture or other handling of any Materials of Environmental Concern on or affecting any property owned or leased by any Loan Party, or
     (v) the presence of any asbestos-containing material or underground storage tanks, whether in use or closed, under or on any property owned or leased by any Loan Party; provided, however, that the foregoing indemnity shall
                        --------
     not apply to any such costs, expenses, claims, demands, damages, penalties or liabilities that are determined in a final non-appealable order of a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of the indemnified Person.

          7.9 Collateral.  (a) To secure full and complete payment and
              ----------
     performance of the Obligations, the Borrower shall, and shall cause each of the Restricted Subsidiaries to, grant and convey to and create in favor of, the Administrative Agent for the ratable benefit of the Lenders a continuing first priority (subject, except for Equity Interests, to any prior Liens permitted by Section 8.3)
                                                                  -----------
     perfected Lien and security interest in, to and on all of the Collateral, of the Borrower and such Restricted Subsidiaries (except to the extent prohibited by law or as otherwise provided by law or as otherwise provided in the Security Agreements or Intellectual Property Security Agreements) including but not limited to the following: (i) all of the Borrower's and such Restricted Subsidiaries' present and future non-real estate assets (other than (A) Equity Interests in Unrestricted Subsidiaries; (B) minority Equity Interests, acquired in accordance with and pursuant to Section
                                                                   -------
     8.8(b), in Persons that are not Subsidiaries if the Borrower or Restricted
     ------
     Subsidiary, as the case may be, is contractually prohibited from creating a Lien in such minority Equity Interests; and (C) licenses and operating permits in which applicable law prohibits the creation of a Lien), including, without limitation, their equipment, inventory, accounts receivable, instruments, general intangibles, intellectual property (in each case, unless otherwise agreed by the Administrative Agent); and (ii) all of the Equity Interests of each Restricted Subsidiary owned by the Borrower or any other Restricted Subsidiary, now owned or hereafter acquired by the Borrower or such other Restricted Subsidiary.

          (b) With respect to any new Restricted Subsidiary created or acquired after the Effective Date, (i) the Borrower, and/or any Restricted Subsidiary owning the Equity Interests of such new Restricted Subsidiary, shall promptly execute and deliver to the Administrative Agent such amendments to the Pledge Agreements of the applicable Loan Party as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Equity Interests of such new Restricted Subsidiary, (ii) in the case of any such new Restricted Subsidiary, such new Restricted Subsidiary shall promptly execute and deliver to the Administrative Agent a Guaranty, Pledge Agreement, Security Agreement and, if necessary, an Intellectual Property Security Agreement, (iii) the applicable Loan Party owning Equity Interests of the new Restricted Subsidiary and such new Restricted Subsidiary shall deliver any certificates representing the Equity Interests of such new Restricted Subsidiary and any Restricted Subsidiary of such new Restricted Subsidiary, respectively, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the applicable Loan Party, (iv) the applicable Loan Party owning Equity Interests of the new Restricted Subsidiary and such new Restricted Subsidiary shall take such other actions as shall be necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the assets of, and Equity Interests in, such new Restricted Subsidiary, including, without limitation, the filing of such Uniform Commercial Code financing statements as may be requested by the Administrative Agent, and
     (v) if requested by the Administrative Agent, the Borrower shall cause to be delivered to the Administrative Agent legal opinions relating to the matters described in the preceding clauses (i), (ii), (iii) and (iv), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (c) With respect to any newly acquired assets or transfers of assets to the Borrower or a Restricted Subsidiary (other than: (A) Equity Interests in Unrestricted Subsidiaries, and (B) minority Equity Interests in Persons that are not Subsidiaries, acquired in accordance with and pursuant to Section 8.8(b), if the Borrower or Restricted Subsidiary, as
                 --------------
     the case may be, is contractually prohibited from creating a Lien in such minority Equity Interests), promptly after acquiring or receiving any such asset, execute and deliver or cause to be delivered to the Administrative Agent in a form reasonably acceptable to the Administrative Agent (i) one or more Pledge Agreements, Security Agreements and/or Intellectual Property Security Agreements which grant to the Administrative Agent a first priority perfected security interest in such assets (subject, except for Equity Interests, to any prior Liens permitted by Section 8.3 and as
                                                       -----------
     otherwise provided in the Security Agreements and Intellectual Property Security Agreements) and (ii) such additional agreements and other documents as the Administrative Agent reasonably deems necessary to establish a valid, enforceable and perfected first priority security interest in such Collateral including but not limited to Collateral consisting of Intellectual Property (subject, except for Equity Interests, to any Liens permitted by Section 8.3 and as otherwise provided in the
                               -----------
     Security Agreements and Intellectual Property Security Agreements).

          (d) Upon request of the Administrative Agent, promptly execute and deliver or cause to be executed and delivered to the Administrative Agent in a form reasonably acceptable to the Administrative Agent (i) one or more Pledge Agreements, Security Agreements and/or Intellectual Property Security Agreements which grant to the Administrative Agent a first priority perfected security interest (subject, except for Equity Interests, to any Liens permitted by Section 8.3 and as otherwise provided in the
                               -----------
     Security Agreements and Intellectual Property Security Agreements) in such Collateral of the Borrower or a Restricted Subsidiary, including Equity Interests of direct or indirect Restricted Subsidiaries, as shall be specified by the Administrative Agent and (ii) such additional agreements and other documents as the Administrative Agent reasonably deems necessary to establish a valid, enforceable and perfected first priority security interest in such property or Equity Interests.

          7.10 Use of Proceeds.  The Borrower shall use the proceeds of the
               ---------------
Loans and the Letters of Credit only (i) to fund the Clear Channel Acquisition and the Dallas Acquisition and Permitted Acquisitions; (ii) to repay the Senior Subordinated Indebtedness, and other Indebtedness of the Borrower for which the use of the proceeds of the Loans has been approved by the Administrative Agent; and (iii) for working capital and general corporate purposes.

          7.11 New Restricted Subsidiaries. Immediately upon the creation or
               ---------------------------
acquisition thereof, the Borrower shall notify the Administrative Agent about any newly created or acquired Restricted Subsidiary and shall provide the Administrative Agent with the Loan Documents required pursuant to Section 7.9
                                                                  -----------
and an updated Schedule 5.14.
               -------------

          7.12 Taxes.  The Loan Parties shall file all necessary and material
               -----
Tax Returns and pay when due and any and all material Taxes, other than Taxes which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP.

          7.13   Further Assurances.  Each Loan Party shall make, execute or
                 ------------------
endorse, and acknowledge and deliver or file, or cause the same to be done, all such notices, certifications, documents, instruments and agreements, and shall take or cause to be taken such other actions as the Administrative Agent may, from time to time, deem reasonably necessary or appropriate in connection with this Agreement or any of the other Loan Documents and the obligation of such Loan Party to carry out the terms and conditions of this Agreement and the other Loan Documents to which it is a party, including, without limitation, each Loan Party shall perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, pledge agreements, deeds of trust, mortgages, financing statements, and other agreements, documents, instruments and certificates as the Administrative Agent may deem reasonably necessary or appropriate in order to create, perfect and maintain the Liens in favor of the Administrative Agent for the ratable benefit of the Lenders in and to the Collateral and preserve and protect the Rights of the Lenders hereunder, under the other Loan Documents and in and to the Collateral. Each Loan Party acknowledges that certain transactions contemplated by this Agreement and the other Loan Documents, and certain actions which may be taken by the Administrative Agent or the Lenders in the exercise of their Rights under this Agreement or any other Loan Document, may require the consent of the FCC. If the Administrative Agent reasonably determines that the consent of the FCC is required in connection with the execution, delivery or performance of any of the aforesaid documents or any documents delivered to the Administrative Agent or the Lenders in connection therewith or as a result of any action which may be taken or be proposed to be taken pursuant thereto, then each Loan Party, at its sole cost and expense, shall use its best efforts to secure such consent and to cooperate with the Administrative Agent and the Lenders in any such action taken or proposed to be taken by the Administrative Agent or any Lender.

          7.14   Appraisals of Collateral.  If at any time the Administrative
                 ------------------------
Agent reasonably determines that it must have current appraisals of any of the Collateral to comply with any Law, upon request by the Administrative Agent (which request shall not be made more frequently than once every 12 months), the Borrower shall cooperate with the Administrative Agent to enable the Administrative Agent to obtain appraisals of the Collateral, the cost of which shall be paid by the Borrower.

          7.15   Hedging Obligation.  The Borrower shall, within ninety days
                 ------------------
after the later of (i) the Initial Borrowing Date or (ii) the date on which Aggregate Outstandings of Credit shall exceed $25,000,000, enter into, and shall at all times thereafter maintain in full force and effect, Interest Hedge Agreements having an initial term of at least two years and in form and substance reasonably satisfactory to the Administrative Agent so that the sum of the notional amount subject to such agreements plus the outstanding principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries which bears interest at a fixed rate equals at all times at least 50% of the principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries then outstanding, and the Borrower shall maintain Interest Hedge Agreements for such percentage coverage for an average term of at least one year at all times thereafter.

                        SECTION 8.  NEGATIVE COVENANTS

          The Borrower hereby agrees that, so long as any Commitment remains in effect, any Loan or L/C Obligation or any other monetary Obligation under any other Loan Document is outstanding, or is due and payable to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall not, and the Borrower shall not permit any of the Restricted Subsidiaries to:

          8.1    Financial Condition Covenants.
                 -----------------------------

          (a)       Interest Coverage Ratio.  Permit the Interest Coverage
                    -----------------------
     Ratio at any time during any period set forth below to be less than the ratio set forth opposite such period:


                    Period                            Ratio
                    ------                            -----

          As of the Effective Date through            1.50 to 1.00
          June 29, 2001

          June 30, 2001 through and including         1.75 to 1.00
          September 29, 2001

          September 30, 2001 through and including    2.00 to 1.00
          June 29, 2002

          June 30, 2002 through and including         2.25 to 1.00
          December 30, 2002

          December 31, 2002 and thereafter            2.50 to 1.00

          (b)   Leverage Ratio. Permit the Leverage Ratio at any time during any
              --------------
     period set forth below to be more than the ratio set forth opposite such period:

     Before a Qualifying Issuance:

               Period                                        Ratio
               ------                                        -----

          As of the Effective Date through and
          including September 29, 2000                       7.00 to 1.00

          September 30, 2000 through and including           6.50 to 1.00
          June 29, 2001

          June 30, 2001 through and including                6.00 to 1.00
          March 30, 2002

          March 31, 2002 through and including               5.00 to 1.00
          March 30, 2003

          March 31, 2003 and thereafter                      4.00 to 1.00

          After a Qualifying Issuance, for the periods occurring after the Qualifying Issuance:

               Period                                              Ratio
               ------                                              -----

          As of the Effective Date through and
          including September 29, 2000                             7.50 to 1.00

          September 30, 2000 through and including June 29, 2001   7.00 to 1.00

          June 30, 2001 through and including March 30, 2002       6.50 to 1.00

          March 31, 2002 through and including March 30, 2003      5.50 to 1.00

          March 31, 2003 and thereafter                            4.50 to 1.00

          (c)  Senior Leverage Ratio.  Permit the Senior Leverage Ratio at any
               ---------------------
     time after a Qualifying Issuance, for any period set forth below, to be more than the ratio set forth opposite such period:

                Period                                Ratio
                ------                                -----

          As of the Effective Date through and
          including September 29, 2000                5.50 to 1.00

          September 30, 2000 through and including
          June 29, 2001                               5.00 to 1.00

          June 30, 2001 through and including
          March 30, 2002                              4.50 to 1.00

          March 31, 2002 through and including
          March 30, 2003                              4.00 to 1.00

          (d)  Fixed Charge Coverage Ratio.  Permit the Fixed Charge Coverage
               ---------------------------
     Ratio at any time to be less than 1.10 to 1.00

          8.2  Limitation on Indebtedness. Create, incur, assume or suffer to
               --------------------------
exist any Indebtedness of the Borrower or any Restricted Subsidiary of the Borrower, except (without duplication):

          (a)  Indebtedness under this Agreement or any other Loan Document;

          (b) intercompany Indebtedness by and among the Borrower and any of its Wholly Owned Restricted Subsidiaries;

          (c) in the case of the Borrower, Interest Hedge Agreements entered into with the Lenders or any of them for the purpose of hedging against interest rate fluctuations with respect to variable rate Indebtedness of the Borrower or any of the Restricted Subsidiaries;

          (d) (i) in the case of the Borrower, Indebtedness in respect of the Senior Subordinated Indebtedness and (ii) in the case of the Restricted Subsidiaries, Indebtedness in respect of the Senior Subordinated Guaranties as in effect on the date hereof;

          (e) Indebtedness of the Borrower and the Restricted Subsidiaries of up to $20,000,000 in the aggregate at any time outstanding, plus amounts
                                                                 ----
     assumed in connection with Permitted Acquisitions, consisting of Purchase Money Indebtedness and/or Capital Lease Obligations (provided that such
                                                          --------
     Indebtedness and Obligations so assumed are not incurred or created in connection with any such Permitted Acquisition and were not incurred or created in anticipation of such Permitted Acquisition);

          (f)  Indebtedness existing on the Effective Date and set forth on
     Schedule 8.2;
     ------------

          (g) Indebtedness of the Borrower or any Restricted Subsidiary consisting of Permitted Sales Representations in each case incurred in connection with the disposition of any assets of the Borrower or any Restricted Subsidiary;

          (h) unsecured Indebtedness of the Borrower of up to $10,000,000 in the aggregate at any time outstanding;

          (i)  Indebtedness in respect of a Qualified Issuance; and

          (j)  Indebtedness secured by Liens permitted by Section 8.3 (e).
                                                          ---------------

          8.3  Limitation on Liens. Create, incur, assume or suffer to exist
               -------------------
any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a)  Customary Permitted Liens;

          (b)  Liens created pursuant to the Security Documents;

          (c) any attachment, prejudgment or judgment Lien in existence less than sixty consecutive calendar days after the entry thereof, or with respect to which execution has been stayed, or with respect to which payment in full above any applicable customary deductible is covered by insurance or a bond, or which could not reasonably be expected to have a Material Adverse Effect;

          (d) Purchase Money Liens securing Purchase Money Indebtedness or Capital Lease Obligations permitted under Section 8.2(e), up to an
                                               --------------
     aggregate amount of up to $20,000,000 at any time outstanding, plus amounts
                                                                    ----
     assumed in connection with Permitted Acquisitions (provided that such
                                                        --------
     Indebtedness and Obligations so assumed are not incurred or created in connection with any such Permitted Acquisition and were not incurred or created in anticipation of such Permitted Acquisition); and

          (e) Liens securing up to $1,000,000 of Indebtedness in the aggregate at any time outstanding.

          8.4  Limitation on Fundamental Changes.  Enter into any merger,
               ---------------------------------
consolidation or amalgamation with any Person, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets to any Person, except:

          (a) a Restricted Subsidiary (other than a License Subsidiary) may merge into or be acquired by the Borrower if the Borrower is the survivor thereof;

          (b) a Restricted Subsidiary (other than a License Subsidiary) may merge into or be acquired by a Wholly Owned Restricted Subsidiary if the Wholly Owned Restricted Subsidiary is the survivor thereof;

          (c) the Borrower or any Restricted Subsidiary (other than a License Subsidiary) may sell, lease, transfer or otherwise dispose of any or all of its assets in a transaction permitted under Section 8.5;
                                                 -----------

          (d) in connection with Permitted Acquisitions where the Borrower or a Wholly Owned Restricted Subsidiary is the survivor thereof; and

          (e) a License Subsidiary may merge into or be acquired by another License Subsidiary.

Notwithstanding anything to the contrary contained in the foregoing, no License Subsidiary other than Broadcast Holdings, Inc. shall own or hold any assets other than Operating Agreements and FCC Licenses and other Necessary Authorizations relating to Stations or engage in any business other than the ownership (or holding) and maintenance of Operating Agreements and FCC Licenses. Broadcast Holdings, Inc. may own or hold the FCC Licenses for Station WYCB-AM only and assets related to that Station; provided, however, that the Borrower
                                         --------
shall cause Broadcast Holdings, Inc. to transfer to the Borrower or a Restricted Subsidiary, no later than 60 days after the Effective Date, all of its assets other than: (1) the FCC Licenses held by it; (2) an Operating Agreement between Broadcast Holdings, Inc. and the Borrower; and (3) an LMA Agreement, reasonably satisfactory to the Administrative Agent, between Broadcast Holdings, Inc. and WYCB Acquisition Corporation.

          8.5  Limitation on Sale of Assets.  Convey, sell, lease, assign,
               ----------------------------
exchange, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests but excluding Equity Interests of the Borrower) (including by way of a Sale and Leaseback Transaction) other than in the ordinary course of business, or issue or sell Equity Interests of any of the Restricted Subsidiaries (other than in connection with its formation and then only to the Borrower or another Restricted Subsidiary), in each case, whether by a single transaction or a series of related transactions, to any Person (each of the foregoing, a "Disposition"), except:
 -----------

          (a) Dispositions of property or assets (other than Equity Interests) between the Borrower and Wholly Owned Restricted Subsidiaries or between Wholly Owned Restricted Subsidiaries provided that in the case of the
                                          --------
     Borrower, such Disposition is less than substantially all of its assets;

          (b)  the sale of capital stock of Unrestricted Subsidiaries;

          (c) other Dispositions of property or assets (other than Equity Interests), provided that such Disposition is less than substantially all
                 --------
     of the assets of the Borrower or any Restricted Subsidiary, as the case may be, and provided further that all of the following conditions are
             --------
     satisfied: (i) the Borrower or such Restricted Subsidiary receives consideration at the time of such Disposition at least equal to the Fair Market Value of the assets subject to such Disposition, as determined and approved by the Board of Directors of the Borrower in the case of such Dispositions with a Fair Market Value of $1,000,000 or more, and at least 80% of the consideration thereof received by the Borrower or such Restricted Subsidiary is in the form of cash, (ii) any such Disposition shall be on a non-recourse basis, except that the Borrower or such Restricted Subsidiary may make Permitted Sale Representations, (iii) no Default or Event of Default shall have occurred and be continuing either before or immediately after the consummation of such transaction and (iv) the Borrower shall, to the extent required, pay the proceeds to the Administrative Agent in accordance with Section 4.2(d) when and if due;
                                             --------------

          (d) Dispositions of assets which, in the good faith exercise of its business judgment, the Borrower determines are no longer useful in the conduct of it or its Subsidiaries' business; and

          (e)  Asset Swaps not otherwise prohibited by Section 8.5 if all of the
                                                       -----------
     following conditions are met: (i) such exchange complies with the definition of Asset Swap, (ii) if the fair market value of the assets transferred exceeds $1,000,000 but is less than $25,000,000, the board of directors of the Borrower approves such exchange, (iii) if the fair market value of the assets transferred exceeds $25,000,000, the board of directors of the Borrower approves such exchange and the Borrower secures an appraisal of the property or assets received given by an unaffiliated third party in form and substance reasonably satisfactory to the Administrative Agent, (iv) the fair market value of any property or assets received is at least equal to the fair market value of the property or assets so transferred, (v) the aggregate of all Asset Swaps closed in the fiscal year in which such Asset Swap is to close do not exceed $100,000,000 (as measured by the fair market value of the assets being transferred pursuant to those Asset Swaps), (vi) each such Asset Swap is effected in connection with an Investment permitted by Section 8.8, and (vii) to the extent
                                     -----------
     applicable, any "boot" or other assets received by the Borrower or any Subsidiary complies with the requirements of paragraph (c) above and the Net Cash Proceeds of such boot or other assets are applied as required by
     Section 4.2(d).
     --------------

Upon request by and at the expense of the Borrower, the Administrative Agent shall immediately release any Liens arising under the Security Documents with respect to any Collateral which is sold or otherwise disposed of in compliance with the terms of Section 8.5(b).
                  --------------

          8.6  Limitation on Restricted Payments; Other Payment Limitations.
               ------------------------------------------------------------
Make any Restricted Payments, except:

          (a) if no Default or Event of Default exists at the time of payment thereof, cash dividends declared and paid on New Preferred Stock at the rates specified in the Borrower's Certificate of Designations, Rights and Preferences dated July 13, 2000 with respect to the New Preferred Stock; and

          (b) repurchases of Common Equity of the Borrower in open market purchases, provided that the aggregate amount of such repurchases shall not
                --------
     exceed (i) $2,500,000 in the aggregate during any period of four consecutive Fiscal Quarters, as of the end of the last Fiscal Quarter of which the Leverage Ratio is 6.00 to 1.00 or higher; or (ii) $7,500,000 in the aggregate during any period of four consecutive Fiscal Quarters, as of the end of the last Fiscal Quarter of which the Leverage Ratio is less than
     6.00 to 1.00; and provided further that a Responsible Officer of the
                       --------
     Borrower delivers a certificate to and in favor of the Administrative Agent and the Lenders certifying that no

     Default or Event of Default shall have occurred and be continuing either before or immediately after the making of such Restricted Payment.

          8.7  Limitation on Acquisitions.  Purchase any stock, bonds, notes,
               --------------------------
debentures or other securities of, or any assets of, in each case to the extent such purchase would involve all or substantially all of a radio broadcasting station of, or a business unit of, any Person (collectively, "Acquisitions")
                                                              ------------
without the prior written consent of the Majority Lenders except the Borrower may make Acquisitions of radio broadcasting stations (or 100% of the capital stock of any Person owning Stations) ("Industry Acquisitions"), if:
                                       ---------------------

               (i) after giving effect to such Acquisition, at least 80% of the Borrower's consolidated revenues, on a pro forma basis, shall be derived from Stations located in the 75 largest Metro Survey Areas, as determined by The Arbitron Company;

               (ii) the Borrower shall have given to the Administrative Agent notice of any such Acquisition with a purchase price of $25,000,000 or more at least ten days prior to executing any binding commitment with respect thereto.

               (iii) the Administrative Agent shall have received evidence and confirmations reasonably satisfactory to it prior to the closing of such Acquisition to the effect that the structure of the transaction satisfies all material, applicable legal and regulatory requirements for such Acquisition;

               (iv) no Default or Event of Default shall exist as of the date of consummation of such Acquisition or after giving effect to such Acquisition;

               (v) with respect to Acquisitions with a purchase price of $25,000,000 or more, the Borrower shall have demonstrated to the satisfaction of the Administrative Agent that the Borrower will be in compliance with all of the covenants contained herein after giving effect to such Acquisition and that no Event of Default or Default then exists or would exist after giving effect to such acquisition, and the Borrower shall have delivered to the Administrative Agent within ten days prior to the consummation of such Acquisition an Acquisition report signed on behalf of the Borrower by a Responsible Officer of the Borrower in form and substance satisfactory to the Administrative Agent which shall contain (A) calculations demonstrating on a pro forma basis the Borrower's compliance with the financial covenants set forth in this Section 8 after giving effect to
                                                ---------
          such Acquisition, and (B) projections for the Borrower for a five year period after the closing of such Acquisition giving effect to the Acquisition and including a statement of sources and uses of funds for such Acquisition showing, among other things, the source of financing for the Acquisition;

               (vi) all FCC Licenses acquired in connection with such Acquisition shall be transferred immediately upon consummation of such Acquisition to a License Subsidiary;

               (vii) the Borrower shall have delivered to the Administrative Agent UCC, judgment, and tax lien searches for each relevant jurisdiction and shall have taken any actions as may be necessary or reasonably requested by the Administrative Agent to grant to the Administrative Agent, for the benefit of the Lenders, perfected Liens in all personal property acquired by the Borrower or any of its Restricted Subsidiaries in such Acquisition pursuant to the Security Documents, subject to no prior Liens except Permitted Liens;

               (viii) if the Borrower acquires a Subsidiary or creates a Subsidiary (including a License Subsidiary) pursuant to or in connection with such Acquisition, the Subsidiary shall be a Wholly Owned Restricted Subsidiary;

               (ix) the Borrower shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent to the effect that all material approvals, consents or authorizations required in connection with such Acquisition (including the formation of any License Subsidiary and the transfer of FCC Licenses to a License Subsidiary) from any Governmental Authority shall have been obtained and shall have become Final Orders (unless (i) at the time of the closing of the relevant Acquisition, no filing shall have been made with the FCC that opposes or objects to any request for consent to the assignment of any of the FCC Licenses being acquired pursuant to such Permitted Acquisition or (ii) if at the time of the closing of the relevant Acquisition any such filing shall have been made, the Borrower shall have delivered to the Administrative Agent and the Lenders an opinion of the Borrower's FCC counsel in form and substance reasonably satisfactory to the Administrative Agent and the Lenders to the effect that the objection set forth in such filing would not reasonably be expected to result in a denial of the FCC Consent or the designation for hearing of the applications for FCC Consent), and such opinions as the Administrative Agent may reasonably request as to the Liens granted to the Administrative Agent, for the benefit of the Lenders, as required pursuant to this Section, as to any required regulatory approvals for such Acquisition and so as to such other matters as the Administrative Agent may reasonably request.

(the transactions described above or otherwise permitted by the Majority Lenders being herein referred to collectively as "Permitted Acquisitions").
                                          ----------------------

          8.8  Limitation on Investments.  Make any Investment in
               -------------------------
any Person, other than:

          (a)  Permitted Investments;

          (b)  provided no Default or Event of Default shall have occurred and
               --------
be continuing both before and immediately after the making of such Investment, Investments in an amount not to exceed $50,000,000 in the aggregate over the term of this Agreement so long as: (i) the Borrower shall have given notice to the Administrative Agent of each such investment in excess of $5,000,000 at least three Business Days prior to making such investment, (ii) each such investment shall be structured so that it is non-recourse to the Loan Parties and that no Loan Party shall have any liability or obligation, contingent or otherwise, in respect of such investment, (iii) the business conducted by each entity in which the Borrower or any of its Restricted Subsidiaries may invest pursuant to this subsection shall be related or incidental to the Borrower's and its Restricted Subsidiaries' business of owning and operating radio stations and the board of directors, executive committee of such board or chief executive officer of the Borrower shall have determined in good faith that each such investment shall benefit the Borrower's and its Restricted Subsidiaries' business of owning and operating radio stations, and (iv) each such investment (other than a minority Equity Interest in a Person that is not a Subsidiary if the Borrower or Restricted Subsidiary acquiring such Minority Equity Interest is contractually prohibited from creating a Lien in such minority Equity Interest) shall be pledged to the Administrative Agent for the benefit of the Lenders pursuant to the applicable Pledge Agreement or other documentation in form and substance satisfactory to the Administrative Agent as security for the Obligations or such investment shall be held by a wholly owned Restricted Subsidiary of the Borrower that has no operations and no material liabilities, and all of the equity interests of such Restricted Subsidiary shall be pledged to the Administrative Agent for the benefit of the Lenders pursuant to the applicable Pledge Agreement or other documentation in form and substance satisfactory to the Administrative Agent as security for the Obligations; and

          (c)  Permitted Acquisitions.

          8.9  Limitation on Transactions with Affiliates.  (a)  The Borrower
               ------------------------------------------
     shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Borrower or any Restricted Subsidiary (each of the foregoing, an "Affiliate Transaction"),
                                                       ---------------------
     unless (i) such Affiliate Transaction is on terms that are no less favorable to the Borrower or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Borrower or such Restricted Subsidiary with a non-Affiliated Person, or (ii) the amount paid to such Affiliate is not substantially in excess of the fair value of the services rendered by such Affiliate.

          (b)  The provisions of paragraph (a) above shall not prohibit:

               (i) employment arrangements (including customary benefits thereunder) entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Borrower or such Restricted Subsidiary;

               (ii) transactions solely between or among the Borrower and its Wholly Owned Restricted Subsidiaries or solely between or among Wholly Owned Restricted Subsidiaries;

               (iii) transactions permitted under Section 8.6;
                                                  -----------

               (iv) any agreement as in effect on the Effective Date and listed on Schedule 8.9 or any amendment thereto or any transaction
             ------------
          contemplated thereby

          (including pursuant to any amendment thereto) and any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Lenders in any material respect than the original agreement as in effect on the Effective Date;

               (v) the existence of, or the performance by the Borrower or any of the Restricted Subsidiaries of its obligations under the terms of, any stockholders agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party on the Effective Date;

               (vi) services provided to any Unrestricted Subsidiary of the Borrower for fees approved by a majority of the disinterested members of the Board of Directors of the Borrower; and

               (vii) subject to the terms of this Agreement, including but not limited to Sections 4.2(e), 8.2, 8.5 and 8.12, the issuance, sale or
                     -------------------------     ----
          other disposition of any Equity Interest (other than Disqualified Stock) of the Borrower, including any equity-related agreements relating thereto such as registration rights and voting agreements so long as such agreements do not result in such Equity Interests being Disqualified Stock.

          8.10 Limitation on Restrictions on Restricted Subsidiary
               ---------------------------------------------------
Distributions. Enter into or suffer to exist or become effective any consensual
-------------
encumbrance or restriction on the ability of any Restricted Subsidiary of the Borrower to (a) pay dividends or make any other distributions in respect of any Equity Interests of such Restricted Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Restricted Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any other Restricted Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Restricted Subsidiary of the Borrower, except any encumbrance or restriction existing under or by reason of:

               (i)   applicable Law;

               (ii) by reason of customary nonassignment provisions in leases entered into in the ordinary course of business and consistent with past practices;

               (iii) Purchase Money Indebtedness for property acquired in the ordinary course of business that only impose restrictions on the property so acquired;

               (iv)  this Agreement;

               (v) agreements relating to the financing of the acquisition of real or tangible personal property acquired after the Effective Date, provided that such encumbrance or restriction relates only to the
          --------
          property that is acquired and, in the case of any encumbrance or restriction that constitutes a Lien, such Lien constitutes a Purchase Money Lien; or

               (vi) any restriction or encumbrance contained in contracts for sale of assets in respect of the assets being sold pursuant to such contract.

          8.11 Limitation on Lines of Business.  Enter into any business,
               -------------------------------
either directly or through any Restricted Subsidiary other than the radio broadcast business and activities directly related thereto (each, a "Permitted
                                                                     ---------
Line of Business"); provided, however, that no more than 20% of the Borrower's
----------------    --------  -------
consolidated revenues, on a pro forma basis, may be derived from operations in other media or entertainment businesses.

          8.12 Limitation on Sale or Issuance of Equity Interests.  Issue, sell,
               --------------------------------------------------
assign, pledge or otherwise encumber or dispose of any shares of Equity Interests of the Borrower or the Restricted Subsidiaries, except (a) the Restricted Subsidiaries may issue or sell Equity Interests to the Borrower, (b) the Equity Interests of the Restricted Subsidiaries may be pledged pursuant to the Pledge Agreements, (c) the Borrower may issue common stock under (i) effective registration statements filed with the Securities and Exchange Commission, subject to the Borrower's compliance with the provisions of Sections
                                                                        --------
4.2(e), or (ii) pursuant to any employee stock option plan approved by the
------
Borrower's board of directors, or (iii) in connection with Investments permitted under Section 8.8.
      -----------

          8.13 Limitation on Material Agreements.  No Loan Party will enter into
               ---------------------------------
any amendment, modification or waiver without the prior written consent of the Majority Lenders (i) of any term or provision of the Senior Subordinated Debt Documents, the Standstill Agreement, or the Amended and Restated Certificate of Incorporation that is adverse in any material respect to rights of the Lenders under the Loan Documents, or (ii) of any document governing the rights and preferences of the New Preferred Stock or of the holders thereof that adds more restrictions upon, or events of default with respect to, or is otherwise less favorable in any respect to, the Borrower or that otherwise is in conflict with any of the covenants of the Borrower set forth in this Agreement and the other Loan Documents, other than waivers of compliance by any Loan Party of the terms of any of such agreements.

          No Restricted Subsidiary shall operate, manage or direct the day-to-day operations of any of its Stations unless it has entered into an Operating Agreement with a License Subsidiary and such Operating Agreement is in full force and effect.

          8.14 Certain Intercompany Matters.  (i) Fail to satisfy customary
               ----------------------------
formalities with respect to organizational separateness, including, without limitation, (x) the maintenance of separate books and records and (y) the maintenance of separate bank accounts in its own name; (ii) fail to act solely in its own name and through its authorized officers and agents, (iii) commingle any money or other assets of any Unrestricted Subsidiary with any money or other assets of the Borrower or any of the Restricted Subsidiaries; or (iv) take any action, or conduct its affairs in a manner, which could reasonably be expected to result in the separate organizational existence of the Borrower, each Unrestricted Subsidiary and the Restricted Subsidiaries being ignored under any circumstance.

          8.15 Preferred Stock Documents.  Permit any of the documents
               -------------------------
governing the New Preferred Stock to contain any redemption rights with respect to the holders of the New

Preferred Stock prior to one year after the Termination Date or to contain any rights whatsoever to cause a sale of any Loan Party.

                         SECTION 9.  EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder, on or prior to the date which is five days (or, if later, three Business Days) after any such interest or other amount becomes due in accordance with the terms hereof; or

          (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Sections 7.4, 7.7,
                                                             ------------------
     or 7.9 or Section 8 of this Agreement or in the Pledge Agreements; or
     ------    ---------

          (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs
     (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after the Administrative Agent shall have given the Borrower notice thereof; or

          (e) (i) The Borrower or any of the Subsidiaries shall default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans and Reimbursement Obligations) beyond the period of grace or cure, if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) the Borrower or any of the Subsidiaries shall default in making any payment of any interest on any such Indebtedness beyond the period of grace or cure, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) the Borrower or any of the Subsidiaries shall default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due or to be purchased or repurchased prior to its stated maturity (or, in the case of any such Indebtedness constituting a Guarantee Obligation, to become payable prior to the stated maturity of the primary obligation covered by such Guarantee Obligation); provided that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not constitute a

     Default or an Event of Default under this Agreement unless, at the time of such default, event or condition one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate of $5,000,000; or

          (f) (i) The Borrower or any of the Subsidiaries shall (A) adopt a plan related to the liquidation or dissolution of the Borrower; or (B) commence any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of the Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of the Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of the Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of the Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of the Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Majority Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Majority Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against the Borrower or any of the Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance or indemnities) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days after the entry thereof; or

          (i) (i) Any material provision of the Loan Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

          (j)  A Change of Control shall occur; or

          (k) The occurrence of any of the following: (i) Borrower or any Loan Party shall lose, fail to keep in force, suffer the termination, suspension or revocation of or terminate, forfeit or suffer an amendment to any FCC License or other material license at any time held by it, the loss, termination, suspension or revocation of which could reasonably be expected to have a Material Adverse Effect on the operations of any Loan Party or any Loan Party's ability to perform its obligations under this Agreement or the other Loan Documents; (ii) any proceeding shall be brought by any Person challenging the validity or enforceability of any Necessary Authorization of a Loan Party except when such proceeding could not reasonably be expected to result in the loss of such Necessary Authorization or to have a Material Adverse Effect; (iii) appropriate proceedings for the renewal of any Necessary Authorization shall not be commenced prior to the expiration thereof or if such Necessary Authorization is not renewed or otherwise made available for the use of the applicable Loan Party; (iv) any Loan Party shall fail to comply with the Communications Act or any rule or regulation promulgated by the FCC and such failure to comply results in a fine in excess of $1,000,000; (v) the FCC shall materially and adversely modify any Necessary Authorization or shall suspend, revoke or terminate any Necessary Authorization and such modification, suspension, revocation or termination is not subject to appeal or is being appealed by the Borrower or a Restricted Subsidiary so as to prevent the effectiveness of such modification, suspension, revocation or termination; or (vi) any Contractual Obligation which is materially necessary to the operation of the broadcasting operations of any Loan Party shall be revoked or terminated and not replaced by a substitute, without a Material Adverse Effect on that Loan Party, within 90 days after such revocation or termination; or

          (l) Any breach or default shall occur under any of the Senior Subordinated Debt Documents or the Senior Subordinated Indebtedness is accelerated; or

          (m) The Borrower shall redeem, or any event shall occur that shall require the Borrower to redeem, any shares of the New Preferred Stock, except as otherwise expressly permitted hereunder; or

          (n) the death, disability and/or incapacity (which disability or incapacity renders such Person unable to discharge their respective duties as an officer and/or director of the Borrower as previously performed by such Person for a period of 90 consecutive days) of Liggins and Hughes, unless either (i) successors to such individuals having expertise and experience in the broadcasting industry comparable to that of Liggins and Hughes shall have been retained within 120 days of such cessation or (ii) the board of directors of the Borrower shall have provided to the Majority Lenders within such 120 day period a written statement reasonably acceptable to the Majority Lenders detailing the Borrower's plans for replacing Liggins and Hughes; or

          (o) The on-the-air broadcast operations at any Station owned by the Borrower or any Restricted Subsidiary (other than such a Station which has not, in the four quarter period most recently ended prior to the date of determination, contributed at least 5% to EBITDA of the Borrower and its Restricted Subsidiaries) shall be interrupted at any time for more than 120 consecutive hours, unless (a) the broadcasting operations of all or substantially all of the radio stations in the relevant market also are interrupted for a like period of time, or (b) the Borrower shall be receiving during such period of interruption insurance sufficient to assure that (i) the sum of (A) per diem EBITDA of the Borrower and its Restricted Subsidiaries during such period and (B) the proceeds of such insurance is at least equal to (ii) the per diem EBITDA of the Borrower and its Restricted Subsidiaries which could reasonably have been expected during such period but for the interruption; or

          (p) any initial order of the FCC related to an Acquisition granting to or consenting to a transfer of an FCC License in connection with such an Acquisition shall have not become a Final Order and any Tribunal shall have entered an order reversing such initial order (whether or not such order of such Tribunal shall be subject to further appeal);

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section 9 with respect to the
                                               ---------
Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon such Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith (an "Acceleration"), whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an Acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied, all Loans shall have been paid in full and no other Obligations shall be due and payable, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).

          Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                             SECTION 10.   AGENTS

          10.1 Appointment.  Subject to Section 10.9, each Lender hereby
               -----------
irrevocably designates and appoints the Administrative Agent as the administrative agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          10.2 Delegation of Duties.  The Administrative Agent may execute any
               --------------------
of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          10.3 EXCULPATORY PROVISIONS.  NEITHER THE ADMINISTRATIVE AGENT NOR
               ----------------------
ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT OR AFFILIATES SHALL BE (i) LIABLE FOR ANY ACTION

LAWFULLY TAKEN OR OMITTED TO BE TAKEN BY IT OR SUCH PERSON UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT FOR ITS OR SUCH PERSON'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BREACH OF THIS AGREEMENT) OR (ii) RESPONSIBLE IN ANY MANNER TO ANY OF THE LENDERS FOR ANY RECITALS, STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY THE BORROWER OR ANY OFFICER THEREOF CONTAINED IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY CERTIFICATE, REPORT, STATEMENT OR OTHER DOCUMENT REFERRED TO OR PROVIDED FOR IN, OR RECEIVED BY THE ADMINISTRATIVE AGENT UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR THE VALUE, VALIDITY, EFFECTIVENESS, GENUINENESS, ENFORCEABILITY OR SUFFICIENCY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR ANY FAILURE OF THE BORROWER TO PERFORM ITS OBLIGATIONS HEREUNDER OR THEREUNDER. THE ADMINISTRATIVE AGENT SHALL NOT BE UNDER ANY OBLIGATION TO ANY LENDER TO ASCERTAIN OR TO INQUIRE AS TO THE OBSERVANCE OR PERFORMANCE OF ANY OF THE AGREEMENTS CONTAINED IN, OR CONDITIONS OF, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR TO INSPECT THE PROPERTIES, BOOKS OR RECORDS OF THE BORROWER.

          10.4 Reliance by the Administrative Agent.  The Administrative Agent
               ------------------------------------
shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent; provided, no such written notice shall be
                                     --------
required with respect to any assignment or pledge of any Note to a Federal Reserve Bank. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          10.5 Notice of Default.  The Administrative Agent shall not be deemed
               -----------------
to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender (except in the case of a Default under Section 9(a)) or the Borrower referring
                                       ------------
to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          10.6 Non-Reliance on the Administrative Agent and the Other Lenders.
               --------------------------------------------------------------
Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          10.7 INDEMNIFICATION.  THE LENDERS AGREE TO INDEMNIFY THE
               ---------------
ADMINISTRATIVE AGENT IN ITS CAPACITY AS SUCH (TO THE EXTENT NOT REIMBURSED BY THE BORROWER AND WITHOUT LIMITING THE OBLIGATION OF THE BORROWER TO DO SO), RATABLY ACCORDING TO THEIR RESPECTIVE SPECIFIED PERCENTAGES IN EFFECT ON THE DATE ON WHICH INDEMNIFICATION IS SOUGHT (OR, IF INDEMNIFICATION IS SOUGHT AFTER THE DATE UPON WHICH THE LOANS SHALL HAVE BEEN PAID IN FULL, RATABLY IN ACCORDANCE WITH THEIR SPECIFIED PERCENTAGES IMMEDIATELY PRIOR TO SUCH DATE), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND WHATSOEVER WHICH MAY AT ANY TIME (INCLUDING, WITHOUT LIMITATION, AT ANY TIME FOLLOWING THE PAYMENT OF THE LOANS) BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF, THE COMMITMENTS, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER OR IN

CONNECTION WITH ANY OF THE FOREGOING; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR THE PAYMENT OF ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR BREACH OF THIS AGREEMENT OR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY AGENT OR ATTORNEY-IN-FACT TO WHICH THE ADMINISTRATIVE AGENT HAS DELEGATED ANY DUTIES OR OBLIGATIONS HEREUNDER. THE AGREEMENTS IN THIS SECTION SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.

          10.8 The Administrative Agent in Its Individual Capacity.  The
               ---------------------------------------------------
Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          10.9 Successor Administrative Agent.  (a)  The Administrative Agent
               ------------------------------
     may resign as the Administrative Agent upon 30 days' notice to the Lenders and the Borrower and the appointment of a successor Administrative Agent as hereinafter provided. If the Administrative Agent shall resign as the Administrative Agent under this Agreement and the other Loan Documents, then, unless an Event of Default shall have occurred and be continuing (in which case, the Majority Lenders shall appoint a successor), the Borrower shall appoint from among the Lenders a successor Administrative Agent for the Lenders, which successor Administrative Agent shall be approved by the Majority Lenders (which approval shall not be unreasonably withheld). If no successor Administrative Agent shall have been so appointed by the Borrower (or in the case of an Event of Default, by the Majority Lenders) and such successor Administrative Agent has not accepted such appointment within 30 days after such resignation, then the resigning Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent hereunder shall be either a Lender or, if none of the Lenders is willing to serve as successor Administrative Agent, a major international bank having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor Administrative Agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as the Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any
                            ----------
     actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents.

          (b) In the event that the Administrative Agent shall have breached any of its material obligations to the Lenders hereunder, the Majority Lenders may remove the Administrative Agent, effective on the date specified by them, by written notice to the Administrative Agent and the Borrower. Upon any such removal, the Borrower, provided that no Event of
                                                    --------
     Default shall have occurred and be continuing (in which case the Majority Lenders shall make the appointment), shall have the right to appoint a successor Administrative Agent, which successor Administrative Agent shall be approved by the Majority Lenders (which approval shall not be unreasonably withheld). If no successor Administrative Agent shall have been so appointed by the Borrower (or in the case of an Event of Default, by the Majority Lenders) and such successor Administrative Agent has not accepted such appointment within 30 days after notification to the Administrative Agent of its removal, then the Majority Lenders may appoint a successor Administrative Agent, which successor Administrative Agent hereunder shall be either a Lender or, if none of the Lenders is willing to serve as successor Administrative Agent, a major international bank having combined capital and surplus of at least $500,000,000. Such successor Administrative Agent, provided that no Event of Default shall have occurred
                           --------
     and be continuing, shall be reasonably satisfactory to the Borrower. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. The Borrower and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's removal hereunder as the Administrative Agent, the provisions of this Section 10.9 shall inure to
                                                  ------------
     its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents. If at any time there shall not be a duly appointed and acting Administrative Agent, the Borrower agrees to make each payment due hereunder and under the Notes directly to the Lenders entitled thereto during such time.

          10.10 Other Agents.  The Borrower and each Lender hereby covenant and
                ------------
agree that the Syndication Agent and the Documentation Agents shall not have any duties or responsibilities hereunder, or any fiduciary relationship with the Borrower, the Administrative Agent or any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Syndication Agent, and the Documentation Agents each in its capacity as such.

                         SECTION 11.    MISCELLANEOUS

          11.1  Amendments and Waivers.  Neither this Agreement nor any other
                ----------------------
Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.1. The
                                                          ------------
Majority Lenders and each relevant Loan Party may, or, with the written consent of the Majority Lenders, the Administrative Agent and each relevant Loan Party may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver
                                       --------  -------
and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Commitment or Specified Percentage of any Lender (other than any change in any Commitment or Specified Percentage resulting from (A) the sale of a participation in or assignment of any Lender's interest in such Commitment and Loans in accordance with Section 11.6, or (B) an increase in such
                                        ------------
Commitment pursuant to Section 2.7), or make any change in the method of
                       -----------
application of any payment of the Loans specified in Section 4.2 or Section 4.8,
                                                     -----------    -----------
(ii) waive, extend or reduce any mandatory Commitment reduction pursuant to
Section 4.2, (iii) amend, modify or waive any provision of, this Section 11.1
-----------                                                      ------------
or reduce any percentage specified in the definition of Majority Lenders, or consent to the assignment or transfer by any Loan Party of any of its rights and obligations under this Agreement and the other Loan Documents or amend any provision hereof that expressly requires the consent of all the Lenders, (iv) release any Restricted Subsidiary from its Guaranty or release the Collateral, except as expressly permitted in the Security Documents and except for any Collateral which is permitted to be disposed of pursuant to Section 8.5, all of
                                                            -----------
which Collateral may be released by the Administrative Agent pursuant to such applicable Security Document and pursuant to Section 8.5, (v) amend, modify or
                                             -----------
waive any condition precedent to any extension of credit set forth in Section 6,
                                                                      ---------
in each case of (i), (ii), (iii), (iv) and (v) above, without the written consent of all of the Lenders, (vi) amend, modify or waive any provision of
Section 10 without the written consent of the then Administrative Agent, or
----------
(vii) amend, modify or waive any provision of Section 3 without the written
                                              ---------
consent of the Issuing Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          11.2 Notices.  All notices, requests and demands to or upon the
               -------
respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three Business Days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower, the Subsidiaries and the Administrative Agent, and as set forth in Schedule 1.1A (or, with respect to any Lender that is
                           -------------
an Assignee, in the applicable Assignment and Acceptance) in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

          The Borrower:            Radio One, Inc.
                                   5900 Princess Garden Parkway, 8th Floor
                                   Lanham, Maryland 20706
                                   Attention: Scott R. Royster, Chief
                                               Financial Officer
                                    Fax: (301)306-9426

                                        with copies to:

                                   Alfred C. Liggins, President
                                   Fax: (301)306-9694
                                   and

                                   Linda J. Eckard, General Counsel
                                   Fax:  (301)306-9638

          The Administrative
          Agent/Issuing Lender:    Bank of America, N.A.
                                   901 Main Street, 64th Floor
                                   Dallas, Texas 75202
                                   Attn: Todd Shipley
                                   Fax: (214)209-9390

provided that any notice, request or demand to or upon the Administrative Agent
--------
or the Lenders pursuant to Sections 2 or 3 shall not be effective until
                           ----------    -
received.

          11.3 No Waiver; Cumulative Remedies.  No failure to exercise and no
               ------------------------------
delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          11.4 Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          11.5 Payment of Expenses and Taxes.  The Borrower agrees (a) to pay or
               -----------------------------
reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses reasonably incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent, (c) without duplication of amounts payable pursuant to Sections 4.9 and 4.10, TO
                                                   ------------     ----
PAY, INDEMNIFY, AND HOLD EACH LENDER AND THE ADMINISTRATIVE AGENT HARMLESS FROM, ANY AND ALL RECORDING AND FILING FEES AND ANY AND ALL LIABILITIES WITH RESPECT TO, OR RESULTING FROM ANY DELAY IN PAYING, STAMP, EXCISE AND OTHER TAXES, IF ANY, WHICH MAY BE PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF, OR CONSUMMATION OR ADMINISTRATION OF ANY OF THE TRANSACTIONS CONTEMPLATED BY, OR ANY AMENDMENT, SUPPLEMENT OR MODIFICATION OF, OR ANY WAIVER OR CONSENT UNDER OR IN RESPECT OF, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY SUCH OTHER DOCUMENTS, AND (D) WITHOUT DUPLICATION OF AMOUNTS PAYABLE PURSUANT TO SECTIONS 4.9 AND 4.10, TO PAY, INDEMNIFY, AND HOLD EACH
                    ---------------------
LENDER, EACH ISSUING LENDER AND THE ADMINISTRATIVE AGENT, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, ADVISORS, AGENTS AND CONTROLLING PERSONS (EACH, AN "INDEMNITEE"), HARMLESS FROM AND AGAINST ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE AND ADMINISTRATION OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY SUCH OTHER DOCUMENTS OR THE USE OF THE PROCEEDS OF THE LOANS (ALL THE FOREGOING IN THIS CLAUSE (D), COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"), PROVIDED, THAT IT IS THE INTENTION OF THE BORROWER TO INDEMNIFY THE INDEMNIFIED PARTIES HEREUNDER AGAINST THEIR OWN NEGLIGENCE, AND FURTHER PROVIDED THE BORROWER SHALL HAVE NO OBLIGATION HEREUNDER TO ANY INDEMNITEE WITH RESPECT TO INDEMNIFIED LIABILITIES ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF OR BREACH OF THIS AGREEMENT BY SUCH INDEMNITEE. THE AGREEMENTS IN THIS SECTION SHALL SURVIVE REPAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.

          11.6 Successors and Assigns; Participations and Assignments.  (a)
               ------------------------------------------------------
     This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating
                                                   ------------
     interests in any Loan or L/C Obligation owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, or postpone the date of the final scheduled maturity of the Loans, in each case to the extent subject to such participation. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest,
                     --------
     such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 11.7(a) as fully as if it were
                                         ---------------
     a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 with respect to its
                                 ------------  ----     ----
     participation in the Commitments and the Loans outstanding from time to time as if it were a Lender; provided that, in the case of Section 4.10,
                                  --------                      ------------
     such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any
         --------  -------
     greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in accordance with applicable law, at any time and from time to time assign to any Person (an "Assignee") all or any part of
                                                 --------
     its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit A, executed by such Assignee and such assigning Lender and
             ---------
     delivered to the Administrative Agent for its acceptance and recording in the Register (with a copy to the Borrower) and upon payment to the Administrative Agent of a processing fee in the amount of $3,500 by the applicable Lender and/or Assignee; provided that, (i) no such assignment
                                        --------
     shall be in an amount less than $5,000,000 or a whole multiple of $100,000 in excess thereof or, if less than $5,000,000, the entire amount of such Lender's applicable Commitment; and (ii) no such assignment shall be made without the prior consent of the Administrative Agent and the Borrower (which consent shall not be unreasonably withheld or delayed and no such consent of the Borrower shall be required if any Event of Default exists) unless such assignment is to another Lender or an Affiliate of a Lender, in which event no such consent shall be required. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and

     Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement.

          (d) Any Non-U.S. Lender that could become completely exempt from withholding of any tax, assessment or other charge or levy imposed by or on behalf of the United States or any taxing authority thereof ("U.S. Taxes")
                                                                   ----------
     in respect of payment of any Obligations due to such Non-U.S. Lender under this Agreement if the Obligations were in registered form for U.S. federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to exchange any promissory note(s) evidencing such Obligations for promissory note(s) registered as provided in paragraph (f) below and substantially in the form of Exhibit N
                                                                      ---------
     (an "Alternative Note").  Alternative Notes may not be exchanged for
          ----------------
     promissory notes that are not Alternative Notes.

          (e) Each Non-U.S. Lender that could become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Non-U.S. Lender if the Obligations were in registered form for U.S. Federal income tax purposes and that holds Alternative Note(s) (an "Alternative Noteholder") (or, if such Alternative Noteholder is not the
     -----------------------
     beneficial owner thereof, such beneficial owner) shall deliver to the Borrower prior to or at the time such Non-U.S. Lender becomes an Alternative Noteholder a Form W-8 (Certificate of Foreign Status of the U.S. Department of Treasury) (or any successor or related form adopted by the U.S. taxing authorities), together with an annual certificate stating that (i) such Alternative Noteholder or beneficial owner, as the case may be, is not a "bank" within the meaning of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code) and (ii) such Alternative Noteholder or beneficial owner, as the case may be, shall promptly notify the Borrower if at any time such Alternative Noteholder or beneficial owner, as the case may be, determines that it is no longer in a position to provide such certification to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purposes).

          (f) An Alternative Note and the Obligation(s) evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Alternative Note and the Obligation(s) evidenced thereby on the Register (and each Alternative Note shall expressly so provide). Any assignment or transfer of all or part of such Obligation(s) and the Alternative Note(s) evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Alternative Note(s) evidencing such Obligation(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Alternative Noteholder thereof, and thereupon one or more new Alternative Note(s) in the same aggregate principal amount shall be issued to the designated Assignee(s). No assignment of an Alternative Note and the Obligation(s) evidenced thereby shall be effective unless it has been recorded in the Register as provided in this Section 11.6(f).
                                                  ---------------

          (g) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in Section
                                                                        -------
     11.2 a copy of each Assignment and Acceptance delivered to it and a
     ----
     register (the "Register") for the recordation of the names and addresses of
                    --------
     the Lenders (including Alternative Noteholders) and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time.
     The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register except for any assignment as security or pledge to a Federal Reserve Bank, as contemplated by paragraph (j) of this Section 11.6. The Register shall
                                              ------------
     be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (h) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee and the Borrower, if applicable, together with payment to the Administrative Agent of a registration and processing fee of $3,500 from the applicable Lender and/or Assignee, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

          (i)  Subject to Section 11.16, the Borrower authorizes each Lender to
                          -------------
     disclose to any Participant or Assignee (each, a "Transferee") and any
                                                       ----------
     prospective Transferee, subject to the Transferee agreeing to be bound by the provisions of Section 11.16, any and all financial information in such
                       -------------
     Lender's possession concerning the Borrower and the Subsidiaries which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Subsidiaries prior to becoming a party to this Agreement.

          (j) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          11.7 Adjustments; Set-off.  (a)  If any Lender (a "benefited Lender")
               --------------------                          ----------------
     shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in
     Section 9(f), or otherwise), in a greater proportion than any such payment
     -----------
     to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess
              --------  -------
     payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount, to the extent permitted by applicable law, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that, to the
                                                           --------
     extent permitted by applicable law, the failure to give such notice shall not affect the validity of such set-off and application.

          11.8   Counterparts; When Effective.  This Agreement may be executed
                 ----------------------------
by one or more of the parties to this Agreement in any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Agreement shall become effective when the Administrative Agent has received original counterparts hereof executed by the Borrower, the Administrative Agent and each Lender named on Schedule 1.1A
                                                                   -------------
on the date of the initial extension of credit made under this Agreement (which extension is conditioned, among other things, upon the consummation of the Clear Channel Acquisition) (such date herein referred to as the "Effective Date");
                                                           --------------
provided, however, that if the Clear Channel Acquisition is not consummated on
--------  -------
or prior to September 30, 2000, this Agreement shall be of no force or effect and, in lieu thereof, the Original Credit Agreement shall be in force and effect in accordance with its terms.

          11.9   Severability.  Any provision of this Agreement which is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.10 Integration.  This Agreement and the other Loan Documents
                -----------
represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          11.11 GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          11.12 Submission To Jurisdiction; Waivers.  The Borrower hereby
                -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) designates and appoints Corporation Service Company, with offices at 375 Hudson Street, New York, New York 10014, as agent to receive for and on behalf of the Borrower service of process in New York. In the event that Corporation Service Company resigns or ceases to serve as the Borrower's agent for service of process hereunder, the Borrower agrees forthwith (i) to designate another agent for service of process in the State of New York and (ii) to give prompt written notice to the Administrative Agent of the name and address of such agent. In addition, the Borrower agrees that service of process in any such action or proceeding may also be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 11.2 or at such other
                                                ------------
     address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 11.12 any special, exemplary, punitive or consequential
                -------------
     damages.

          11.13 Acknowledgments.  The Borrower and each Subsidiary hereby
                ---------------
 acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any Subsidiary arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Borrower or any Subsidiary, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower, the Subsidiaries and the Lenders.

          11.14  WAIVERS OF JURY TRIAL.  THE LENDERS, THE BORROWER AND ITS
                 ---------------------
SUBSIDIARIES, FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW, THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY DEALINGS WITH LENDERS RELATING TO THE SUBJECT MATTER OF THE LOAN TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common Law and statutory claims. The Borrower and its Subsidiaries acknowledge that this waiver is a material inducement to Lenders' agreement to enter into a business relationship, that Lenders have already relied on this waiver in entering into this Agreement, and that Lenders will continue to rely on this waiver in related future dealings. The Borrower and its Subsidiaries further warrant and represent that they have knowingly and voluntarily waived their jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, MODIFICATIONS, RENEWALS, EXTENSIONS, RESTATEMENTS, REARRANGEMENTS, SUPPLEMENTS OR SUBSTITUTIONS TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS OR THE NOTES. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          11.15  Maximum Interest Rate.  Regardless of any provision contained
                 ---------------------
in any of the Loan Documents, the Lenders shall never be entitled to contract for, charge, take, reserve, receive, or apply, as interest on the Obligations, or any part thereof, any amount in excess of the Highest Lawful Rate, and, in the event any Lender ever contracts for, charges, takes, reserves, receives, or applies as interest any such excess, it shall be deemed a partial prepayment of principal and treated hereunder as such and any remaining excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Borrower, its Subsidiaries, and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Loans as but a single extension of credit (and Lenders, the Borrower and the Borrower's Subsidiaries agree that such is the case and that provision herein for multiple Loans and for one or more Notes is for convenience only),
(b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and
(d) "spread" the total amount of interest throughout the entire contemplated term of the Obligation; provided that, if the Obligation is paid and performed
                        -------- ----
in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, Lenders shall refund such excess, and, in such event, Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate.

          11.16  Confidentiality.  Each Lender agrees to keep confidential all
                 ---------------
non-public information provided to it by or on behalf of the Borrower or any of the Subsidiaries pursuant to this Agreement or any other Loan Document; provided
                                                                        --------
that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any Assignee or Participant or prospective transferee, if such transferee has agreed in writing to be bound by this Section 11.16, (iii) to its employees, directors,
                               -------------
agents, attorneys, accountants and other professional advisors, (iv) as may be required or appropriate in any report, statement or testimony submitted to the NAIC or any Governmental Authority having or claiming jurisdiction over such Lender (including the Board and the Federal Deposit Insurance Corporation or any similar organization, whether in the United States or elsewhere, and their respective successors), (v) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (vi) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vii) which has been publicly disclosed other than in breach of this Agreement, or (viii) in connection with the exercise of any remedy hereunder.

          11.17  Agreement of Lenders.  The Administrative Agent and the Lenders
                 --------------------
agree to comply with their respective covenants, if any, set forth in the Security Documents.

          11.18  References to Credit Agreement.  All references to this Credit
                 ------------------------------
Agreement herein or in any Loan Document or other document, instrument or certificate or other writing executed or delivered in connection herewith will be deemed for all purposes to refer to this Credit Agreement as among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agents as the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time.

          11.19  FINAL AGREEMENT.  THIS WRITTEN AGREEMENT, THE NOTES AND THE
                 ---------------
OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

     [Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

               EXECUTED as of the day and year first mentioned.

                                    RADIO ONE, INC., the Borrower


                                    By:   /s/ Alfred C. Liggins
                                        -------------------------------
                                          Alfred C. Liggins
                                          President


                                    BANK OF AMERICA, N.A.,
                                    as the Administrative Agent and as a Lender

                                    By:   /s/ Todd Shipley
                                        -------------------------------
                                    Name:      Todd Shipley
                                    Title:     Senior Vice President


                                    CREDIT SUISSE FIRST BOSTON,
                                    as the Syndication Agent and as a Lender

                                    By:   /s/ David L. Sawyer
                                         ------------------------------
                                    Name:     David L. Sawyer
                                    Title:    Vice President


                                    By:   /s/ Bill O'Daly
                                         ------------------------------
                                    Name:       Bill O'Daly
                                    Title:      Vice President


                                    FIRST UNION NATIONAL BANK,
                                    as a Documentation Agent and as a
                                    Lender

                                    By:    /s/ David Kraybill
                                         ------------------------------
                                    Name:       David Kraybill
                                    Title:      Vice President


                                    TORONTO DOMINION (TEXAS), INC.,
                                    as a Documentation Agent and as a
                                    Lender

                                    By:   /s/ Carolyn R. Faeth
                                         ------------------------------
                                    Name:       Carolyn R. Faeth
                                    Title:      Vice President

                                    BANKERS TRUST COMPANY,
                                    as a Documentation Agent and as a
                                    Lender


                                    By: /s/ Gregory P. Shefrin
                                       --------------------------------
                                    Name:     Gregory P. Shefrin
                                    Title:    Director


                                    ___________________________________,
                                    as a Lender

                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                                THE BANK OF NOVA SCOTIA,
                                as a Lender

                                By:   /s/ Vincent J. Fitzgerald, Jr.
                                      --------------------------------
                                Name:     Vincent J. Fitzgerald, Jr.
                                Title:     Authorized Signatory


                                ING (U.S.) CAPITAL LLC, as a Lender

                                By:   /s/ William James
                                      --------------------------------
                                Name:    William James
                                Title:    Director


                                COOPERATIEVE CENTRALE
                                RAIFFEISEN-BOERENLEENBANK, BA,
                                "RABOBANK NEDERLAND", NEW
                                YORK BRANCH, as a Lender

                                By:    /s/ Douglas W. Zylstra
                                      --------------------------------
                                Name:    Douglas W. Zylstra
                                Title:    Senior Vice President

                                By:    /s/ Ian Reece
                                      --------------------------------
                                Name:    Ian Reece
                                Title:    Senior Credit Officer


                                ROYAL BANK OF CANADA, as a Lender

                                By:    /s/ John M. Crawford
                                      --------------------------------
                                Name:    John M. Crawford
                                Title:    Director


                                FLEET NATIONAL BANK,   as a Lender

                                By:   /s/ Michael Elwell
                                      --------------------------------
                                Name:     Michael Elwell
                                Title:     Assistant Vice President

                                SUNTRUST BANK,   as a Lender

                                By:   /s/ J. Eric Millham
                                      --------------------------------
                                Name:     J. Eric Millham
                                Title:     Director


                                SUMMIT BANK, as a Lender

                                By:   /s/ Michael A. Cerillo
                                      --------------------------------
                                Name:     Michael A. Cerillo
                                Title:     Vice President


                                THE DAI-ICHI KANGYO BANK,
                                as a Lender

                                By:   /s/ D. Murdock
                                      --------------------------------
                                Name:     D. Murdock
                                Title:     Senior Vice President


                                NATEXIS BANK, as a Lender

                                By:   /s/ Evan S. Kraus
                                      --------------------------------
                                Name:     Evan S. Kraus
                                Title:     Assistant Vice President

                                By:   /s/ Cynthia E. Sachs
                                      --------------------------------
                                Name:     Cynthia E. Sachs
                                Title:     VP, Group Manager


                                WESTER BANK,   as a Lender

                                By:   /s/ Stephen E. Lafex
                                      --------------------------------
                                Name:     Stephen E. Lafex
                                Title:     Assistant Vice President